[front cover]                                                 NOVEMBER 30, 1998

ANNUAL REPORT
----------------
AMERICAN CENTURY

[graphic of glasses]

AMERICAN CENTURY GROUP
------------------------------------
STRATEGIC ALLOCATION:
  CONSERVATIVE
  MODERATE
  AGGRESSIVE

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century
[inside front cover]


AMERICAN CENTURY BROKERAGE
--------------------------------------------------------------------------------

     We're pleased to introduce American Century's new brokerage service, which offers a wide range of investment options and features:

   * FundChoice Service--Invest in over 8,000 no-load and load mutual funds from hundreds of different fund companies, many with no transaction fees

   *  Buy individual stocks and bonds

   * 24-hour Internet and automated phone trades are just $24.95 for up to 1,000 shares of stock, and 2 cents per share thereafter

   *  Strong research capability
      *  Build and track model portfolios
      *  Get news, quotes and charts
      *  Check free Standard & Poor's stock reports
      * Access Wall Street on Demand(tm), a research service with more than 500,000 reports on industry trends, corporate earnings, and mutual fund analysis

   *  Track your brokerage account on one easy-to-read statement

   * Unlimited check writing and a Gold MasterCard(reg.tm) ATM/debit card with an American Century Brokerage Access AccountSM (minimum $10,000)

To talk with a Brokerage Associate, call 1-888-345-2071.

WHAT'S NEW . . .

   AMERICAN CENTURY CATALOG OF TOOLS & SERVICES lists all the free educational materials available to investors.

   We now have FOUR-PAGE PROFILES of many of our funds. The profiles follow a standard SEC format and are intended to allow investors to compare funds easily. You can request a profile or the full prospectus. Full prospectuses contain more detailed fund information and you will continue to receive one after investing.

   In 1999, we will provide SIMPLIFIED PROSPECTUSES that highlight important information about our funds, including fees and expenses. More detailed data will be in the Statement of Additional Information.

   To order any of these materials, please call 1-800-345-2021.

[left margin]

AMERICAN CENTURY GROUP
STRATEGIC ALLOCATION: CONSERVATIVE
(TWSCX)
----------------------------------
AMERICAN CENTURY GROUP
STRATEGIC ALLOCATION: MODERATE
(TWSMX)
----------------------------------
AMERICAN CENTURY GROUP
STRATEGIC ALLOCATION: AGGRESSIVE
(TWSAX)
----------------------------------


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     The year ended November 30, 1998, was an eventful one in the global financial markets. Weakening economic and financial conditions, brought on by problems in Asia, Russia, and Latin America, led to significant stock market volatility and a dramatic decline in interest rates. Volatility was so rampant that the Federal Reserve (the U.S. central bank) cut interest rates three times to help stabilize markets worldwide.

     The third quarter of 1998 served as a good example of the markets' extremes. Several major U.S. stock indices hit record highs in mid-July before plunging 20-25% in the following six weeks. In the bond market, high demand for the safety of Treasury bonds pushed yields down to their lowest levels ever, but demand for corporate bonds thinned to the point where trading was all but impossible. (Lead manager Jeff Tyler provides more details about the markets on pages 3 and 4.)

     This type of investment environment particularly demonstrates the benefits of well-diversified investment portfolios like the Strategic Asset Allocation funds, which tend to provide greater stability than a portfolio of stocks. For example, when the major U.S. stock indices fell 20-25% between mid-July and the end of August, the Strategic Allocation funds declined just 7-16%. Similarly, when stocks bounced back by 15-20% over the next three months, the Strategic Allocation funds rose 7-10%.

     As eventful as the past year was, the coming year promises to be an equally exciting time for diversified investors. Europe begins a new era as 11 nations unite under a single economy and currency; emerging markets around the globe attempt to start the healing process after financial catastrophe; and the U.S. economic expansion enters its ninth year, approaching the record for the longest expansion since World War II.

     Another situation we've been watching closely is preparation of the world's computer systems for the year 2000. At American Century, we're devoting substantial resources to this endeavor. Throughout 1999, our technology team will be extensively testing our systems, including those involved with fund performance and dividend payments.

     Thank you for your continued investment with American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer


[right margin]

               Table of Contents
   Report Highlights .............    2
   Market Perspective ............    3
STRATEGIC ALLOCATION: CONSERVATIVE
   Performance Information .......    5
   Management Q&A ................    6
   Schedule of Investments .......    9
STRATEGIC ALLOCATION: MODERATE
   Performance Information .......   20
   Management Q&A ................   21
   Schedule of Investments .......   24
STRATEGIC ALLOCATION: AGGRESSIVE
   Performance Information .......   38
   Management Q&A ................   39
   Schedule of Investments .......   42
FINANCIAL STATEMENTS
   Statements of Assets and
   Liabilities ...................   55
   Statements of Operations ......   56
   Statements of Changes
   in Net Assets .................   57
   Notes to Financial
   Statements ....................   58
   Financial Highlights ..........   63
   Independent Auditors'
   Report ........................   69
OTHER INFORMATION
   Share Class and Retirement
   Account Information ...........   70
   Background Information
      Investment Philosophy
      and Policies ...............   71
      Comparative Indices ........   71
      Neutral Asset Mixes ........   71
      Investment Team
      Leaders ....................   71
   Glossary ......................   72


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* A volatile year in the U.S. stock market ended with healthy returns for large-company stocks and subdued performance for smaller-company stocks.

* European stocks benefited from favorable economic conditions and corporate restructuring, while Asian and Latin American markets struggled amid financial crises.

* A sharp decline in U.S. interest rates and heavy demand for Treasury bonds led to generally strong U.S. bond returns.

*   Foreign bond markets performed very well as global economic growth slowed.

STRATEGIC ALLOCATION: CONSERVATIVE

* For the fiscal year ended November 30, 1998, the fund's return trailed that of its benchmark index (a mix of eight market indices), mainly because of an underweighting in Treasury bonds.

* The main adjustment we made to the Strategic Conservative portfolio was to shift to a more defensive stance. This involved:

    *   reducing our stock holdings and increasing our cash position

    *   focusing our U.S. equity portion on large-cap growth stocks

    * shifting our corporate bond holdings into industries less affected by economic downturns

*   Going forward,  we expect to maintain the fund's current  neutral  position,
    with  a  modest   overweighting   in  foreign  stocks  and  a  corresponding
    underweighting in foreign bonds.


STRATEGIC ALLOCATION: MODERATE

* For the fiscal year ended November 30, 1998, the fund's return trailed that of its benchmark index (a mix of 10 market indices), mainly because of our U.S. stock selection.

* The main adjustment we made to the Strategic Moderate portfolio was to shift to a more defensive stance. This involved:

    *   reducing our stock holdings and increasing our cash position

    *   focusing our U.S. equity portion on large-cap growth stocks

    * shifting our corporate bond holdings into industries less affected by economic downturns

*   Going forward,  we expect to maintain the fund's current  neutral  position,
    with  a  modest   overweighting   in  foreign  stocks  and  a  corresponding
    underweighting in foreign bonds.

STRATEGIC ALLOCATION: AGGRESSIVE

* For the fiscal year ended November 30, 1998, the fund's return trailed that of its benchmark index (a mix of 11 market indexes), mainly because of our U.S. stock selection.

* The main adjustment we made to the Strategic Aggressive portfolio was to shift to a more defensive stance. This involved:

    *   reducing our stock holdings and increasing our cash position

    *   focusing our U.S. equity portion on large-cap growth stocks

    * shifting our corporate bond holdings into industries less affected by economic downturns

*   Going forward,  we expect to maintain the fund's current  neutral  position,
    with  a  modest   overweighting   in  foreign  stocks  and  a  corresponding
    underweighting in foreign bonds.

[left margin]

               CONSERVATIVE(1)
                  (TWSCX)
TOTAL RETURNS:               AS OF 11/30/98
    6 Months                       1.90%(2)
    1 Year                            9.43%
NET ASSETS:                  $181.0 million
INCEPTION DATE:                     2/15/96

                 MODERATE(1)
                  (TWSMX)
TOTAL RETURNS:               AS OF 11/30/98
    6 Months                      -0.35%(2)
    1 Year                           10.32%
NET ASSETS:                  $261.7 million
INCEPTION DATE:                     2/15/96

                AGGRESSIVE(1)
                  (TWSAX)
TOTAL RETURNS:               AS OF 11/30/98
    6 Months                      -2.39%(2)
    1 Year                            9.93%
NET ASSETS:                  $145.1 million
INCEPTION DATE:                     2/15/96

(1)  Investor Class.
(2)  Not annualized.

See Total Returns on pages 5, 20, and 38. Investment terms are defined in the Glossary on page 72.


2      1-800-345-2021


Market Perspective with Jeff Tyler
--------------------------------------------------------------------------------
/photo of Jeff Tyler/
Jeff Tyler, senior vice president and lead manager of the Strategic Asset Allocation funds

U.S. STOCKS

     Volatility was the watchword in the U.S. stock market during the year ended November 30, 1998. After steamrolling to all-time highs in the first half of the year, the stock market entered one of its most volatile periods since the end of World War II. A series of financial crises in Asia, Russia, and Latin America wreaked havoc on market psychology, and wide day-to-day swings became common.

     Between mid-July and the end of August, the S&P 500 (a stock index representing the largest U.S. companies) fell almost 20%. Then the index rebounded by 22% over the next three months.

     Despite the volatility, the S&P 500 racked up a healthy return overall (see the table at right), continuing a decade-long trend of above-average returns. However, index performance was deceptive--the robust returns of a handful of large, blue-chip companies masked price declines in the rest of the market. The vast majority of the 9,000 stocks traded in the U.S. began to decline earlier--and fell further-- than the major market indices.

     In particular, small-company stocks repeatedly lagged the shares of larger companies, rising less when stocks moved higher and falling further when prices declined. Despite better values and faster earnings growth than most large-company stocks, small-company stocks were ignored as investors favored the shares of large, seasoned, well-known companies that they could buy or sell at a moment's notice.

     U.S. equity returns varied widely by industry. Financial services stocks, many of which suffered sizable overseas losses, were among the primary casualties when the market went into a tailspin in August. Energy stocks also struggled as oil prices declined. On the positive side, substantial merger activity and domestic business expansion helped telecommunications stocks post huge returns. In addition, a number of large technology companies like Microsoft and Dell Computer benefited from strong demand in the U.S. and Europe, which more than made up for weak sales in Asia.

FOREIGN STOCKS

     Although foreign stock returns were generally favorable over the past year, rapidly changing financial conditions produced significant volatility and regional performance disparities (see the table at right).

     European stock markets performed the best, with returns in individual countries ranging from 20% to 40%. Several factors favored European stocks--low interest rates helped fuel economic expansion; impending economic and monetary union lent stability to the markets; and corporate restructuring led to greater profit growth.

     In Asia, stock returns were generally weak. Japan's economy continued its downward spiral, although the country took encouraging steps toward banking reform and tax relief. Most Southeast Asian markets remained stagnant amid

[right margin]

"(U.S. STOCK) INDEX PERFORMANCE WAS DECEPTIVE--THE ROBUST RETURNS OF A HANDFUL OF LARGE, BLUE-CHIP COMPANIES MASKED PRICE DECLINES IN THE REST OF THE MARKET."

U.S. STOCK MARKET PERFORMANCE
FOR THE YEAR ENDED NOVEMBER 30, 1998

S&P 500             23.66%
S&P MIDCAP 400      10.37%
S&P SMALLCAP 600    -5.38%

FOREIGN STOCK MARKET PERFORMANCE
(IN U.S. DOLLARS)
FOR THE YEAR ENDED NOVEMBER 30, 1998

MORGAN STANLEY EAFE(reg.tm) INDEX        16.45%
Morgan Stanley Europe Index              27.65%
Morgan Stanley Asia Pacific Index        -5.48%
Morgan Stanley Latin American Index     -28.03%

MORGAN STANLEY EAFE(reg.tm) INDEX
   (IN LOCAL CURRENCIES)                 14.44%

Source: Bloomberg Financial Markets

Indices are defined on page 71.


                                                  www.americancentury.com      3


Market Perspective with Jeff Tyler
--------------------------------------------------------------------------------
                                                                    (Continued)

unsolved economic and financial problems. However, there were a couple of exceptions--Thailand and South Korea made some economic progress, and their stock markets rebounded accordingly.

     Latin American stock markets suffered  substantial  losses. Weak economies,
rising  debt  levels,   and   currency   crises  all  combined  to  drag  stocks
significantly lower.

U.S. BONDS

     U.S. interest rates fell sharply during the one-year period, leading to strong bond market returns. Deteriorating global economic conditions were the main reason behind the decline in rates. In the U.S., the Federal Reserve lowered short-term interest rates three times between late September and mid-November--its first rate cuts in three years--to combat slower economic growth and add stability to the markets.

     Treasury bonds benefited the most from this environment. As global economic problems disrupted financial markets worldwide, investors flocked to the safety and liquidity of U.S. Treasury bonds. This "flight to quality" sent Treasury yields down to levels not seen in nearly three decades--the 30-year Treasury bond yield dipped to an all-time low of 4.71% in early October.

     Demand in the corporate bond market was a different story as investors fled bonds riskier than Treasurys. Falling stock prices and concerns that the global economic problems would hurt profits also contributed to the lack of demand for corporate debt.

     Because of these factors, corporate bond yields did not experience the dramatic declines that Treasury yields did. As a result, the difference in yield between corporates and Treasurys widened significantly, especially in the third quarter of 1998. Since bond prices move in the opposite direction of yields, Treasurys experienced sizable price gains, while corporate bond prices were relatively steady.

     In the mortgage-backed securities market, the sharp decline in interest rates produced a negative byproduct--many homeowners took the opportunity to refinance their mortgages. Increased refinancing activity limits the price appreciation of mortgage-backed securities when interest rates fall rapidly.

FOREIGN BONDS

     Interest rates declined around the globe as the world's economic engine downshifted in 1998. As a result, overseas bond markets produced very strong returns, in many cases exceeding U.S. bond market performance (see the tables at left).

     Europe's central banks cut short-term interest rates several times in 1998 to encourage economic activity, and bond yields fell across the board. In Japan, bond yields rose during the past year--demand virtually disappeared, while the government's debt issuance continued to expand. Despite the rising yields, Japanese bonds provided solid returns for U.S. investors because the dollar weakened against the Japanese yen, producing sizable currency gains.

[left margin]

"U.S. INTEREST RATES FELL SHARPLY DURING THE ONE-YEAR PERIOD, LEADING TO STRONG BOND MARKET RETURNS."

U.S. BOND MARKET PERFORMANCE
FOR THE YEAR ENDED NOVEMBER 30, 1998

LEHMAN AGGREGATE BOND INDEX             9.45%
Lehman Treasury Bond Index             10.97%
Lehman Corporate Bond Index             9.40%
Lehman Mortgage-Backed
   Securities Index                     7.48%

FOREIGN BOND MARKET PERFORMANCE
(IN U.S. DOLLARS)
FOR THE YEAR ENDED NOVEMBER 30, 1998

SALOMON NON-U.S. WORLD GOVERNMENT
   BOND INDEX                          13.41%
Salomon European Government
   Bond Index                          16.15%
Salomon Japan Government
   Bond Index                           9.94%

SALOMON NON-U.S. WORLD GOVERNMENT
   BOND INDEX (IN LOCAL CURRENCIES)    10.73%

Source: Bloomberg Financial Markets

Indices are defined on page 71.


4      1-800-345-2021


Strategic Conservative--Performance
--------------------------------------------------------------------------------
TOTAL RETURNS AS OF NOVEMBER 30, 1998

                            INVESTOR CLASS (INCEPTION 2/15/96)                          ADVISOR CLASS (INCEPTION 10/2/96)
                    STRATEGIC                   LEHMAN       THREE-MONTH     STRATEGIC                 LEHMAN       THREE-MONTH
                    ALLOCATION:                AGGREGATE        U.S.         ALLOCATION:              AGGREGATE        U.S.
                   CONSERVATIVE    S&P 500     BOND INDEX   TREASURY BILL   CONSERVATIVE    S&P 500   BOND INDEX   TREASURY BILL
-------------------------------------------------------------------------------------------------------------------------------
6 MONTHS(1)            1.90%         7.50%        5.15%         1.97%          1.64%         7.50%       5.15%        1.97%
1 YEAR                 9.43%        23.66%        9.45%         4.56%          9.06%        23.66%       9.45%        4.56%
-------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
LIFE OF FUND           9.81%        25.37%        8.29%(2)      4.94%(2)      10.81%        29.01%       9.03%(3)     4.88%(3)

(1) Returns for periods less than one year are not annualized.

(2) Since 2/29/96, the date nearest the class's inception for which data are available.

(3) Since 10/31/96, the date nearest the class's inception for which data are available.

See pages 70-72 for more information about share classes, returns, and the comparative indices.

[mountain chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND

Value on 11/30/98
S&P 500                   $18,812
Strategic Conservative    $13,010
Lehman Aggregate          $12,448
3-Month T-Bill            $11,416
                                   Strategic          Lehman            3-Month
                  S&P 500         Conservative       Aggregate           T-Bill
DATE               VALUE             VALUE             VALUE             VALUE
2/29/96*          $10,000           $10,000           $10,000           $10,000
3/31/96           $10,096           $10,044            $9,930           $10,041
4/30/96           $10,244           $10,145            $9,874           $10,082
5/31/96           $10,508           $10,186            $9,855           $10,125
6/30/96           $10,548           $10,222            $9,987           $10,167
7/31/96           $10,081           $10,038           $10,014           $10,211
8/31/96           $10,294           $10,160            $9,997           $10,254
9/30/96           $10,873           $10,441           $10,171           $10,297
10/31/96          $11,173           $10,585           $10,396           $10,339
11/30/96          $12,016           $10,831           $10,574           $10,382
12/31/96          $11,778           $10,772           $10,476           $10,425
1/31/97           $12,513           $10,876           $10,508           $10,469
2/28/97           $12,612           $10,814           $10,535           $10,513
3/31/97           $12,095           $10,636           $10,418           $10,558
4/30/97           $12,816           $10,761           $10,574           $10,603
5/31/97           $13,599           $11,117           $10,674           $10,648
6/30/97           $14,204           $11,384           $10,801           $10,691
7/31/97           $15,333           $11,828           $11,093           $10,736
8/31/97           $14,475           $11,640           $10,999           $10,783
9/30/97           $15,267           $12,051           $11,160           $10,827
10/31/97          $14,757           $11,899           $11,322           $10,871
11/30/97          $15,440           $12,008           $11,374           $10,919
12/31/97          $15,705           $12,154           $11,489           $10,966
1/31/98           $15,878           $12,200           $11,636           $11,012
2/28/98           $17,023           $12,567           $11,627           $11,058
3/31/98           $17,895           $12,872           $11,666           $11,105
4/30/98           $18,077           $12,918           $11,727           $11,150
5/31/98           $17,766           $12,895           $11,839           $11,197
6/30/98           $18,487           $13,031           $11,939           $11,243
7/31/98           $18,291           $12,961           $11,964           $11,289
8/31/98           $15,648           $12,284           $12,159           $11,335
9/30/98           $16,651           $12,646           $12,444           $11,378
10/31/98          $18,004           $12,881           $12,378           $11,416
11/30/98          $18,812           $13,010           $12,448           $11,416

$10,000 investment made 2/28/96

The chart at left shows the growth of a $10,000 investment over the life of the fund, while the chart below shows the fund's year-by-year performance. The S&P 500, Lehman Aggregate Bond, and Three-Month Treasury Bill indices are provided for comparison in each chart. Strategic Conservative's returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the indices do not. These charts are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED NOVEMBER 30)

                                Strategic          Lehman         3-Month
                S&P 500        Conservative       Aggregate        T-Bill
DATE            RETURN            RETURN           RETURN          RETURN
11/30/96*       20.18%             8.32%            5.75%           3.82%
11/30/97        28.56%            10.87%            7.55%           5.17%
11/30/98        23.66%             9.43%            9.45%           4.56%

* From 2/29/96 (the date nearest the class's inception for which index data are available).


                                                  www.americancentury.com      5


Strategic Conservative--Q&A
--------------------------------------------------------------------------------

     An interview with Jeff Tyler and Brian Howell, portfolio managers on the Strategic Asset Allocation funds management team.

HOW DID STRATEGIC CONSERVATIVE PERFORM DURING THE YEAR ENDED NOVEMBER 30, 1998?

     For the fiscal year, Strategic Conservative's Investor Class shares posted a total return of 9.43%, compared with the 12.02% return of the fund's benchmark.* (See the previous page for other fund performance comparisons.)

WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?

     An emphasis on corporate bonds over Treasury bonds in the U.S. bond portion of the portfolio was one reason for the underperformance. Treasurys were the best-performing bond sector by far.

     Strategic Conservative's U.S. stock holdings, especially among smaller-company stocks, also hurt its return relative to the benchmark. Although we made favorable asset allocation decisions, our security selection suffered in a market where a few stocks were rewarded and the rest were left behind.

HOW DID THE FUND'S ASSET MIX CHANGE DURING THE FISCAL YEAR?

     In the first half of the year, we maintained a fairly neutral asset mix. The only adjustments we made involved rebalancing when performance caused the mix to stray from our neutral position of 45% bonds, 40% stocks, and 15% cash.

     In June, however, we shifted to a more defensive stance designed to reduce the share-price volatility of the portfolio.

WHAT DOES "DEFENSIVE" MEAN FOR THE STRATEGIC CONSERVATIVE PORTFOLIO?

     With regard to the asset mix, it meant that we reduced our U.S. stock holdings and increased our cash position. But it also involved some other changes to the domestic stock portion of the portfolio. We sold some of the fund's small-company (known as small-cap) stocks, as well as a few value-oriented stocks (those we judged to be relatively inexpensive). This changed the focus of the U.S. equity portion toward large-cap growth stocks.

     We stayed with our defensive structure until October, when we began shifting money back into the stock market. The good news is that we were underweighted in stocks when the market took a dive in the third quarter; the bad news is that we waited a little too long to get back to a neutral position in stocks and didn't benefit fully from the rebound.

     Nonetheless, the defensive strategy proved to be profitable and helped lower the portfolio's share-price volatility.

DID YOU ALSO MAKE THE FUND'S BOND HOLDINGS MORE DEFENSIVE?

     Yes and no. In anticipation of a global economic slowdown, we made a somewhat aggressive move by extending duration in both our domestic and foreign bonds. (Duration measures a bond portfolio's sensitivity to changes in


* The fund's benchmark consists of eight different market indices--four U.S. stock indices, one foreign stock index, one U.S. bond index, one foreign bond index, and one money market index--that are weighted to match the fund's neutral asset mix.

[left margin]

"IN JUNE, WE SHIFTED TO A MORE DEFENSIVE STANCE DESIGNED TO REDUCE THE SHARE-PRICE VOLATILITY OF THE PORTFOLIO."

[pie chart - data below]

ASSET ALLOCATION
(AS OF NOVEMBER 30, 1998)

PERCENT OF FUND INVESTMENTS
U.S. Stocks        33%
U.S. Bonds         42%
Money Market
   Securities      13%
Foreign Stocks      7%
Foreign Bonds       5%

See page 71 for the fund's neutral asset mix.

Investment terms are defined in the Glossary on page 72.


6      1-800-345-2021


Strategic Conservative--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

interest rates. The longer the portfolio's duration, the more price volatility you get when interest rates change.)

     As interest rates fell around the globe, our longer duration helped the fund earn more price gains on its bond holdings. This was especially true for U.S. Treasury bonds, whose yields reached record lows during the year.

     But we also shifted to a more defensive position in corporate bonds, which make up more than a quarter of the fund's U.S. bond holdings. We avoided the bonds of companies that had direct exposure to the most turbulent emerging markets. We also reduced our holdings in industries that are sensitive to slower economic growth, such as financial services.

     Instead, we bought the bonds of companies that do most of their business domestically and are in industries that are less affected by economic downturns. Examples include companies in the telecommunications, cable television, and utilities industries.

IN THE PORTFOLIO'S FOREIGN SECURITIES, YOU INCREASED YOUR EXPOSURE TO ASIA. ARE YOU SEEING SOME OPPORTUNITIES THERE?

     Southeast Asia still has a long way to go to solve its financial problems, and the region's recovery will depend in large part on whether Japan can jump-start its economy. That said, when Asia does bounce back, we expect it to happen quickly and dramatically, and we want to have some exposure to the region when it happens.

     As a result, we've been selectively adding Asian stocks to the portfolio recently. Overall, though, we continued to focus our foreign stock and bond holdings in Europe because that's where we think the best opportunities are.

LOOKING AHEAD, WHAT ARE YOUR PLANS FOR STRATEGIC CONSERVATIVE'S ASSET ALLOCATION STRUCTURE?

     We plan to maintain our current neutral asset mix of 45% bonds, 40% stocks, and 15% cash. We'll also stay somewhat defensive in our positioning within each asset class because we're expecting fairly modest returns for both stocks and bonds in the coming year.

     Right now, we think stocks have better return potential than bonds, but not enough to make any significant changes within the portfolio.

WHY DO YOU FAVOR STOCKS?

     We don't want to overstate our enthusiasm for stocks--the major market indices are at record highs, and we expect earnings growth to be slower going forward. However, economic conditions remain reasonably favorable for stocks, and investor demand for equities is still strong. We think this will be enough for stocks to produce moderately positive results in 1999.

     Small-cap stocks appear to be extremely undervalued compared with the rest of the market. Historically, investors have been willing to pay a higher price for small-cap stocks, relative to their earnings, than they have for the stocks of larger companies.

[right margin]

FUND'S U.S. STOCKS (AS OF NOVEMBER 30, 1998)
  NUMBER OF COMPANIES       370
  DIVIDEND YIELD            1.78%
  PRICE/EARNINGS RATIO      28.5
                                     % OF FUND'S       % OF
                                     U.S. STOCKS       FUND
TOP 5 U.S. STOCKS
  BANKAMERICA CORP.                      2.3%          0.8%
  BELLSOUTH CORP.                        1.8%          0.6%
  MICROSOFT CORP.                        1.6%          0.5%
  SBC COMMUNICATIONS INC.                1.5%          0.5%
  MERCANTILE
    BANCORPORATION INC.                  1.4%          0.5%


FUND'S FOREIGN STOCKS (AS OF NOVEMBER 30, 1998)
  NUMBER OF COMPANIES       133
  DIVIDEND YIELD            1.29%
                                      % OF FUND'S      % OF
                         COUNTRY    FOREIGN STOCKS     FUND
TOP 5 FOREIGN STOCKS
  MANNESMANN AG          GERMANY         2.5%          0.2%
  NOVARTIS AG          SWITZERLAND       2.1%          0.2%
  VIVENDI                FRANCE          1.8%          0.1%
  AXA-UAP                FRANCE          1.8%          0.1%
  PINAULT-PRINTEMPS-
    REDOUTE SA           FRANCE          1.8%          0.1%

[pie chart - data below]

PERCENT OF FUND'S FOREIGN STOCKS
Europe              82%
Asia/Pacific        14%
Americas
  (excluding U.S.)   4%


                                                  www.americancentury.com      7


Strategic Conservative--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     For example, the price/earnings ratio of the Russell 2000 (an index of small-cap stocks) has typically been 1.5 times that of the S&P 500 (a large-cap stock index). Currently, though, the price/ earnings ratio of the Russell 2000 is lower than that of the S&P 500.

     We'd like to overweight small-cap stocks in the Strategic Conservative portfolio, but we're not ready to pull the trigger yet. Large-cap stocks are still riding a wave of momentum, and we believe that earnings growth needs to begin expanding again before small-caps can outperform.

WHAT ABOUT THE OUTLOOK FOR BONDS?

     We'll likely remain cautious in this part of the portfolio because we think interest rates will be higher a year from now. The Federal Reserve successfully stabilized the global financial markets with its three interest rate cuts in late 1998, but now we expect the Fed to take a "wait and see" approach to interest rate policy. In fact, we wouldn't be surprised if the Fed is done cutting interest rates for a while.

     In addition, flight-to-quality demand for U.S. Treasury bonds waned in late 1998. As a result, we could see the yield difference between Treasurys and corporate bonds narrow. If that happens, we'll likely shift to a more defensive position by selling some of our corporate bonds and buying government bonds.

HOW WILL YOU POSITION THE FUND'S FOREIGN HOLDINGS?

     We favor stocks over bonds in overseas markets as well, so much so that we're overweighted in foreign stocks and underweighted in foreign bonds. We still really like the investment opportunities in Europe, especially in stocks.

WILL EUROPEAN ECONOMIC AND MONETARY UNION (EMU) HAVE A SIGNIFICANT EFFECT ON YOUR MANAGEMENT OF THE FUND'S FOREIGN HOLDINGS?

     Not really. The changes were widely anticipated, and the implementation of EMU has gone smoothly so far. We've been looking at the "Euro 11" countries as a single bond market since their yields converged about a year ago. The stock markets have retained some of their individual characteristics, but the perceived risk in each country's market is much more equal than it has been historically.

     Certainly, though, EMU will create winners and losers among European stocks. Companies that are more efficient, flexible, and aggressive will take the most advantage of the open economic environment, while slow-moving, inefficient companies that have relied on regional barriers to competition will struggle. This definitely creates opportunities for us as investors.

[left margin]

"WE THINK STOCKS HAVE BETTER RETURN POTENTIAL THAN BONDS, BUT NOT ENOUGH TO MAKE ANY SIGNIFICANT CHANGES WITHIN THE PORTFOLIO."

FUND'S U.S. BONDS (AS OF NOVEMBER 30, 1998)
  NUMBER OF SECURITIES        100
  WEIGHTED AVERAGE MATURITY   7.8 YEARS
  AVERAGE DURATION            4.8 YEARS

[pie chart - data below]

PERCENT OF FUND'S U.S. BONDS
  Corporate              29%
  Mortgage-Backed        24%
  U.S. Treasury          24%
  Asset-Backed           10%
  U.S. Govt. Agency      13%

FUND'S FOREIGN BONDS (AS OF NOVEMBER 30, 1998)
  NUMBER OF SECURITIES        9
  WEIGHTED AVERAGE MATURITY   8.8 YEARS
  AVERAGE DURATION            6.7 YEARS

[pie chart - data below]

PERCENT OF FUND'S FOREIGN BONDS
  Europe                77%
  Asia/Pacific          15%
  Americas
    (excluding U.S.)     8%


8      1-800-345-2021


Conservative--Schedule of Investments
--------------------------------------------------------------------------------
NOVEMBER 30, 1998

Shares                                                                  Value
--------------------------------------------------------------------------------
COMMON STOCKS-40.2%
AEROSPACE & DEFENSE--1.3%
                     200   Alliant Techsystems Inc.(1)              $   15,238
                     800   Aviation Sales Co.(1)                        29,600
                   1,700   BE Aerospace, Inc.(1)                        40,322
                   9,100   Boeing Co.                                  369,688
                   8,100   Bombardier Inc. Cl B ORD                    105,445
                   8,574   British Aerospace PLC ORD                    73,722
                   2,800   Cordant Technologies Inc.                   112,525
                     900   EG&G, Inc.                                   25,144
                   2,300   General Dynamics Corp.                      133,544
                   2,000   Goodrich (B.F.) Company (The)                75,875
                   1,100   Gulfstream Aerospace Corp(1)                 56,513
                   1,200   Litton Industries, Inc.(1)                   73,425
                   3,000   Lockheed Martin Corp.                       311,250
                     600   Newport News Shipbuilding Inc.               16,875
                   1,500   Nichols Research Corp.(1)                    31,875
                     600   Northrop Grumman Corp.                       48,750
                   1,300   Raytheon Co. Cl A                            71,094
                   5,200   Raytheon Co. Cl B                           287,950
                     600   Triumph Group, Inc.(1)                       20,175
                   5,700   United Technologies Corp.                   610,969
                                                                 --------------
                                                                     2,509,979
                                                                 --------------
AIRLINES(2)
                     900   AMR Corp.(1)                                 59,344
                     200   Delta Air Lines Inc.                         10,738
                     700   Midway Airlines Corp.(1)                      9,056
                                                                 --------------
                                                                        79,138
                                                                 --------------
AUTOMOBILES & AUTO PARTS--1.3%
                     800   Arvin Industries, Inc.                       33,600
                   1,600   Coachmen Industries, Inc.                    36,000
                  30,100   Cooper Tire and Rubber Company              588,831
                   1,808   DaimlerChrysler AG (1)                      165,771
                   1,175   DaimlerChrysler AG ORD                      110,485
                   1,200   Dura Automotive Systems, Inc.(1)             34,725
                   2,600   Fleetwood Enterprises, Inc.                  87,588
                  10,400   Ford Motor Co.                              574,600
                   7,000   Fuji Heavy Industries Ltd. ORD               34,959
                   1,000   Honda Motor Co., Ltd. ORD                    35,893
                  19,000   Superior Industries International,
                               Inc.                                    494,000
                   1,400   Tower Automotive, Inc.(1)                    31,850
                   2,290   Volkswagen AG ORD                           186,536
                                                                 --------------
                                                                     2,414,838
                                                                 --------------
BANKING--4.2%
                  14,200   Australia & New Zealand Banking
                              Group Ltd. ORD                            93,642
                   2,300   Banc One Corp.                              118,019
                  39,400   Banca di Roma ORD(1)                         68,210
                   2,900   Bank of Boston Corp.                        120,713

Shares                                                                  Value
--------------------------------------------------------------------------------
                   5,000   Bank of Tokyo-Mitsubishi, Ltd.
                              (The) ORD                             $   54,407
                  22,000   BankAmerica Corp.                         1,434,082
                   5,400   Chase Manhattan Corp.                       342,563
                   6,700   Citigroup Inc.                              336,256
                   4,600   Corporacion Bancaria de Espana
                              SA ORD                                   107,207
                   7,000   Dai-Ichi Kangyo Bank Ltd. ORD                46,612
                   2,000   Deutsche Pfandbrief-und
                              Hypothekenbank AG ORD                    165,275
                   1,600   Fifth Third Bancorp                         106,350
                   5,100   First Union Corp.                           309,825
                  13,300   First Virginia Banks, Inc.                  596,838
                   1,800   Imperial Bancorp(1)                          27,900
                   6,400   Mellon Bank Corp.                           402,800
                  20,300   Mercantile Bancorporation Inc.              894,469
                     800   Northern Trust Corp.                         64,650
                   1,200   Old Kent Financial Corp.                     51,563
                   7,500   PNC Bank Corp.                              386,719
                   1,200   Providian Financial Corp.                   110,175
                   9,900   Regions Financial Corp.                     383,934
                     800   Societe Generale Cl A ORD                   126,157
                   1,300   SouthTrust Corp.                             47,856
                  10,000   Standard Chartered plc ORD                  106,283
                     700   UBS AG ORD                                  210,692
                   7,700   Wachovia Corp.                              672,306
                  10,000   Wells Fargo & Co.                           360,000
                   1,700   Zions Bancorporation                         86,009
                                                                 --------------
                                                                     7,831,512
                                                                 --------------
BIOTECHNOLOGY--0.2%
                   1,000   Amgen Inc.(1)                                75,188
                   1,900   Centocor, Inc.(1)                            77,128
                   2,600   Genzyme Corp.                               109,281
                     334   Genzyme Molecular Oncology(1)                 1,159
                   1,600   IDEC Pharmaceuticals Corp.(1)                53,900
                   1,300   PathoGenesis Corp.(1)                        62,563
                                                                 --------------
                                                                       379,219
                                                                 --------------
BROADCASTING & MEDIA--0.2%
                   3,600   CBS Corporation                             107,325
                   3,900   Clear Channel Communications,
                              Inc.(1)                                  182,325
                   5,900   Mediaset SpA ORD                             41,666
                     300   Metro Networks, Inc.(1)                      11,588
                     500   Societe Television Francaise
                              1 ORD                                     87,560
                                                                 --------------
                                                                       430,464
                                                                 --------------
BUILDING & HOME IMPROVEMENTS--0.1%
                   2,900   Lafarge Corp.                               107,481
                   1,100   Lone Star Industries, Inc.                   83,256
                                                                 --------------
                                                                       190,737
                                                                 --------------

See Notes to Financial Statements


                                                  www.americancentury.com      9


Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998

Shares                                                                  Value
--------------------------------------------------------------------------------
BUSINESS SERVICES & SUPPLIES--0.7%
                     800   ABM Industries Inc.                      $   26,650
                   1,500   Acxiom Corp.(1)                              35,719
                   1,800   Administaff, Inc.(1)                         48,713
                     363   Altran Technologies SA ORD                   84,396
                     600   Billing Concepts Corp.(1)                     7,556
                   6,200   Capita Group Plc ORD                         58,528
                   1,600   CKS Group, Inc.(1)                           54,000
                   5,400   Compass Group PLC ORD                        56,947
                   1,400   CSG Systems International, Inc.(1)           88,113
                   1,400   Gartner Group, Inc. Cl A(1)                  30,275
                   3,400   HA-LO Industries, Inc.(1)                   108,588
                   6,200   Hays plc ORD                                 52,389
                   2,200   International Telecommunication
                              Data Systems, Inc.(1)                     55,069
                     700   Kendle International Inc.(1)                 15,750
                   1,800   Kroll-O'Gara Company(1)                      55,575
                   2,230   Nova Corp.(1)                                70,942
                   1,000   PAREXEL International Corp.(1)               26,094
                   1,500   Pharmaceutical Product
                              Development, Inc.(1)                      43,031
                   1,000   Professional Detailing, Inc.(1)              23,313
                   1,500   Quintiles Transnational Corp.(1)             75,000
                   2,700   Spring Group PLC ORD                          6,461
                   1,200   Stork N.V. ORD                               30,593
                   1,100   Superior Consultant Holdings
                              Corp.(1)                                  40,425
                   1,400   Sykes Enterprises, Inc.(1)                   28,350
                   1,700   True North Communications Inc.               47,813
                   2,400   Vedior NV ORD (Acquired
                              1/27/97-11/10/98, Cost
                              $54,130)(3)                               48,999
                  13,200   WPP Group plc ORD                            72,761
                                                                 --------------
                                                                     1,292,050
                                                                 --------------
CHEMICALS & RESINS--0.8%
                   4,000   Air Products and Chemicals, Inc.            152,500
                   4,500   Dow Chemical Co.                            438,188
                   1,700   du Pont (E.I.) de Nemours & Co.              99,875
                   1,900   IMC Global Inc.                              43,463
                   8,700   Lubrizol Corp.                              235,988
                  16,200   Morton International, Inc.                  476,888
                                                                 --------------
                                                                     1,446,902
                                                                 --------------
COMMUNICATIONS EQUIPMENT--1.1%
                  13,300   Andrew Corp.(1)                             215,294
                   1,700   ANTEC Corp.(1)                               31,556
                   2,300   Ascend Communications, Inc.(1)              129,159
                   1,400   Comverse Technology, Inc.(1)                 80,544
                   3,900   Ericsson (L.M.) Telephone Co.
                              ADR                                      107,616
                   4,000   Harris Corp.                                151,750
                   3,700   Lucent Technologies Inc.                    318,431

Shares                                                                  Value
--------------------------------------------------------------------------------
                   5,300   Motorola, Inc.                           $  328,600
                   2,000   Nokia Corp. Cl A ADR                        196,000
                   2,200   Northern Telecom Ltd.                       102,713
                     500   Plantronics, Inc.(1)                         32,875
                   2,800   Polycom, Inc.(1)                             49,875
                  10,500   Scientific-Atlanta, Inc.                    203,438
                     300   Superior TeleCom Inc.                        13,050
                   1,600   Tekelec(1)                                   24,800
                     800   Terayon Communication
                              Systems, Inc.(1)                          24,550
                                                                 --------------
                                                                     2,010,251
                                                                 --------------
COMMUNICATIONS SERVICES--3.4%
                   6,600   AirTouch Communications, Inc.(1)            377,438
                   5,000   Ameritech Corp.                             270,625
                   8,800   AT&T Corp.                                  548,350
                   1,300   Bell Atlantic Corp.                          72,313
                  12,400   BellSouth Corp.                           1,081,900
                  10,300   British Telecommunications
                              plc ORD                                  141,173
                  17,600   Cable & Wireless
                              Communications plc ORD(1)                156,849
                  28,089   Cable & Wireless Optus
                              Limited ORD(1)                            52,521
                   1,500   Century Telephone Enterprises,
                              Inc.                                      85,500
                  14,703   COLT Telecom Group plc ORD(1)               192,180
                   2,300   Crown Castle International Corp.(1)          30,906
                   7,900   Energis plc ORD(1)                          142,764
                     900   Europolitan Holdings AB ORD                  82,830
                     900   Global TeleSystems Group, Inc.(1)            39,066
                   2,000   GTE Corp.                                   124,000
                   3,600   International FiberCom, Inc.(1)              28,913
                   5,800   MCI WorldCom, Inc.(1)                       342,019
                   1,500   NetCom Systems AB Cl B ORD(1)                57,951
                      11   Nippon Telegraph & Telephone
                              ORD                                       82,180
                      19   NTT Data Corp. ORD                           83,008
                   8,100   Orange plc ORD(1)                            82,881
                  19,300   SBC Communications Inc.                     925,194
                   2,147   Sonera Group Oyj ORD(1)                      30,841
                   2,000   Sprint Corp.                                145,500
                   1,000   Sprint PCS(1)                                16,000
                     249   Swisscom AG ORD(1)                           83,868
                   1,700   Tele Danmark A/S ORD                        190,047
                  26,600   Telecom Italia Mobile (TIM)
                              SpA ORD                                  112,075
                  21,300   Telecom Italia SpA ORD                      172,698
                   4,236   Telefonica de Espana ORD                    199,210
                   4,500   Teleglobe Inc. ORD                          122,594
                   2,100   U S WEST Communications Group               130,725
                  12,400   Vodafone Group plc ORD                      183,156
                                                                 --------------
                                                                     6,387,275
                                                                 --------------

                                              See Notes to Financial Statements


10      1-800-345-2021


Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998

Shares                                                                  Value
--------------------------------------------------------------------------------
COMPUTER PERIPHERALS--0.5%
                   5,150  Cisco Systems Inc.(1)                     $  388,342
                   4,100   EMC Corp. (Mass.)(1)                        297,250
                   1,500   Lexmark International Group,
                              Inc. Cl A(1)                             114,563
                   1,100   Proxim, Inc.(1)                              25,025
                   3,400   Quantum Corp.(1)                             75,331
                   3,000   Seagate Technology, Inc.(1)                  88,500
                     300   Xylan Corp.(1)                                5,466
                                                                 --------------
                                                                       994,477
                                                                 --------------
COMPUTER SOFTWARE & SERVICES--2.2%
                     600   Advantage Learning Systems,
                              Inc.(1)                                   33,375
                     600   America Online Inc.                          52,538
                   1,000   AnswerThink Consulting
                              Group, Inc.(1)                            19,469
                   2,100   At Home Corp. Series A(1)                   122,194
                     300   Atos SA ORD(1)                               64,416
                   1,100   Autodesk, Inc.                               40,081
                   2,200   Automatic Data Processing, Inc.             169,400
                   1,300   Cap Gemini N.V. ORD                          92,962
                   1,223   Cap Gemini SA ORD                           179,087
                     300   CIBER, Inc.(1)                                6,769
                   2,200   CMG plc ORD                                  54,534
                   3,300   Comdisco, Inc.                               60,225
                   1,000   Compuware Corp.(1)                           62,313
                     500   Concord Communications, Inc.(1)              22,141
                     600   Deltek Systems, Inc.(1)                      10,706
                   1,200   Electronic Data Systems Corp.                46,800
                   1,100   Equant NV New York Shares(1)                 62,081
                   1,200   Excite, Inc.(1)                              58,538
                  23,200   First Data Corp.                            619,150
                   1,900   Geac Computer Corp. Ltd. ORD(1)              49,840
                   2,900   Getronics N.V. ORD                          126,915
                   5,900   GTECH Holdings Corp.(1)                     147,869
                   3,100   HBO & Co.                                    77,209
                     200   IMS Health Inc.                              13,275
                     700   Inktomi Corp.(1)                             93,647
                   2,100   International Integration Inc.(1)            31,697
                     400   Keane, Inc.(1)                               11,500
                   9,000   Logica plc ORD                               65,354
                   8,000   Microsoft Corp.(1)                          976,250
                  10,755   Misys plc ORD                                75,790
                     600   Network Associates Inc.(1)                   30,544
                   6,700   Novell, Inc.(1)                             110,759
                   4,700   Oracle Systems Corp.(1)                     161,122
                   1,600   Project Software & Development,
                              Inc.(1)                                   48,100
                     300   QRS Corp.(1)                                 12,544
                     600   QuadraMed Corp.(1)                           14,363
                     400   Sapient Corp.(1)                             18,475
                   2,900   Sterling Software, Inc.(1)                   74,675

Shares                                                                  Value
--------------------------------------------------------------------------------
                     700   Synopsys, Inc.(1)                        $   33,119
                   5,700   Unisys Corp.(1)                             162,450
                     500   Wind River Systems, Inc.(1)                  23,313
                                                                 --------------
                                                                     4,135,589
                                                                 --------------
COMPUTER SYSTEMS--0.6%
                   5,800   Apple Computer, Inc.(1)                     185,419
                   2,600   Compaq Computer Corp.                        84,500
                   4,100   Dell Computer Corp.(1)                      249,203
                   7,000   Fujitsu Ltd. ORD                             80,832
                   1,200   Hewlett-Packard Co.                          75,300
                   1,900   International Business Machines
                              Corp.                                    313,500
                   1,300   Sun Microsystems, Inc.(1)                    96,200
                                                                 --------------
                                                                     1,084,954
                                                                 --------------
CONSTRUCTION & PROPERTY
DEVELOPMENT--0.2%
                   1,100   Assa Abloy AB Cl B ORD                       43,986
                   3,400   CRH plc ORD                                  51,118
                   2,800   D.R. Horton, Inc.                            52,850
                   7,000   Daiwa House Industry Co.,
                              Ltd. ORD                                  74,181
                   1,200   Insituform Technologies, Inc.
                              Cl A(1)                                   15,675
                     600   Lafarge SA ORD                               56,602
                     800   Southdown, Inc.                              46,600
                                                                 --------------
                                                                       341,012
                                                                 --------------
CONSUMER PRODUCTS--0.5%
                     700   Chattem, Inc.(1)                             29,794
                   2,900   Helen of Troy Ltd.(1)                        48,394
                   8,000   Kao Corporation ORD                         151,366
                   1,800   NBTY, Inc.(1)                                10,997
                   2,400   Procter & Gamble Co. (The)                  210,300
                   2,300   Rayovac Corporation(1)                       53,188
                     800   Twinlab Corp.(1)                             13,275
                   5,900   Whirlpool Corp.                             330,400
                                                                 --------------
                                                                       847,714
                                                                 --------------
DIVERSIFIED COMPANIES--0.9%
                  10,300   BBA Group plc ORD                            56,775
                   1,600   Brambles Industries Limited ORD              39,159
                   7,700   General Electric Co. (U.S.)                 696,850
                     500   GP Strategies Corp.(1)                        7,188
                   4,000   Nikon Corporation ORD                        38,329
                   5,800   Tyco International Ltd.                     381,713
                   1,700   Unilever N.V. New York Shares               131,431
                   1,100   Vivendi ORD                                 248,970
                                                                 --------------
                                                                     1,600,415
                                                                 --------------
ELECTRICAL & ELECTRONIC
COMPONENTS--0.8%
                   3,600   Advanced Micro Devices, Inc.(1)              99,675
                     900   Advantest Corp. ORD                          60,076
                   1,400   Aeroflex Inc.(1)                             19,163

See Notes to Financial Statements


                                                 www.americancentury.com      11


Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998

Shares                                                                  Value
--------------------------------------------------------------------------------
                     700   Altera Corp.(1)                          $   34,366
                   2,300   Arrow Electronics, Inc.(1)                   50,025
                   1,400   DII Group, Inc.(1)                           29,181
                   1,000   Electronics for Imaging, Inc.(1)             26,844
                   8,000   Fujikura Ltd. ORD                            44,630
                   5,700   Intel Corp.                                 613,284
                   1,000   Murata Manufacturing Co., Ltd.
                              ORD                                       39,141
                   2,600   Pinnacle Systems, Inc.(1)                    87,263
                     500   Siemens AG ORD                               34,826
                   1,000   Sony Corp. ORD                               73,166
                     700   STMicroelectronics N.V. New
                              York Shares(1)                            46,988
                   1,600   Texas Instruments Inc.                      122,200
                   3,000   Tokyo Electron Ltd. ORD                     112,063
                   1,500   Uniphase Corp.(1)                            81,188
                                                                 --------------
                                                                     1,574,079
                                                                 --------------
ENERGY (PRODUCTION & MARKETING)--2.9%
                   6,300   Amoco Corp.                                 371,306
                  17,800   Apache Corp.                                409,400
                   9,100   Atlantic Richfield Co.                      605,150
                  20,900   Burlington Resources Inc.                   744,563
                   2,800   Chevron Corp.                               234,150
                   1,200   Elf Aquitaine SA ORD                        149,741
                     500   Enron Corp.                                  26,281
                  11,400   Exxon Corp.                                 855,713
                  11,300   Murphy Oil Corp.                            450,588
                   1,200   NICOR Inc.                                   50,475
                  39,700   Seagull Energy Corp.(1)                     325,044
                   5,300   Sunoco, Inc.                                179,533
                   5,400   Texaco Inc.                                 310,838
                   5,100   Ultramar Diamond Shamrock Corp.             131,325
                  13,700   Unocal Corp.                                464,088
                   6,800   Woodside Petroleum Limited ORD               34,560
                                                                 --------------
                                                                     5,342,755
                                                                 --------------
ENERGY (SERVICES)--0.4%
                  37,600   Baker Hughes Inc.                           688,550
                   3,000   Tidewater Inc.                               69,188
                     900   Transocean Offshore                          22,219
                                                                 --------------
                                                                       779,957
                                                                 --------------
ENVIRONMENTAL SERVICES--0.4%
                     400   Allied Waste Industries, Inc.(1)              8,175
                  19,300   Browning-Ferris Industries, Inc.            569,350
                   6,000   Rentokil Initial PLC ORD                     38,618
                   3,982   Waste Management, Inc.                      170,728
                                                                 --------------
                                                                       786,871
                                                                 --------------
FINANCIAL SERVICES--1.8%
                  12,600   AMP Limited ORD (Acquired
                              6/18/98-11/6/98, Cost
                              $156,386)(1)(3)                          163,011

Shares                                                                  Value
--------------------------------------------------------------------------------
                  14,700   Amvescap Plc ORD                         $  119,724
                  20,500   Banca Intesa S.p.A. ORD                     114,534
                   7,044   Bank of Ireland ORD                         145,895
                     600   Bayerische Vereinsbank AG ORD                51,991
                  23,700   CIT Group Holdings, Inc.
                              (The) Cl A                               665,081
                     500   Credit Suisse Group ORD                      85,997
                   1,600   Dresdner Bank AG ORD                         71,776
                   2,100   Equitable Companies Inc.                    116,025
                   6,500   Fannie Mae                                  472,875
                   1,500   Federal Home Loan Mortgage
                              Corporation                               90,750
                   1,500   FINOVA Group Inc.                            79,219
                   3,336   ING Groep N.V. ORD                          191,227
                      72   Julius Baer Holding AG ORD                  233,739
                  10,600   Lloyds TSB Group plc ORD                    147,385
                   4,100   Morgan Stanley Dean Witter,
                              Discover & Co.                           285,975
                   3,450   Newcourt Credit Group Inc. ORD
                              (Acquired 9/23/98-11/6/98,
                              Cost $97,962)(3)                         122,354
                   4,000   Nomura Securities Co., Ltd. ORD              38,881
                   2,612   Provident Financial plc ORD                  39,228
                  11,500   Skandia Forsakrings AB ORD                  163,427
                   1,000   UniCapital Corp.(1)                           8,250
                                                                 --------------
                                                                     3,407,344
                                                                 --------------
FOOD & BEVERAGE--1.8%
                   1,900   American Italian Pasta Co. Cl A(1)           47,975
                  44,849   Archer-Daniels-Midland Co.                  824,100
                   7,200   Coca-Cola Beverages plc ORD(1)               15,091
                   4,100   Coca-Cola Enterprises, Inc.                 155,031
                   2,900   ConAgra, Inc.                                91,169
                   1,500   Coors (Adolph) Co. Cl B                      74,672
                  10,700   Diageo plc ORD                              119,903
                     900   General Mills, Inc.                          67,950
                     600   Groupe Danone ORD                           175,297
                   1,800   Hain Food Group, Inc. (The)(1)               36,900
                   2,000   Heineken NV ORD                             101,662
                   1,200   Hershey Foods Corp.                          80,700
                   3,100   Hormel Foods Corp.                           91,644
                   8,600   Interstate Bakeries Corp.                   225,750
                   2,700   Kerry Group Plc Cl A ORD                     37,621
                   5,000   Kirin Brewery Company, Ltd. ORD              51,890
                   3,800   Nabisco Holdings Corp. Cl A                 151,525
                      70   Nestle S.A. ORD                             145,478
                     400   Performance Food Group Co.(1)                 9,738
                   2,600   Quaker Oats Co. (The)                       159,575
                   1,500   Suiza Foods Corp.(1)                         71,063
                  32,400   Tyson Foods, Inc. Cl A                      670,275
                     500   U.S. Foodservice, Inc.(1)                    22,969
                                                                 --------------
                                                                     3,427,978
                                                                 --------------

                                              See Notes to Financial Statements


12      1-800-345-2021


Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998

Shares                                                                  Value
--------------------------------------------------------------------------------
FURNITURE & FURNISHINGS--0.1%
                   1,700   CompX International Inc.(1)              $   42,606
                   1,100   Miller (Herman), Inc.                        23,547
                   1,900   Newell Co.                                   84,075
                   1,000   O'Sullivan Industries Holdings,
                              Inc.(1)                                   10,063
                                                                 --------------
                                                                       160,291
                                                                 --------------
HEALTHCARE--1.2%
                   5,800   Aetna Inc.                                  448,413
                   7,700   Beckman Coulter Inc.                        371,525
                   2,550   Cardinal Health, Inc.                       174,994
                  24,300   Columbia/HCA Healthcare Corp.               598,388
                     600   Gehe AG ORD                                  38,426
                   3,800   Health Management
                              Associates, Inc.(1)                       82,413
                   1,400   PacifiCare Health Systems,
                              Inc. Cl B(1)                             105,656
                   2,200   Province Healthcare Co.(1)                   70,125
                   5,000   Tenet Healthcare Corp.(1)                   147,813
                   3,700   Total Renal Care Holdings, Inc.(1)           98,281
                   2,000   Trigon Healthcare, Inc.(1)                   74,125
                                                                 --------------
                                                                     2,210,159
                                                                 --------------
INDUSTRIAL(2)
                  16,700   Siebe plc ORD                                60,083
                                                                 --------------
INDUSTRIAL EQUIPMENT &
MACHINERY--0.3%
                   1,400   Caterpillar Inc.                             69,213
                   4,800   Ingersoll-Rand Co.                          224,700
                   3,070   Mannesmann AG ORD                           332,524
                                                                 --------------
                                                                       626,437
                                                                 --------------
INSURANCE--2.1%
                     283   Allianz AG ORD                              101,981
                   6,200   Allstate Corp.                              252,650
                   1,300   American International Group, Inc.          122,200
                   1,433   ASR Verzekeringsgroep N.V. ORD              116,650
                   3,700   Assicurazioni Generali ORD                  138,254
                   1,855   Axa-UAP ORD                                 239,964
                   8,800   Chubb Corp. (The)                           616,550
                  13,800   CNA Financial Corp.(1)                      589,950
                   2,600   Conseco Inc.                                 86,125
                   2,900   Fidelity National Financial, Inc.            95,156
                   3,300   First American Financial
                              Corp. (The)                              101,063
                   2,500   Gallagher (Arthur J.) & Co.                 115,938
                   3,100   LandAmerica Financial Group, Inc.           190,069
                   3,000   Lincoln National Corp.                      251,063
                   2,800   Mediolanum SpA ORD                           16,853
                     800   Orion Capital Corp.                          28,900
                     700   Reinsurance Group of
                              America, Inc.                             45,850

Shares                                                                  Value
--------------------------------------------------------------------------------
                  13,800   SAFECO Corp.                             $  592,969
                   1,600   Sampo Insurance Company Ltd.
                              ORD                                       54,974
                      17   Schweizerische
                              Rueckversicherungs-
                              Gesellschaft ORD                          42,981
                     500   Transatlantic Holdings, Inc.                 38,000
                                                                 --------------
                                                                     3,838,140
                                                                 --------------
LEISURE--0.2%
                     175   Accor SA ORD                                 38,500
                     800   Anchor Gaming(1)                             40,900
                   3,100   Eastman Kodak Co.                           224,944
                   4,000   Olympus Optical Co., Ltd. ORD                43,786
                     400   Viacom, Inc. Cl B(1)                         26,625
                                                                 --------------
                                                                       374,755
                                                                 --------------
MACHINERY & EQUIPMENT--0.5%
                  12,600   Cooper Industries, Inc.                     618,975
                   2,300   Deere & Co.                                  80,356
                     300   Hanover Compressor Company(1)                 6,788
                   1,900   Premark International, Inc.                  63,769
                     600   Sidel SA ORD                                 45,514
                   3,000   Sundstrand Corp.                            162,000
                                                                 --------------
                                                                       977,402
                                                                 --------------
MEDICAL EQUIPMENT & SUPPLIES--0.4%
                     200   ADAC Laboratories(1)                          5,206
                   1,800   Arterial Vascular Engineering,
                              Inc.(1)                                   88,031
                   2,600   CONMED Corp.(1)                              70,850
                   1,700   Guidant Corp.                               145,881
                   1,300   Haemonetics Corp.(1)                         29,331
                   2,300   Hillenbrand Industries, Inc.                130,669
                   2,100   Medtronic, Inc.                             142,144
                   4,800   PSS World Medical, Inc.(1)                   99,750
                   4,000   Terumo Corporation ORD                       88,838
                                                                 --------------
                                                                       800,700
                                                                 --------------
METALS & MINING--0.2%
                   3,800   Aluminum Co. of America                     281,675
                                                                 --------------
OFFICE EQUIPMENT & SUPPLIES(2)
                   1,200   Kronos Inc.(1)                               51,600
                                                                 --------------
PACKAGING & CONTAINERS--0.3%
                  15,800   Tenneco Inc.                                562,875
                                                                 --------------
PAPER & FOREST PRODUCTS--0.5%
                   3,400   Rayonier, Inc.                              144,500
                   6,500   Union Camp Corp.                            420,469
                  14,500   Westvaco Corp.                              407,813
                                                                 --------------
                                                                       972,782
                                                                 --------------
PERSONAL SERVICES(2)
                   1,300   Block (H & R), Inc.                          58,419
                                                                 --------------

See Notes to Financial Statements


                                                 www.americancentury.com      13


Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998

Shares                                                                  Value
--------------------------------------------------------------------------------
PHARMACEUTICALS--2.4%

                   3,300   American Home Products Corp.             $  175,725
                   1,600   Barr Laboratories, Inc.(1)                   67,600
                   2,700   Bergen Brunswig Corp. Cl A                  168,075
                   4,600   Bristol-Myers Squibb Co.                    563,788
                   1,000   ChiRex Inc.(1)                               18,188
                   1,400   Elan Corp., plc ADR(1)                       95,375
                   2,800   Forest Laboratories, Inc.(1)                130,550
                   2,000   Genentech, Inc.(1)                          140,125
                   2,300   Glaxo Wellcome plc ORD                       72,766
                   2,400   Herbalife International, Inc.                28,350
                   3,000   Johnson & Johnson                           243,750
                   2,000   Lilly (Eli) & Co.                           179,375
                     300   Medicis Pharmaceutical
                              Corp. Cl A(1)                             18,900
                     900   Merck & Co., Inc.                           139,388
                   3,200   Mylan Laboratories Inc.                     106,200
                   2,100   Nature's Sunshine Products, Inc.             32,616
                     154   Novartis AG ORD                             289,150
                   4,600   Pfizer, Inc.                                513,475
                   3,200   Pharmacia & Upjohn Inc.                     166,600
                   1,500   Roberts Pharmaceutical Corp.(1)              36,750
                       5   Roche Holding AG ORD                         58,765
                   6,000   Schering-Plough Corp.                       638,250
                   5,000   Takeda Chemical Inds. ORD                   168,501
                      18   UCB SA ORD                                  100,578
                   3,100   Warner-Lambert Co.                          234,050
                   4,300   Zeneca Group plc ORD                        178,832
                                                                 --------------
                                                                     4,565,722
                                                                 --------------
PRINTING & PUBLISHING--0.5%
                   5,700   Banta Corp.                                 151,050
                     600   Consolidated Graphics, Inc.(1)               34,538
                   7,900   Deluxe Corp.                                274,525
                   1,200   Mail-Well, Inc.(1)                           15,525
                   8,600   Mondadori (Arnoldo) Editore
                              SpA ORD                                  108,141
                   1,100   Petersen Companies, Inc.
                              (The) Cl A(1)                             26,331
                   2,000   Toppan Forms Co., Ltd. ORD                   31,264
                   4,000   VNU N.V. ORD                                137,574
                     450   Wolters Kluwer NV ORD                        85,866
                                                                 --------------
                                                                       864,814
                                                                 --------------
RAILROAD--0.4%
                  16,100   CSX Corp.                                   671,169
                                                                 --------------
RESTAURANTS--0.1%
                   4,700   CKE Restaurants, Inc.                       114,856
                   1,700   PJ America, Inc.(1)                          33,256
                   8,000   TelePizza, S.A. ORD(1)                       68,808
                                                                 --------------
                                                                       216,920
                                                                 --------------

Shares                                                                  Value
--------------------------------------------------------------------------------
RETAIL (APPAREL)--0.2%
                   1,300   Chico's FAS, Inc.(1)                     $   28,519
                   1,200   Children's Place Retail Stores,
                              Inc. (The)(1)                             22,275
                   2,150   DM Management Co.(1)                         31,444
                   2,200   Hennes & Mauritz AB Cl B ORD                162,682
                   1,600   Payless ShoeSource, Inc.(1)                  78,000
                                                                 --------------
                                                                       322,920
                                                                 --------------
RETAIL (FOOD & DRUG)--0.4%
                   3,200   CVS Corp.                                   158,000
                   5,048   Koninklijke Ahold NV ORD                    175,203
                     900   Ruddick Corp.                                17,606
                   4,500   Safeway Inc.(1)                             237,656
                  10,500   Somerfield plc ORD                           78,932
                   3,700   Universal Corp.                             130,194
                                                                 --------------
                                                                       797,591
                                                                 --------------
RETAIL (GENERAL MERCHANDISE)--1.4%
                     450   99 Cents Only Stores(1)                      19,350
                     100   Carrefour SA ORD                             70,840
                  15,100   Dillard's Inc. Cl A                         519,063
                   1,700   Douglas Holding AG ORD                      106,366
                   2,850   Fred's, Inc.                                 40,078
                   1,200   ITI Technologies, Inc.(1)                    31,838
                   4,000   JUSCO Co., Ltd. ORD                          76,170
                   3,700   Kmart Corp.(1)                               56,425
                   1,200   Metro AG ORD                                 74,905
                   1,300   Neiman-Marcus Group, Inc.(1)                 34,856
                  12,200   Penney (J.C.) Company, Inc.                 671,000
                   1,400   Pinault-Printemps-Redoute
                              SA ORD                                   239,009
                   8,400   Wal-Mart Stores, Inc.                       632,625
                                                                 --------------
                                                                     2,572,525
                                                                 --------------
RETAIL (SPECIALTY)--0.4%
                     800   Action Performance Cos. Inc.(1)              29,175
                   1,600   CSK Auto Corp.(1)                            44,600
                     800   Guitar Center, Inc.(1)                       18,350
                   4,900   Home Depot, Inc.                            243,775
                   1,200   Starbucks Corp.(1)                           55,425
                   1,500   Tech Data Corp.(1)                           60,281
                   7,500   Toys 'R' Us, Inc.(1)                        148,125
                   1,400   Tractor Supply Co.(1)                        36,138
                   1,300   Wilmar Industries, Inc.(1)                   23,034
                     900   Zale Corp.(1)                                25,763
                                                                 --------------
                                                                       684,666
                                                                 --------------
STEEL(2)
                     200   Bethlehem Steel Corporation(1)                1,650
                                                                 --------------
TEXTILES & APPAREL--0.2%
                   2,600   Dexter Corp. (The)                           83,363
                  10,100   Fruit of the Loom, Inc.(1)                  148,975

                                              See Notes to Financial Statements


14      1-800-345-2021


Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998

Shares                                                                  Value
--------------------------------------------------------------------------------
                   1,100   Polymer Group, Inc.(1)                   $   11,688
                     900   Quiksilver, Inc.(1)                          21,825
                   1,400   Tarrant Apparel Group(1)                     45,763
                     700   VF Corp.                                     34,344
                                                                 --------------
                                                                       345,958
                                                                 --------------
TOBACCO--0.3%
                   7,600   Imperial Tobacco Group plc ORD               81,778
                   4,900   Philip Morris Companies Inc.                274,094
                   4,400   UST Inc.                                    152,900
                                                                 --------------
                                                                       508,772
                                                                 --------------
TRANSPORTATION--0.1%
                   2,000   Allied Holdings, Inc.(1)                     30,500
                     900   Atlas Air, Inc.(1)                           41,625
                     800   Avis Rent A Car, Inc.(1)                     16,850
                  22,300   Stagecoach Holdings plc ORD                  83,542
                                                                 --------------
                                                                       172,517
                                                                 --------------
UTILITIES--1.7%
                  10,700   AGL Resources Inc.                          230,719
                  11,100   Ameren Corp.                                457,181
                   1,600   BEC Energy                                   66,000
                     900   Berliner Kraft-und
                              Licht-Aktiengesellschaft ORD              49,830
                   1,600   Central & South West Corp.                   44,000
                   1,200   Columbia Energy Group                        68,100
                   1,300   Duke Energy Corp.                            81,331
                   1,100   Energy East Corp.                            58,369
                   7,400   Florida Progress Corp.                      316,350
                   3,600   FPL Group, Inc.                             220,500
                     800   Houston Industries Inc.                      25,300
                   1,100   IPALCO Enterprises, Inc.                     55,138
                     800   KN Energy, Inc.                              35,000
                   3,000   LG&E Energy Corp.                            84,000
                   3,800   Minnesota Power & Light Co.                 158,888
                   1,100   National Fuel Gas Co.                        50,531
                   1,100   New Century Energies, Inc.                   52,869
                  32,400   PacifiCorp                                  607,500
                   2,800   Potomac Electric Power Co.                   72,975
                   2,800   PP&L Resources, Inc.                         76,475
                   4,300   Sempra Energy                               107,769
                   4,300   Southern Co.                                126,850
                   3,300   Texas Utilities Co.                         147,056
                   2,400   Wisconsin Energy Corp.                       74,250
                                                                 --------------
                                                                     3,266,981
                                                                 --------------
TOTAL COMMON STOCKS                                                 75,263,033
                                                                 --------------
   (Cost $66,373,257)

Principal Amount                                                        Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES--10.1%
              $2,400,000   U.S. Treasury Notes, 7.75%,
                              11/30/99                             $ 2,471,208
               4,000,000   U.S. Treasury Notes, 6.625%,
                              7/31/01                                4,199,680
               1,200,000   U.S. Treasury Notes, 5.75%,
                              8/15/03                                1,254,612
               3,350,000   U.S. Treasury Notes, 6.625%,
                              5/15/07                                3,763,290
               2,050,000   U.S. Treasury Bonds, 8.75%,
                              5/15/17                                2,879,205
               3,900,000   U.S. Treasury Bonds, 6.125%,
                              11/15/27                               4,404,933
                                                                 --------------
TOTAL U.S. TREASURY SECURITIES                                      18,972,928
                                                                 --------------
   (Cost $18,151,245)

U.S. GOVERNMENT AGENCY SECURITIES--5.4%
               1,350,000   FHLMC, 7.93%, 1/20/05                     1,542,902
                 500,000   FNMA, 5.25%, 1/15/03                        504,945
               3,800,000   FNMA, 5.75%, 6/15/05                      3,944,324
               1,500,000   FNMA, 7.69%, 9/13/06                      1,603,065
               2,500,000   FNMA MTN, 6.23%, 7/21/08                  2,557,200
                                                                 --------------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES                                                   10,152,436
                                                                 --------------
   (Cost $9,750,323)

SOVEREIGN GOVERNMENTS & AGENCIES--4.6%
$               350,000    British Columbia Province of,
                              5.375%, 10/29/08                         349,318
DEM             650,000    Deutschland Republic,
                              4.75%, 7/4/28                            379,069
DEM           3,200,000    Deutschland Republic,
                              6.00%, 9/15/03                         2,090,582
FRF          11,500,000    France O.A.T., 6.50%,
                              10/25/06                               2,377,196
CAD             500,000    Government of Canada,
                              6.00%, 6/1/08                            350,219
JPY         140,000,000    Japan Global, 2.90%,
                              12/20/05                               1,284,892
DKK           1,900,000    Kingdom of Denmark,
                              8.00%, 3/15/06                           362,595
GBP             200,000    U.K. Treasury Bonds, 7.50%,
                              12/7/06                                  389,813
GBP             400,000    U.K. Treasury Bonds, 9.00%,
                              8/6/12                                   938,719
                                                                 --------------
TOTAL SOVEREIGN GOVERNMENTS
& AGENCIES                                                           8,522,403
                                                                 --------------
   (Cost $8,408,161)

See Notes to Financial Statements


                                                 www.americancentury.com      15


Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998

Principal Amount                                                        Value
--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES(4)--10.3%
              $  506,642   FHLMC Pool #E68523, 6.50%,
                              12/1/12                               $  515,650
                  40,699   FNMA Pool #343829, 6.50%,
                              4/1/11                                    41,359
                 684,335   FNMA Pool #341477, 6.50%,
                              5/1/11                                   695,439
                 202,469   FNMA Pool #346400, 6.50%,
                              5/1/11                                   205,754
                 432,040   FNMA Pool #346779, 6.50%,
                              5/1/11                                   439,049
                 190,733   FNMA Pool #369034, 6.50%,
                              2/1/12                                   193,795
                 387,978   FNMA Pool #377181, 6.50%,
                              4/1/12                                   394,207
                 741,122   FNMA Pool #378039, 6.50%,
                              5/1/12                                   753,020
                  79,740   FNMA Pool #250576, 7.00%,
                              6/1/26                                    81,524
                 708,355   FNMA Pool #373510, 7.50%,
                              3/1/27                                   728,962
                 324,194   GNMA Pool #351417, 7.00%,
                              1/15/24                                  332,454
                 136,449   GNMA Pool #361446, 8.00%,
                              7/15/24                                  142,116
                 181,139   GNMA Pool #377238, 8.50%,
                              7/20/24                                  192,099
                 188,591   GNMA Pool #355903, 8.00%,
                              9/15/24                                  196,425
                 664,583   GNMA Pool #404303, 8.25%,
                              10/15/24                                 706,883
                 116,335   GNMA Pool #392995, 8.75%,
                              3/15/25                                  123,980
                 140,249   GNMA Pool #372335, 7.50%,
                              4/15/26                                  145,064
                 164,704   GNMA Pool #001991, 9.00%,
                              4/20/25                                  174,892
                 412,898   GNMA Pool #009297, 8.25%,
                              7/20/25                                  435,534
                 445,474   GNMA Pool #412177, 7.00%,
                              9/15/25                                  456,753
                 425,889   GNMA Pool #416856, 7.50%,
                              10/15/25                                 440,556
                 247,250   GNMA Pool #425081, 7.50%,
                              2/15/26                                  255,739
                  22,173   GNMA Pool #417549, 6.00%,
                              4/15/26                                   22,013
                 218,694   GNMA Pool #402680, 8.00%,
                              5/15/26                                  227,735
                 326,368   GNMA Pool #417068, 8.00%,
                              5/15/26                                  339,860
                  63,400   GNMA Pool #402682, 7.50%,
                              6/15/26                                   65,576
                 216,186   GNMA Pool #422006, 7.50%,
                              5/15/26                                  223,609

Principal Amount                                                        Value
--------------------------------------------------------------------------------
              $  838,470   GNMA Pool #431942, 8.25%,
                              7/15/26                               $  892,124
                 191,362   GNMA Pool #002273, 9.00%,
                              8/20/26                                  203,074
                 825,959   GNMA Pool #456569, 7.50%,
                              11/15/27                                 854,564
               1,339,078   GNMA Pool #457351, 7.00%,
                              12/15/27                               1,372,501
                 546,914   GNMA Pool #404525, 6.50%,
                              2/15/28                                  553,208
                 539,534   GNMA Pool #436196, 6.50%,
                              2/15/28                                  545,743
                  55,530   GNMA Pool #463081, 6.50%,
                              2/15/28                                   56,169
                 401,750   GNMA Pool #256771, 6.50%,
                              3/15/28                                  406,373
                 405,081   GNMA Pool #461658, 6.50%,
                              3/15/28                                  409,743
                 402,198   GNMA Pool #462615, 6.50%,
                              3/15/28                                  406,827
               3,459,583   GNMA Pool #466804, 6.50%,
                              4/15/28                                3,499,400
                  53,786   GNMA Pool #474216, 6.50%,
                              4/15/28                                   54,405
                 508,615   GNMA Pool #433786, 6.00%,
                              5/15/28                                  504,773
                 458,790   GNMA Pool #481773, 6.00%,
                              7/15/28                                  455,325
                 494,514   GNMA Pool #473140, 6.00%,
                              10/15/28                                 490,778
                                                                 --------------
TOTAL MORTGAGE-BACKED SECURITIES                                    19,235,054
                                                                 --------------
   (Cost $18,744,118)

ASSET-BACKED SECURITIES(4)--4.1%
                 600,000   AMRESCO, INC., Series 1998-2,
                              Class A4 SEQ, 6.45%, 4/25/27             607,065
               1,659,082   First Union-Lehman Brothers
                              Commercial Mortgage,
                              Series 1998 C2, Class A1 SEQ,
                              6.28%, 6/18/07                         1,700,401
                 600,000   Money Store (The) Home Equity
                              Trust, Series 1995 C, Class A9
                              SEQ, 6.375%, 9/15/11                     602,115
                 500,000   Money Store (The) Home Equity
                              Trust, Series 1997 C,
                              Class AF6 SEQ, 6.67%,
                              2/15/25                                  510,998
                 970,803   Morgan Stanley Capital I,
                              Series 1998 WF1, Class A1
                              SEQ, 6.25%, 7/15/07                      994,068
                 965,283   Mortgage Capital Funding, Inc.,
                              Series 1998 MC1, Class A1
                              SEQ, 6.42%, 6/18/07                      994,535
                 700,000   Nationslink Funding Corp.,
                              Series 1998-2, Cl A1 SEQ,
                              6.00%, 11/20/07                          708,453

                                              See Notes to Financial Statements


16      1-800-345-2021


Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998

Principal Amount                                                        Value
--------------------------------------------------------------------------------
              $  323,363  Textron Financial Corp. Receivables Trust
                              Series 1997 A, Class A, 6.05%,
                              3/16/09 (Acquired 9/18/97,
                              Cost $322,935)(3)                     $  324,707
                 600,000   United Companies Financial Corp.,
                              Home Equity Loan,
                              Series 1997 C, Class A7,
                              6.85%, 1/15/29                           618,407
                 600,000   United Companies Financial Corp.,
                              Home Equity Loan,
                              Series 1998 B, Class A4 SEQ,
                              6.22%, 11/15/20                          603,087
                                                                 --------------
TOTAL ASSET-BACKED SECURITIES                                        7,663,836
                                                                 --------------
   (Cost $7,534,174)

CORPORATE BONDS--12.4%
AEROSPACE & DEFENSE--0.6%
                 200,000   Lockheed Martin Corp., 6.85%,
                              5/15/01                                  206,888
                 800,000   Lockheed Martin Corp., 7.25%,
                              5/15/06                                  865,320
                                                                 --------------
                                                                     1,072,208
                                                                 --------------
BANKING--3.6%
               1,500,000   American Express Centurion Bank,
                              VRN, 5.22%, 8/18/99 resets
                              monthly off the 1-month LIBOR
                              minus 0.055% with no caps              1,500,000
                 550,000   Citigroup Inc., 7.125%, 5/15/06             590,805
                 500,000   First Bank System Inc., 7.625%,
                              5/1/05                                   550,205
               1,000,000   HSBC America Capital, 8.38%,
                              5/15/27                                1,017,420
               2,000,000   KeyBank N.A., VRN, 5.01%,
                              12/1/98 resets daily off the
                              Federal Funds rate plus 0.03%
                              with no caps                           1,998,800
               1,000,000   NationsBank Corporation,
                              6.125%, 7/15/04                        1,037,100
                                                                 --------------
                                                                     6,694,330
                                                                 --------------
COMMUNICATIONS SERVICES--2.3%
               1,500,000   Cable & Wireless Communications,
                              6.625%, 3/6/05                         1,507,020
                 400,000   Cincinnati Bell Inc., 6.30%,
                              12/1/28                                  407,064
                 600,000   GTE Corp., 7.51%, 4/1/09                    683,826
                 600,000   MCI WorldCom, Inc., 7.55%,
                              4/1/04                                   651,750
                 500,000   MCI WorldCom, Inc., 6.40%,
                              8/15/05                                  520,060
                 500,000   U S West Capital Funding Inc.,
                              6.125%, 7/15/02                          512,885
                                                                 --------------
                                                                     4,282,605
                                                                 --------------

Principal Amount                                                        Value
--------------------------------------------------------------------------------
ENERGY (PRODUCTION & MARKETING)--0.6%
              $  500,000   Enron Corp., 6.75%, 7/1/05               $  512,740
                 600,000   Enron Corp., 6.625%, 11/15/05               621,720
                                                                 --------------
                                                                     1,134,460
                                                                 --------------
ENERGY (SERVICES)--0.2%
                 350,000   Petroleum Geo-Services ASA,
                              6.625%, 3/30/08                          348,635
                                                                 --------------
FINANCIAL SERVICES--2.0%
                 600,000   Comdisco Inc., 7.75%, 9/1/99                610,122
                 600,000   Ford Motor Credit Co., 6.25%,
                              11/8/00                                  610,194
                 900,000   Ford Motor Credit Co., 6.55%,
                              9/10/02                                  931,680
                 200,000   Ford Motor Credit Co., 6.125%,
                              1/9/06                                   203,958
                 800,000   Lehman Brothers Holdings Inc.
                              MTN, Series 1998 E, 6.00%,
                              2/26/01                                  795,640
                 500,000   Toyota Motor Credit Corp.,
                              5.625%, 11/13/03                         505,670
                                                                 --------------
                                                                     3,657,264
                                                                 --------------
METALS & MINING--0.2%
                 100,000   Alcan Aluminium Ltd., 5.875%,
                              4/1/00                                   100,962
                 300,000   Barrick Gold Corp., 7.50%,
                              5/1/07                                   323,610
                                                                 --------------
                                                                       424,572
                                                                 --------------
OFFICE EQUIPMENT & SUPPLIES--0.3%
                 550,000   Xerox Capital Trust, 8.00%,
                              2/1/27 (Acquired 7/17/97,
                              Cost $572,132)(3)                        612,040
                                                                 --------------
PRINTING & PUBLISHING--0.3%
                 500,000   News America Holdings Inc.,
                              9.125%, 10/15/99                         516,840
                                                                 --------------
RAILROAD--0.1%
                 200,000   Norfolk Southern Corp., 7.90%,
                              5/15/97                                  230,940
                                                                 --------------
REAL ESTATE--0.3%
                 500,000   Simon DeBartolo Group Inc.,
                              6.625%, 6/15/03 (Acquired
                              6/17/98, Cost $498,840)(3)               493,755
                                                                 --------------
RETAIL (APPAREL)--0.5%
               1,000,000   Saks Holdings, Inc., 7.25%,
                              12/1/04                                1,004,800
                                                                 --------------
RETAIL (GENERAL MERCHANDISE)--0.4%
                 800,000   Sears Roebuck Acceptance Corp.,
                              6.00%, 3/20/03                           821,192
                                                                 --------------

See Notes to Financial Statements


                                                 www.americancentury.com      17


Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998

Principal Amount                                                        Value
--------------------------------------------------------------------------------
TOBACCO--0.1%
              $  250,000   Philip Morris Companies Inc.,
                              6.80%, 12/1/03                        $  263,245
                                                                 --------------
UTILITIES--0.9%
                 300,000   CalEnergy Co. Inc., 7.63%,
                              10/15/07                                 315,729
                 300,000   Citizens Utilities Co., 7.60%,
                              6/1/06                                   334,374
                 700,000   Georgia Power Co., 5.50%,
                              12/1/05                                  702,814
                 250,000   Virginia Electric & Power, 8.00%,
                              3/1/04                                   280,768
                                                                 --------------
                                                                     1,633,685
                                                                 --------------
TOTAL CORPORATE BONDS                                               23,190,571
                                                                 --------------
   (Cost $22,624,919)

COMMERCIAL PAPER(5)--8.6%
BANKS--1.1%
               2,000,000   IMI Funding Corp. (USA), 5.45%,
                              2/5/99                                 1,981,130
                                                                 --------------
CREDIT CARD & TRADE RECEIVABLES--1.0%
               2,000,000   Dakota Certificates (Citibank),
                              5.35%, 2/19/99 (Acquired
                              11/16/98, Cost $1,971,764)(3)          1,977,296
                                                                 --------------
EDUCATION--1.8%
               1,500,000   Leland Stanford University, 4.95%,
                              4/8/99                                 1,473,188
               2,000,000   Yale University, 5.05%, 2/16/99           1,978,114
                                                                 --------------
                                                                     3,451,302
                                                                 --------------
FINANCIAL SERVICES--3.6%
               2,000,000   Chrysler Financial Corp., 5.18%,
                              1/8/99                                 1,988,994
               1,500,000   Falcon Asset Securities Corp.,
                              5.29%, 12/4/98 (Acquired
                              10/7/98, Cost $1,487,216)(3)           1,499,226
               1,700,000   General Motors Acceptance Corp.,
                              5.17%, 1/22/99                         1,687,286
               1,500,000   Receivables Capital Corp., 5.40%,
                              1/19/99 (Acquired 11/23/98,
                              Cost $1,487,175)(3)                    1,489,416
                                                                 --------------
                                                                     6,664,922
                                                                 --------------

Principal Amount                                                        Value
--------------------------------------------------------------------------------
INDUSTRIAL--1.1%
              $2,000,000   Siebe plc, 5.22%, 1/15/99               $ 1,987,018
                                                                 --------------
TOTAL COMMERCIAL PAPER                                              16,061,668
                                                                 --------------
   (Cost $16,059,870)

CERTIFICATES OF DEPOSIT--1.6%
               3,000,000   National Westminster Bank PLC,
                              5.65%, 3/3/99                          3,002,598
                                                                 --------------
   (Cost $2,998,562)

BANK NOTES--0.3%
                 500,000   General Motors Acceptance Corp.
                              MTN, 7.375%, 4/15/99                     503,545
                                                                 --------------
   (Cost $502,870)

TEMPORARY CASH INVESTMENTS--2.4%
   Repurchase Agreement, State Street Boston
    Corp., (U.S. Treasury obligations), in a joint
    trading account at 5.18%, dated 11/30/98,
    due 12/1/98 (Delivery value  $4,500,648)                         4,500,000
                                                                 --------------
   (Cost $4,500,000)

TOTAL INVESTMENT SECURITIES--100.0%                               $187,068,072
                                                                 ==============
   (Cost $175,647,499)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
           Contracts         Settlement                            Unrealized
            to Sell             Date                Value          Gain (Loss)
------------------------------------------------------------------------------
          171,717  CHF        12/30/98          $  123,465          $(1,092)
          660,316  DEM        12/30/98             390,387           (3,023)
        2,435,189  FRF        12/30/98             429,332           (2,932)
          253,564  GBP        12/30/98             418,019            1,995
       68,619,600  JPY        12/30/98             559,878           10,706
          247,434  NLG        12/30/98             129,787           (1,016)
                                               ------------       ------------
                                                $2,050,868          $  4,638
                                               ============       ============
(Value on Settlement Date $2,055,506)

                                              See Notes to Financial Statements


18      1-800-345-2021


Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

CAD = Canadian Dollar

CHF = Swiss Franc

DEM = German Mark

DKK = Danish Krone

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

FRF = French Franc

GBP = British Pound

GNMA = Government National Mortgage Association

JPY = Japanese Yen

LIBOR = London Interbank Offered Rate

MTN = Medium Term Note

NLG = Netherlands Guilder

ORD = Foreign Ordinary Share

VRN  =  Variable  Rate  Note.  Interest  reset  date is  indicated  and  used in
     calculating  the  weighted  average  portfolio  maturity.   Rate  shown  is
     effective November 30, 1998.

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

(1) Non-income producing.

(2) Industry is less than 0.05% of total investment securities.

(3) Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at November 30, 1998,was $6,730,804, which represented 3.6% of net assets.

(4) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(5) The rates for commercial paper are the yield to maturity at purchase.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the share amount (stocks) or principal amount (bonds) of each investment

* the market value of each investment

* the percentage of investments in each industry, as applicable

* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


                                                 www.americancentury.com      19


Strategic Moderate--Performance
--------------------------------------------------------------------------------
TOTAL RETURNS AS OF NOVEMBER 30, 1998

                            INVESTOR CLASS (INCEPTION 2/15/96)                          ADVISOR CLASS (INCEPTION 10/2/96)
                    STRATEGIC                   LEHMAN       THREE-MONTH     STRATEGIC                  LEHMAN       THREE-MONTH
                    ALLOCATION:                AGGREGATE        U.S.         ALLOCATION:               AGGREGATE        U.S.
                     MODERATE      S&P 500     BOND INDEX   TREASURY BILL     MODERATE     S&P 500     BOND INDEX   TREASURY BILL
---------------------------------------------------------------------------------------------------------------------------------
6 MONTHS(1)            -0.35%        7.50%        5.15%         1.97%         -0.33%         7.50%       5.15%        1.97%
1 YEAR                 10.32%       23.66%        9.45%         4.56%         10.07%        23.66%       9.45%        4.56%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
LIFE OF FUND           11.96%       25.37%       8.29%(2)      4.94%(2)       12.23%        29.01%       9.03%(3)     4.88%(3)

(1) Returns for periods less than one year are not annualized.

(2) Since 2/29/96, the date nearest the class's inception for which data are available.

(3) Since 10/31/96, the date nearest the class's inception for which data are available.

See pages 70-72 for more information about share classes, returns, and the comparative indices.

[mountain chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 11/30/98
S&P 500                $18,812
Strategic Moderate     $13,649
Lehman Aggregate       $12,448
3-Month T-Bill         $11,416
                                   Strategic          Lehman            3-Month
                  S&P 500           Moderate         Aggregate           T-Bill
DATE               VALUE             VALUE             VALUE             VALUE
2/29/96*          $10,000           $10,000           $10,000           $10,000
3/31/96           $10,096           $10,071            $9,930           $10,041
4/30/96           $10,244           $10,314            $9,874           $10,082
5/31/96           $10,508           $10,394            $9,855           $10,125
6/30/96           $10,548           $10,411            $9,987           $10,167
7/31/96           $10,081           $10,085           $10,014           $10,211
8/31/96           $10,294           $10,309            $9,997           $10,254
9/30/96           $10,873           $10,650           $10,171           $10,297
10/31/96          $11,173           $10,773           $10,396           $10,339
11/30/96          $12,016           $11,080           $10,574           $10,382
12/31/96          $11,778           $11,019           $10,476           $10,425
1/31/97           $12,513           $11,204           $10,508           $10,469
2/28/97           $12,612           $11,121           $10,535           $10,513
3/31/97           $12,095           $10,824           $10,418           $10,558
4/30/97           $12,816           $10,989           $10,574           $10,603
5/31/97           $13,599           $11,529           $10,674           $10,648
6/30/97           $14,204           $11,851           $10,801           $10,691
7/31/97           $15,333           $12,414           $11,093           $10,736
8/31/97           $14,475           $12,143           $10,999           $10,783
9/30/97           $15,267           $12,711           $11,160           $10,827
10/31/97          $14,757           $12,397           $11,322           $10,871
11/30/97          $15,440           $12,523           $11,374           $10,919
12/31/97          $15,705           $12,699           $11,489           $10,966
1/31/98           $15,878           $12,742           $11,636           $11,012
2/28/98           $17,023           $13,353           $11,627           $11,058
3/31/98           $17,895           $13,819           $11,666           $11,105
4/30/98           $18,077           $13,928           $11,727           $11,150
5/31/98           $17,766           $13,862           $11,839           $11,197
6/30/98           $18,487           $14,084           $11,939           $11,243
7/31/98           $18,291           $13,974           $11,964           $11,289
8/31/98           $15,648           $12,717           $12,159           $11,335
9/30/98           $16,651           $13,015           $12,444           $11,378
10/31/98          $18,004           $13,393           $12,378           $11,416
11/30/98          $18,812           $13,649           $12,448           $11,416

$10,000 investment made 2/28/96

The chart at left shows the growth of a $10,000 investment over the life of the fund, while the chart below shows the fund's year-by-year performance. The S&P 500, Lehman Aggregate Bond, and Three-Month Treasury Bill indices are provided for comparison in each chart. Strategic Moderate's returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the indices do not. These charts are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED NOVEMBER 30)
                                Strategic          Lehman         3-Month
                S&P 500          Moderate         Aggregate        T-Bill
DATE            RETURN            RETURN           RETURN          RETURN
11/30/96*       20.18%            10.80%           5.75%           3.82%
11/30/97        28.56%            13.02%           7.55%           5.17%
11/30/98        23.66%            10.32%           9.45%           4.56%

* From 2/29/96 (the date nearest the class's inception for which index data are available).


20      1-800-345-2021


Strategic Moderate--Q&A
--------------------------------------------------------------------------------

     An interview with Jeff Tyler and Brian Howell, portfolio managers on the Strategic Asset Allocation funds management team.

HOW DID STRATEGIC MODERATE PERFORM DURING THE YEAR ENDED NOVEMBER 30, 1998?

     For the fiscal year, Strategic Moderate's Investor Class shares posted a total return of 10.32%, compared with the 11.69% return of the fund's benchmark.* (See the previous page for other fund performance comparisons.)

WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?

     Our U.S. stock holdings, especially among smaller-company stocks, were one reason for the underperformance. Although we made favorable asset allocation decisions, our security selection suffered in a market where a few stocks were rewarded and the rest were left behind.

     An emphasis on corporate bonds over Treasury bonds in the U.S. bond portion of the portfolio also hurt Strategic Moderate's return relative to the benchmark. Treasurys were the best-performing bond sector by far.

HOW DID THE FUND'S ASSET MIX CHANGE DURING THE FISCAL YEAR?

     In the first half of the year, we maintained a fairly neutral asset mix. The only adjustments we made involved rebalancing when performance caused the mix to stray from our neutral position of 60% stocks, 30% bonds, and 10% cash.

     In June, however, we shifted to a more defensive stance designed to reduce the share-price volatility of the portfolio.

WHAT DOES "DEFENSIVE" MEAN FOR THE STRATEGIC MODERATE PORTFOLIO?

     With regard to the asset mix, it meant that we reduced our U.S. stock holdings and increased our cash position. But it also involved some other changes to the domestic stock portion of the portfolio. We sold some of the fund's small-company (known as small-cap) stocks, as well as a few value-oriented stocks (those we judged to be relatively inexpensive). This changed the focus of the U.S. equity portion toward large-cap growth stocks.

     We stayed with our defensive structure until October, when we began shifting money back into the stock market. The good news is that we were underweighted in stocks when the market took a dive in the third quarter; the bad news is that we waited a little too long to get back to a neutral position in stocks and didn't benefit fully from the rebound.

     Nonetheless, the defensive strategy proved to be profitable and helped lower the portfolio's share-price volatility.

DID YOU ALSO MAKE THE FUND'S BOND HOLDINGS MORE DEFENSIVE?

     Yes and no. In anticipation of a global economic slowdown, we made a somewhat aggressive move by extending duration in both our domestic and foreign bonds. (Duration measures a

* The fund's benchmark consists of 10 different market indices--four U.S. stock indices, two foreign stock indices, two U.S. bond indices, one foreign bond index, and one money market index--that are weighted to match the fund's neutral asset mix.

[right margin]

"IN JUNE, WE SHIFTED TO A MORE DEFENSIVE STANCE DESIGNED TO REDUCE THE SHARE-PRICE VOLATILITY OF THE PORTFOLIO."

[pie chart - data below]

ASSET ALLOCATION
(AS OF NOVEMBER 30, 1998)

PERCENT OF FUND INVESTMENTS
  U.S. Stocks        45%
  U.S. Bonds         25%
  Money Market
     Securities      10%
  Foreign Stocks     14%
  Foreign Bonds       6%

See page 71 for the fund's neutral asset mix.

Investment terms are defined in the Glossary on page 72.


                                                 www.americancentury.com      21


Strategic Moderate--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

bond portfolio's sensitivity to changes in interest rates. The longer the portfolio's duration, the more price volatility you get when interest rates change.)

     As interest rates fell around the globe, our longer duration helped the fund earn more price gains on its bond holdings. This was especially true for U.S. Treasury bonds, whose yields reached record lows during the year.

     But we also shifted to a more defensive position in corporate bonds, which make up more than 40% of the fund's U.S. bond holdings. We avoided the bonds of companies that had direct exposure to the most turbulent emerging markets. We also reduced our holdings in industries that are sensitive to slower economic growth, such as financial services.

     Instead, we bought the bonds of companies that do most of their business domestically and are in industries that are less affected by economic downturns. Examples include companies in the telecommunications, cable television, and utilities industries.

IN THE PORTFOLIO'S FOREIGN SECURITIES, YOU INCREASED YOUR EXPOSURE TO ASIA. ARE YOU SEEING SOME OPPORTUNITIES THERE?

     Southeast Asia still has a long way to go to solve its financial problems, and the region's recovery will depend in large part on whether Japan can jump-start its economy. That said, when Asia does bounce back, we expect it to happen quickly and dramatically, and we want to have some exposure to the region when it happens.

     As a result, we've been selectively adding Asian stocks to the portfolio recently. Overall, though, we continued to focus our foreign stock and bond holdings in Europe because that's where we think the best opportunities are.

LOOKING AHEAD, WHAT ARE YOUR PLANS FOR STRATEGIC MODERATE'S ASSET ALLOCATION STRUCTURE?

     We plan to maintain our current neutral asset mix of 60% stocks, 30% bonds, and 10% cash. We'll also stay somewhat defensive in our positioning within each asset class because we're expecting fairly modest returns for both stocks and bonds in the coming year.

     Right now, we think stocks have better return potential than bonds, but not enough to make any significant changes within the portfolio.

WHY DO YOU FAVOR STOCKS?

     We don't want to overstate our enthusiasm for stocks--the major market indices are at record highs, and we expect earnings growth to be slower going forward. However, economic conditions remain reasonably favorable for stocks, and investor demand for equities is still strong. We think this will be enough for stocks to produce moderately positive results in 1999.

[left margin]

FUND'S U.S. STOCKS (AS OF NOVEMBER 30, 1998)
  NUMBER OF COMPANIES       377
  DIVIDEND YIELD            1.55%
  PRICE/EARNINGS RATIO      32.2
                                          % OF FUND'S            % OF
                                          U.S. STOCKS            FUND
TOP 5 U.S. STOCKS
  MICROSOFT CORP.                             2.1%               0.9%
  BELLSOUTH CORP.                             1.8%               0.8%
  BANKAMERICA CORP.                           1.7%               0.8%
  GENERAL ELECTRIC CO. (U.S.)                 1.5%               0.7%
  WAL-MART STORES, INC.                       1.4%               0.6%


FUND'S FOREIGN STOCKS (AS OF NOVEMBER 30, 1998)
  NUMBER OF COMPANIES       295
  DIVIDEND YIELD            1.30%
                                           % OF FUND'S           % OF
                          COUNTRY        FOREIGN STOCKS          FUND
TOP 5 FOREIGN STOCKS
  NOVARTIS AG           SWITZERLAND           1.8%               0.2%
  MANNESMANN AG           GERMANY             1.7%               0.2%
  MARSCHOLLEK,
    LAUTENSCHLAEGER
    UND PARTNER AG        GERMANY             1.5%               0.2%
  VIVENDI                 FRANCE              1.4%               0.2%
  AXA-UAP                 FRANCE              1.2%               0.2%

[pie chart - data below]

PERCENT OF FUND'S FOREIGN STOCKS
  Europe              81%
  Asia/Pacific        13%
  Americas
    (excluding U.S.)   6%


22      1-800-345-2021


Strategic Moderate--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Small-cap stocks appear to be extremely undervalued compared with the rest of the market. Historically, investors have been willing to pay a higher price for small-cap stocks, relative to their earnings, than they have for the stocks of larger companies.

     For example, the price/earnings ratio of the Russell 2000 (an index of small-cap stocks) has typically been 1.5 times that of the S&P 500 (a large-cap stock index). Currently, though, the price/ earnings ratio of the Russell 2000 is lower than that of the S&P 500.

     We'd like to overweight small-cap stocks in the Strategic Moderate portfolio, but we're not ready to pull the trigger yet. Large-cap stocks are still riding a wave of momentum, and we believe that earnings growth needs to begin expanding again before small-caps can outperform.

WHAT ABOUT THE OUTLOOK FOR BONDS?

     We'll likely remain cautious in this part of the portfolio because we think interest rates will be higher a year from now. The Federal Reserve successfully stabilized the global financial markets with its three interest rate cuts in late 1998, but now we expect the Fed to take a "wait and see" approach to interest rate policy. In fact, we wouldn't be surprised if the Fed is done cutting interest rates for a while.

     In addition, flight-to-quality demand for U.S. Treasury bonds waned in late 1998. As a result, we could see the yield difference between Treasurys and corporate bonds narrow. If that happens, we'll likely shift to a more defensive position by selling some of our corporate bonds and buying government bonds.

HOW WILL YOU POSITION THE FUND'S FOREIGN HOLDINGS?

     We favor stocks over bonds in overseas markets as well, so much so that we're overweighted in foreign stocks and underweighted in foreign bonds. We still really like the investment opportunities in Europe, especially in stocks.

WILL EUROPEAN ECONOMIC AND MONETARY UNION (EMU) HAVE A SIGNIFICANT EFFECT ON YOUR MANAGEMENT OF THE FUND'S FOREIGN HOLDINGS?

     Not really. The changes were widely anticipated, and the implementation of EMU has gone smoothly so far. We've been looking at the "Euro 11" countries as a single bond market since their yields converged about a year ago. The stock markets have retained some of their individual characteristics, but the perceived risk in each country's market is much more equal than it has been historically.

     Certainly, though, EMU will create winners and losers among European stocks. Companies that are more efficient, flexible, and aggressive will take the most advantage of the open economic environment, while slow-moving, inefficient companies that have relied on regional barriers to competition will struggle. This definitely creates opportunities for us as investors.

"WE THINK STOCKS HAVE BETTER RETURN POTENTIAL THAN BONDS, BUT NOT ENOUGH TO MAKE ANY SIGNIFICANT CHANGES WITHIN THE PORTFOLIO."

[right margin]

FUND'S U.S. BONDS (AS OF NOVEMBER 30, 1998)
  NUMBER OF SECURITIES         131
  WEIGHTED AVERAGE MATURITY    8.2 YEARS
  AVERAGE DURATION             4.7 YEARS

[pie chart - data below]

PERCENT OF FUND'S U.S. BONDS
  Corporate           43%
  Mortgage-Backed     21%
  U.S. Treasury       21%
  Asset-Backed         8%
  U.S. Govt. Agency    7%

FUND'S FOREIGN BONDS (AS OF NOVEMBER 30, 1998)
  NUMBER OF SECURITIES         8
  WEIGHTED AVERAGE MATURITY    8.8 YEARS
  AVERAGE DURATION             6.7 YEARS

[pie chart - data below]

PERCENT OF FUND'S FOREIGN BONDS
  Europe              81%
  Asia/Pacific        15%
  Americas
    (excluding U.S.)   4%


                                                 www.americancentury.com      23


Moderate--Schedule of Investments
--------------------------------------------------------------------------------
NOVEMBER 30, 1998

Shares                                                                  Value
--------------------------------------------------------------------------------
COMMON STOCKS--58.6%
AEROSPACE & DEFENSE--1.9%
                      400  Alliant Techsystems Inc.(1)               $  30,475
                    1,700  Aviation Sales Co.(1)                        62,900
                    4,100  BE Aerospace, Inc.(1)                        97,247
                   12,300  Boeing Co.                                  499,688
                   16,200  Bombardier Inc. Cl B ORD                    210,891
                   17,456  British Aerospace PLC ORD                   150,092
                    1,000  Cie des Signaux SA ORD                       79,552
                    3,900  Cobham PLC ORD                               54,709
                    8,100  Cordant Technologies Inc.                   325,519
                    3,500  EG&G, Inc.                                   97,781
                    2,700  General Dynamics Corp.                      156,769
                    6,200  Goodrich (B.F.) Company (The)               235,213
                    3,500  Gulfstream Aerospace Corp.(1)               179,813
                    2,800  Litton Industries, Inc.(1)                  171,325
                    4,000  Lockheed Martin Corp.                       415,000
                    1,400  Newport News Shipbuilding Inc.               39,375
                    3,600  Nichols Research Corp.(1)                    76,500
                    1,500  Northrop Grumman Corp.                      121,875
                    2,900  Raytheon Co. Cl A                           158,594
                    7,000  Raytheon Co. Cl B                           387,625
                    1,100  Triumph Group, Inc.(1)                       36,988
                   13,800  United Technologies Corp.                 1,479,188
                                                                 --------------
                                                                     5,067,119
                                                                 --------------
AIRLINES--0.1%
                    2,000  AMR Corp.(1)                                131,875
                      600  Delta Air Lines Inc.                         32,213
                    2,900  Midway Airlines Corp.(1)                     37,519
                                                                 --------------
                                                                       201,607
                                                                 --------------
AUTOMOBILES & AUTO PARTS--1.7%
                    2,300  Arvin Industries, Inc.                       96,600
                    3,800  Coachmen Industries, Inc.                    85,500
                   40,100  Cooper Tire and Rubber Company              784,456
                    4,489  DaimlerChrysler AG(1)                       411,585
                    2,375  DaimlerChrysler AG ORD                      223,320
                    2,800  Dura Automotive Systems, Inc.(1)             81,025
                    7,500  Fleetwood Enterprises, Inc.                 252,656
                   24,200  Ford Motor Co.                            1,337,050
                   14,000  Fuji Heavy Industries Ltd. ORD               69,918
                    2,000  Honda Motor Co., Ltd. ORD                    71,785
                   11,200  Kwik-Fit Holdings plc ORD                    99,998
                       50  Porsche AG ORD                              111,265
                   25,600  Superior Industries International,
                              Inc.                                     665,600
                    3,400  Tower Automotive, Inc.(1)                    77,350
                    4,675  Volkswagen AG ORD                           380,810
                                                                 --------------
                                                                     4,748,918
                                                                 --------------

Shares                                                                  Value
--------------------------------------------------------------------------------
BANKING--5.5%
                   48,500  Anglo Irish Bank Corp. plc ORD           $  123,265
                   28,500  Australia & New Zealand Banking
                              Group Ltd. ORD                           187,943
                    7,700  Banc One Corp.                              395,106
                   79,400  Banca di Roma ORD(1)                        137,459
                   27,100  Banca Nazionale del Lavoro
                              ORD(1)                                    76,229
                    6,066  Banca Popolare Commercio
                              e Industria ORD                          124,899
                    4,382  Banca Popolare di Brescia ORD               101,846
                    2,765  Banco Espirito Santo e Comercial
                              de Lisboa, SA ORD                         85,789
                    7,278  Banco Mello, S.A. ORD                        87,947
                    6,500  Bank of Boston Corp.                        270,563
                   10,000  Bank of Tokyo-Mitsubishi, Ltd.
                              (The) ORD                                108,815
                    1,505  Bank Rozwoju Eksportu S.A. ORD               34,126
                       45  Bank Sarasin & Cie Cl B ORD                  82,879
                   32,176  BankAmerica Corp.                         2,097,434
                   14,500  Chase Manhattan Corp.                       919,844
                   17,300  Citigroup Inc.                              868,244
                    9,300  Argentaria SA ORD                           216,744
                   15,000  Dai-Ichi Kangyo Bank Ltd. ORD                99,882
                    4,000  Deutsche Pfandbrief-und
                              Hypothekenbank AG ORD                    330,549
                    4,200  Fifth Third Bancorp                         279,169
                   15,400  First Union Corp.                           935,550
                   18,200  First Virginia Banks, Inc.                  816,725
                    8,600  Housing & Commercial Bank,
                              Korea ORD                                 58,737
                    5,000  Imperial Bancorp(1)                          77,500
                    8,400  Mellon Bank Corp.                           528,675
                   27,700  Mercantile Bancorporation Inc.            1,220,531
                    4,800  Metropolitan Bank & Trust Co.
                              ORD                                       33,807
                      373  National Bank of Greece S.A.
                              ORD                                       66,760
                    2,100  Northern Trust Corp.                        169,706
                    2,400  Old Kent Financial Corp.                    103,125
                    1,300  Piraeus Bank S.A. ORD                        61,971
                   10,000  PNC Bank Corp.                              515,625
                    2,800  Providian Financial Corp.                   257,075
                   13,200  Regions Financial Corp.                     511,913
                    1,600  Societe Generale Cl A ORD                   252,314
                    3,300  SouthTrust Corp.                            121,481
                   20,200  Standard Chartered plc ORD                  214,691
                    1,300  UBS AG ORD                                  391,286
                    1,467  Van der Moolen Holding N.V.
                              ORD                                       99,758
                   10,100  Wachovia Corp.                              881,856

                                              See Notes to Financial Statements


24      1-800-345-2021


Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998

Shares                                                                  Value
--------------------------------------------------------------------------------
                   19,600  Wells Fargo & Co.                        $  705,600
                   18,500  Wing Hang Bank Ltd. ORD                      51,372
                    5,100  Zions Bancorporation                        258,028
                                                                 --------------
                                                                    14,962,818
                                                                 --------------
BIOTECHNOLOGY--0.4%
                    3,000  Amgen Inc.(1)                               225,563
                    4,600  Centocor, Inc.(1)                           186,731
                    8,000  Genzyme Corp.                               336,250
                      940  Genzyme Molecular Oncology(1)                 3,261
                    3,800  IDEC Pharmaceuticals Corp.(1)               128,013
                    3,300  PathoGenesis Corp.(1)                       158,813
                    1,400  QIAGEN N.V.(1)                               85,400
                                                                 --------------
                                                                     1,124,031
                                                                 --------------
BROADCASTING & MEDIA--0.5%
                    7,900  BEC World Public Co., Ltd. ORD               49,389
                    9,100  CBS Corporation                             271,294
                   10,000  Clear Channel
                              Communications, Inc.(1)                  467,500
                    1,264  Havas Advertising SA ORD                    219,128
                   11,900  Mediaset SpA ORD                             84,038
                      700  Metro Networks, Inc.(1)                      27,038
                      900  Societe Television
                              Francaise 1 ORD                          157,609
                                                                 --------------
                                                                     1,275,996
                                                                 --------------
BUILDING & HOME IMPROVEMENTS--0.2%
                    8,300  Lafarge Corp.                               307,619
                    2,700  Lone Star Industries, Inc.                  204,356
                                                                 --------------
                                                                       511,975
                                                                 --------------
BUSINESS SERVICES & SUPPLIES--1.5%
                    1,900  ABM Industries Inc.                          63,294
                    3,500  Acxiom Corp.(1)                              83,344
                    4,300  Administaff, Inc.(1)                        116,369
                    3,007  Admiral plc ORD                              48,509
                      725  Altran Technologies SA ORD                  168,560
                    5,200  Athlon Groep N.V. ORD                       142,369
                    2,500  Billing Concepts Corp.(1)                    31,484
                   12,400  Capita Group Plc ORD                        117,056
                   13,600  CGI Group, Inc. ORD(1)                      232,953
                    4,000  CKS Group, Inc.(1)                          135,000
                   10,800  Compass Group PLC ORD                       113,894
                      126  Creyf's NV ORD                               50,083
                    3,300  CSG Systems International, Inc.(1)          207,694
                    1,000  DIS Deutscher Industrie
                              Service AG ORD                            44,860
                    4,400  Gartner Group, Inc. Cl A(1)                  95,150
                    8,100  HA-LO Industries, Inc.(1)                   258,694
                   12,400  Hays plc ORD                                104,777
                    5,400  International Telecommunication
                              Data Systems, Inc.(1)                    135,169

Shares                                                                  Value
--------------------------------------------------------------------------------
                    1,100  Kendle International Inc.(1)              $  24,750
                    4,400  Kroll-O'Gara Company(1)                     135,850
                    5,200  Nova Corp.(1)                               165,425
                    2,400  PAREXEL International Corp.(1)               62,625
                    8,037  Parity plc ORD                               64,330
                    3,600  Pharmaceutical Product
                              Development, Inc.(1)                     103,275
                    2,300  Professional Detailing, Inc.(1)              53,619
                      200  PubliGroupe S.A. ORD                         56,758
                    3,500  Quintiles Transnational Corp.(1)            175,000
                    4,900  Select Appointments Holdings
                              plc ORD                                   50,865
                   85,000  Singapore Technologies
                              Engineering Ltd. ORD                      92,840
                      400  Sixt AG ORD                                  93,262
                    4,900  Spring Group PLC ORD                         11,726
                    2,400  Stork N.V. ORD                               61,186
                    3,100  Superior Consultant
                              Holdings Corp.(1)                        113,925
                    3,300  Sykes Enterprises, Inc.(1)                   66,825
                    3,000  Toyo Information Systems Co.,
                              Ltd. ORD                                  53,595
                    4,900  Triad Group PLC ORD                          34,773
                    6,400  True North Communications Inc.              180,000
                    5,600  Unique International NV ORD                 142,180
                    4,800  Vedior NV ORD (Acquired
                              8/8/97-11/10/98,
                              Cost $108,191)(2)                         97,998
                   26,500  WPP Group plc ORD                           146,072
                                                                 --------------
                                                                     4,136,138
                                                                 --------------
CHEMICALS & RESINS--0.9%
                    5,200  Air Products and Chemicals, Inc.            198,250
                    9,600  Dow Chemical Co.                            934,800
                    3,500  du Pont (E.I.) de Nemours & Co.             205,625
                    4,200  IMC Global Inc.                              96,075
                   11,700  Lubrizol Corp.                              317,363
                   21,800  Morton International, Inc.                  641,738
                    2,000  Sony Chemicals Corp. ORD                     72,110
                                                                 --------------
                                                                     2,465,961
                                                                 --------------
COMMUNICATIONS EQUIPMENT--1.4%
                   17,700  Andrew Corp.(1)                             286,519
                    4,200  ANTEC Corp.(1)                               77,963
                    6,300  Ascend Communications, Inc.(1)              353,784
                    3,900  Comverse Technology, Inc.(1)                224,372
                    7,900  Ericsson (L.M.) Telephone
                              Co. ADR                                  217,991
                    5,600  Harris Corp.                                212,450
                    9,100  Lucent Technologies Inc.                    783,169
                    7,200  Motorola, Inc.                              446,400
                    4,000  Nokia Corp. Cl A ADR                        392,000
                    4,400  Northern Telecom Ltd.                       205,425
                    1,300  Plantronics, Inc.(1)                         85,475

See Notes to Financial Statements


                                                 www.americancentury.com      25


Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998

Shares                                                                  Value
--------------------------------------------------------------------------------
                    6,800  Polycom, Inc.(1)                         $  121,125
                    1,300  Radiotronica SA ORD(1)                       94,950
                   14,000  Scientific-Atlanta, Inc.                    271,250
                      700  Superior TeleCom Inc.                        30,450
                    5,700  Tandberg ASA ORD                             43,453
                    3,900  Tekelec(1)                                   60,450
                    1,700  Terayon Communication
                              Systems, Inc.(1)                          52,169
                                                                 --------------
                                                                     3,959,395
                                                                 --------------
COMMUNICATIONS SERVICES--5.5%
                    9,600  Advanced Info Service Public Co.
                              Limited ORD(1)                            55,768
                   17,200  AirTouch Communications, Inc.(1)            983,625
                    4,100  Amdocs Ltd.(1)                               63,038
                   12,600  Ameritech Corp.                             681,975
                   21,600  AT&T Corp.                                1,345,950
                   24,900  BellSouth Corp.                           2,172,525
                   20,700  British Telecommunications
                              plc ORD                                  283,717
                   35,400  Cable & Wireless Communications
                              plc ORD(1)                               315,481
                   56,193  Cable & Wireless Optus
                              Limited ORD(1)                           105,070
                    1,500  Cellular Communications
                              International, Inc.(1)                    93,844
                    3,400  Century Telephone Enterprises, Inc.         193,800
                    1,900  China Telecom (Hong Kong)
                              Limited ADR(1)                            75,169
                   29,605  COLT Telecom Group plc ORD(1)               386,960
                    5,200  Companhia de
                              Telecomunicaciones de Chile
                              S.A. ADR                                 120,575
                    5,600  Crown Castle International Corp.(1)          75,250
                   25,000  Datacraft Asia Limited ORD                   41,000
                   15,900  Energis plc ORD(1)                          287,334
                    5,700  Esat Telecom Group plc ADR(1)               200,925
                    1,800  Europolitan Holdings AB ORD                 165,660
                    2,700  Global TeleSystems Group, Inc.(1)           117,197
                    8,200  GTE Corp.                                   508,400
                    4,333  Hellenic Telecommunication
                              Organization SA (OTE) ORD                108,199
                    8,600  International FiberCom, Inc.(1)              69,069
                   14,000  MCI WorldCom, Inc.(1)                       825,563
                      200  Mobistar SA ORD(1)                            9,522
                    3,100  NetCom Systems AB Cl B ORD(1)               119,766
                       21  Nippon Telegraph &
                              Telephone ORD                            156,888
                       40  NTT Data Corp. ORD                          174,753
                      400  Omnicom SA ORD(1)                            42,522
                   16,400  Orange plc ORD(1)                           167,808
                    1,869  Panafon SA ORD(1)                            33,524
                   33,100  SBC Communications Inc.                   1,586,731
                    8,000  SK Telecom Co. Ltd. ADR                      82,500

Shares                                                                  Value
--------------------------------------------------------------------------------
                    4,353  Sonera Group Oyj ORD(1)                   $  62,530
                    5,100  Sprint Corp.                                371,025
                    2,550  Sprint PCS(1)                                40,800
                      200  STET Hellas Telecommunications
                              S.A. ADR(1)                                6,963
                      539  Swisscom AG ORD(1)                          181,547
                    3,500  Tele Danmark A/S ORD                        391,274
                      907  Telecel-Comunicacaoes Pessoais,
                              SA ORD                                   177,449
                   53,400  Telecom Italia Mobile (TIM)
                              SpA ORD                                  224,993
                   43,000  Telecom Italia SpA ORD                      348,638
                    8,618  Telefonica de Espana ORD                    405,286
                    9,100  Teleglobe Inc. ORD                          247,912
                      603  Telinfo NV ORD                               71,560
                    1,813  Total Access Communication
                              Public Co. Limited ORD(1)                  4,061
                    5,700  U S WEST Communications Group               354,825
                    4,900  Viatel, Inc.(1)                              72,888
                   24,900  Vodafone Group plc ORD                      367,789
                                                                 --------------
                                                                    14,979,648
                                                                 --------------
COMPUTER PERIPHERALS--1.0%
                    3,800  Architel Systems Corp. ORD(1)                44,633
                   12,375  Cisco Systems Inc.(1)                       933,152
                   11,100  EMC Corp. (Mass.)(1)                        804,750
                    3,700  Lexmark International Group,
                              Inc. Cl A(1)                             282,588
                    2,300  Proxim, Inc.(1)                              52,325
                    7,600  Psion plc ORD                                59,264
                    8,200  Quantum Corp.(1)                            181,681
                    7,200  Seagate Technology, Inc.(1)                 212,400
                    1,700  Xylan Corp.(1)                               30,972
                                                                 --------------
                                                                     2,601,765
                                                                 --------------
COMPUTER SOFTWARE & SERVICES--3.6%
                    1,400  Advantage Learning Systems,
                              Inc.(1)                                   77,875
                    2,200  America Online Inc.                         192,638
                    2,200  AnswerThink Consulting Group,
                              Inc.(1)                                   42,831
                    5,100  At Home Corp. Series A(1)                   296,756
                      700  Atos SA ORD(1)                              150,304
                    2,900  Autodesk, Inc.                              105,669
                    5,700  Automatic Data Processing, Inc.             438,900
                    2,500  Cap Gemini N.V. ORD                         178,772
                    2,326  Cap Gemini SA ORD                           340,602
                    1,100  CIBER, Inc.(1)                               24,819
                    4,500  CMG plc ORD                                 111,547
                    7,900  Comdisco, Inc.                              144,175
                    3,000  Compuware Corp.(1)                          186,938
                    1,000  Concord Communications, Inc.(1)              44,281
                    1,700  Deltek Systems, Inc.(1)                      30,334
                    2,100  Equant NV New York Shares(1)                118,519

                                              See Notes to Financial Statements


26      1-800-345-2021


Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998

Shares                                                                  Value
--------------------------------------------------------------------------------
                    3,400  Excite, Inc.(1)                          $  165,856
                   31,400  First Data Corp.                            837,988
                    1,000  Fuji Soft ABC, Inc. ORD                      41,009
                    3,800  Geac Computer Corp. Ltd. ORD(1)              99,680
                    5,800  Getronics N.V. ORD                          253,831
                    7,900  GTECH Holdings Corp.(1)                     197,994
                    8,200  HBO & Co.                                   204,231
                    1,700  Inktomi Corp.(1)                            227,428
                    5,100  International Integration Inc.(1)            76,978
                      152  Jet Multimedia ORD                           24,532
                    2,400  Keane, Inc.(1)                               69,000
                   18,100  Logica plc ORD                              131,434
                    3,500  London Bridge Software Holdings
                              plc ORD                                   68,448
                    9,830  Mandator AB ORD                              82,849
                   21,300  Microsoft Corp.(1)                        2,599,266
                   21,595  Misys plc ORD                               152,180
                    1,900  Network Associates Inc.(1)                   96,722
                   16,500  Novell, Inc.(1)                             272,766
                   10,600  Oracle Systems Corp.(1)                     363,381
                    2,348  Ordina N.V. ORD(1)                           64,654
                    3,800  Project Software & Development,
                              Inc.(1)                                  114,238
                      300  QRS Corp.(1)                                 12,544
                    1,900  QuadraMed Corp.(1)                           45,481
                    3,800  Sage Group plc (The) ORD                     90,934
                    1,000  Sapient Corp.(1)                             46,188
                    1,018  Sigma AB Cl B ORD(1)                         35,447
                      701  Simac Techniek N.V. ORD                      89,870
                    8,300  Sterling Software, Inc.(1)                  213,725
                    1,000  Sumisho Computer Systems
                              Corp. ORD                                 21,073
                    2,200  Synopsys, Inc.(1)                           104,088
                    2,600  Technomatix Technologies Ltd.(1)             35,831
                   15,500  Unisys Corp.(1)                             441,750
                    3,442  Unit 4 ORD(1)                                94,057
                    1,000  Wind River Systems, Inc.(1)                  46,625
                                                                 --------------
                                                                     9,907,038
                                                                 --------------
COMPUTER SYSTEMS--1.0%
                   15,300  Apple Computer, Inc.(1)                     489,122
                    6,600  Compaq Computer Corp.                       214,500
                   10,800  Dell Computer Corp.(1)                      656,438
                   14,000  Fujitsu Ltd. ORD                            161,663
                    3,100  Hewlett--Packard Co.                        194,525
                    4,000  International Business
                              Machines Corp.                           660,000
                    3,900  Sun Microsystems, Inc.(1)                   288,600
                                                                 --------------
                                                                     2,664,848
                                                                 --------------
CONSTRUCTION & PROPERTY
DEVELOPMENT--0.4%
                    2,200  Assa Abloy AB Cl B ORD                       87,973

Shares                                                                  Value
--------------------------------------------------------------------------------
                    2,300  Brisa-Auto Estradas de Portugal,
                              S.A. ORD                              $  124,407
                    2,100  Centex Corp.                                 74,944
                    6,900  CRH plc ORD                                 103,739
                    9,000  D.R. Horton, Inc.                           169,875
                   13,000  Daiwa House Industry Co.,
                              Ltd. ORD                                 137,764
                    2,400  Grupo Acciona SA ORD                        121,357
                    2,700  Insituform Technologies, Inc. Cl A(1)        35,269
                    4,644  Jarvis plc ORD                               50,661
                    1,300  Lafarge SA ORD                              122,637
                    2,100  Southdown, Inc.                             122,325
                                                                 --------------
                                                                     1,150,951
                                                                 --------------
CONSUMER PRODUCTS--0.7%
                    1,600  Chattem, Inc.(1)                             68,100
                    8,400  Helen of Troy Ltd.(1)                       140,175
                   17,000  Kao Corporation ORD                         321,653
                    5,500  NBTY, Inc.(1)                                33,602
                    6,200  Procter & Gamble Co. (The)                  543,275
                    5,600  Rayovac Corporation(1)                      129,500
                    2,300  Twinlab Corp.(1)                             38,166
                    9,600  Whirlpool Corp.                             537,600
                                                                 --------------
                                                                     1,812,071
                                                                 --------------
CONTROL & MEASUREMENT(3)
                    1,000  Orbotech Ltd.(1)                             38,625
                                                                 --------------
DIVERSIFIED COMPANIES--1.6%
                    2,869  Asko Oyj Cl A ORD                            45,445
                   20,600  BBA Group plc ORD                           113,551
                    7,350  Bodycote International plc ORD              107,958
                    3,200  Brambles Industries Limited ORD              78,318
                    4,900  DCC plc ORD                                  41,684
                   20,700  General Electric Co. (U.S.)               1,873,350
                    1,200  GP Strategies Corp.(1)                       17,250
                    9,000  Nikon Corporation ORD                        86,240
                   16,700  Tyco International Ltd.                   1,099,069
                    3,700  Unilever N.V. New York Shares               286,056
                    2,300  Vivendi ORD                                 520,574
                                                                 --------------
                                                                     4,269,495
                                                                 --------------
EDUCATION(3)
                      900  Benesse Corporation ORD                      45,093
                                                                 --------------
ELECTRICAL & ELECTRONIC
COMPONENTS--1.6%
                    8,800  Advanced Micro Devices, Inc.(1)             243,650
                    1,800  Advantest Corp. ORD                         120,151
                    3,300  Aeroflex Inc.(1)                             45,169
                    1,600  Altera Corp.(1)                              78,550
                    5,400  Arrow Electronics, Inc.(1)                  117,450
                    6,100  Celestica Inc.(1)                           123,906
                      600  Dae Duck Electronics Co. ORD                 48,154
                    3,300  DII Group, Inc.(1)                           68,784

See Notes to Financial Statements


                                                 www.americancentury.com      27


Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998

Shares                                                                  Value
--------------------------------------------------------------------------------
                      700  Draka Holding N.V. ORD                    $  20,154
                    2,400  Electronics for Imaging, Inc.(1)             64,425
                   12,133  Elektrim Spolka Akcyjna S.A.
                              ORD                                      102,037
                   16,000  Fujikura Ltd. ORD                            89,261
                    3,000  Hosiden Corporation ORD                      52,012
                   14,000  Intel Corp.                               1,506,313
                       30  Kudelski SA ORD(1)                           85,997
                    1,500  Leitch Technology Corp ORD(1)                34,307
                    2,000  Murata Manufacturing Co., Ltd.
                              ORD                                       78,282
                   15,000  Natsteel Electronics Ltd. ORD                32,403
                       94  Phoenix Mecano AG ORD                        59,617
                    7,400  Pinnacle Systems, Inc.(1)                   248,363
                      159  Sartorius AG ORD                             38,010
                    1,000  Siemens AG ORD                               69,651
                    2,600  Softbank S.A. GDR                            57,460
                    2,100  Sony Corp. ORD                              153,648
                    1,200  STMicroelectronics N.V.
                              New York Shares(1)                        80,550
                    5,000  Texas Instruments Inc.                      381,875
                    6,000  Tokyo Electron Ltd. ORD                     224,126
                    4,500  Uniphase Corp.(1)                           243,563
                                                                 --------------
                                                                     4,467,868
                                                                 --------------
ENERGY(3)
                      200  ISIS ORD                                     14,467
                                                                 --------------
ENERGY (PRODUCTION & MARKETING)--3.0%
                   11,500  Amoco Corp.                                 677,781
                   23,300  Apache Corp.                                535,900
                   12,300  Atlantic Richfield Co.                      817,950
                    6,000  Berkley Petroleum Corp. ORD(1)               40,326
                   28,200  Burlington Resources Inc.                 1,004,625
                   12,500  Canadian 88 Energy Corp. ORD(1)              41,599
                    3,700  Chevron Corp.                               309,413
                    2,400  Elf Aquitaine SA ORD                        299,483
                   18,000  Exxon Corp.                               1,351,125
                   15,100  Murphy Oil Corp.                            602,113
                    2,900  NICOR Inc.                                  121,981
                   53,500  Seagull Energy Corp.(1)                     438,031
                   13,400  Sunoco, Inc.                                453,925
                    7,200  Texaco Inc.                                 414,450
                    7,500  Ultramar Diamond Shamrock Corp.             193,125
                   18,100  Unocal Corp.                                613,138
                    7,300  Williams Companies, Inc. (The)              210,331
                   13,600  Woodside Petroleum Limited ORD               69,120
                                                                 --------------
                                                                     8,194,416
                                                                 --------------
ENERGY (SERVICES)--0.4%
                   50,700  Baker Hughes Inc.                           928,444
                      100  Bouygues Offshore S.A. ADR                    1,213
                      900  IHC Caland N.V. ORD                          38,163

Shares                                                                  Value
--------------------------------------------------------------------------------
                    7,200  Tidewater Inc.                           $  166,050
                    3,100  Transocean Offshore                          76,531
                                                                 --------------
                                                                     1,210,401
                                                                 --------------
ENTERTAINMENT(3)
                    1,200  Endemol Entertainment Holding
                              NV ORD                                    38,634
                                                                 --------------
ENVIRONMENTAL SERVICES--0.5%
                    2,700  Allied Waste Industries, Inc.(1)             55,181
                   26,000  Browning-Ferris Industries, Inc.            767,000
                   12,100  Rentokil Initial PLC ORD                     77,880
                    7,880  Waste Management, Inc.                      337,855
                                                                 --------------
                                                                     1,237,916
                                                                 --------------
FINANCIAL SERVICES--2.9%
                      600  Aeon Credit Service Ltd. ORD                 34,009
                   25,300  AMP Limited ORD (Acquired
                              6/18/98-11/6/98, Cost
                              $313,990)(1)(2)                          327,316
                   29,500  Amvescap Plc ORD                            240,262
                    1,000  Azkoyen SA ORD                               35,028
                      100  Banca del Gottardo Cl B ORD                  82,915
                   41,000  Banca Intesa S.p.A. ORD                     229,067
                   14,109  Bank of Ireland ORD                         292,224
                    1,400  Bayerische Vereinsbank AG ORD               121,312
                   32,000  CIT Group Holdings, Inc. (The)
                              Cl A                                     898,000
                    3,500  Close Brothers Group plc ORD                 32,491
                   17,100  Corporacion Financiera Reunida,
                              S.A. ORD(1)                              229,510
                    1,000  Credit Suisse Group ORD                     171,994
                    3,300  Dresdner Bank AG ORD                        148,039
                    5,400  Equitable Companies Inc.                    298,350
                   17,000  Fannie Mae                                1,236,750
                    5,100  Federal Home Loan Mortgage
                              Corporation                              308,550
                    3,500  FINOVA Group Inc.                           184,844
                      700  GFI Informatique ORD(1)                      75,399
                   12,300  Industrial Finance Corporation of
                              Thailand (The) ORD                         5,359
                    6,725  ING Groep N.V. ORD                          385,493
                      145  Julius Baer Holding AG ORD                  470,725
                    2,918  Kempen & Company NV ORD                     163,295
                   21,400  Lloyds TSB Group plc ORD                    297,550
                   10,900  Morgan Stanley Dean Witter,
                              Discover & Co.                           760,275
                    1,500  Mycal Card Inc. ORD(1)                       36,542
                   51,700  National Finance and Securities
                              Public Co., Ltd. Cl F ORD(1)              17,162
                    7,040  Newcourt Credit Group Inc. ORD
                              (Acquired 11/18/97-10/29/98,
                              Cost $203,131)(2)                        249,673
                    8,000  Nomura Securities Co., Ltd. ORD              77,762
                    5,224  Provident Financial plc ORD                  78,455

                                              See Notes to Financial Statements


28      1-800-345-2021


Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998

Shares                                                                  Value
--------------------------------------------------------------------------------
                   23,200  Skandia Forsakrings AB ORD               $  329,695
                    5,906  Tas Groep NV ORD(1)                          26,898
                    6,000  UniCapital Corp.(1)                          49,500
                      100  Vontobel Holding AG Cl B ORD                168,410
                                                                 --------------
                                                                     8,062,854
                                                                 --------------
FOOD & BEVERAGE--2.4%
                    5,100  American Italian Pasta Co. Cl A(1)          128,775
                   61,165  Archer-Daniels-Midland Co.                1,123,907
                   14,300  Coca-Cola Beverages plc ORD(1)               29,972
                   10,900  Coca-Cola Enterprises, Inc.                 412,156
                    7,500  ConAgra, Inc.                               235,781
                    3,700  Coors (Adolph) Co. Cl B                     184,191
                   21,600  Diageo plc ORD                              242,047
                    2,000  General Mills, Inc.                         151,000
                    1,200  Groupe Danone ORD                           350,593
                    8,600  Grupo Continental, S.A. ORD                  19,887
                    4,500  Hain Food Group, Inc. (The)(1)               92,250
                    4,100  Heineken NV ORD                             208,407
                    3,200  Hershey Foods Corp.                         215,200
                    3,100  Hormel Foods Corp.                           91,644
                   17,000  Interstate Bakeries Corp.                   446,250
                   21,400  J.D. Wetherspoon plc ORD                     73,284
                    5,400  Kerry Group Plc Cl A ORD                     75,242
                   11,000  Kirin Brewery Company, Ltd. ORD             114,158
                    5,100  Nabisco Holdings Corp. Cl A                 203,363
                      142  Nestle S.A. ORD                             295,113
                   20,000  Ng Fung Hong Limited ORD                     17,824
                    2,200  PepsiCo, Inc.                                85,113
                    1,600  Performance Food Group Co.(1)                38,950
                    7,600  Quaker Oats Co. (The)                       466,450
                       36  South African Breweries Ltd. ORD                609
                    3,900  Suiza Foods Corp.(1)                        184,763
                   43,700  Tyson Foods, Inc. Cl A                      904,044
                    2,100  U.S. Foodservice, Inc.(1)                    96,469
                                                                 --------------
                                                                     6,487,442
                                                                 --------------
FURNITURE & FURNISHINGS--0.2%
                    4,000  CompX International Inc.(1)                 100,250
                    6,100  Dorel Industries Inc. Cl B ORD(1)            92,545
                    3,600  Miller (Herman), Inc.                        77,063
                    4,800  Newell Co.                                  212,400
                    2,800  O'Sullivan Industries Holdings,
                              Inc.(1)                                   28,175
                                                                 --------------
                                                                       510,433
                                                                 --------------
HEALTHCARE--1.4%
                    7,700  Aetna Inc.                                  595,306
                   10,300  Beckman Coulter Inc.                        496,975
                    6,750  Cardinal Health, Inc.                       463,219
                   32,700  Columbia/HCA Healthcare Corp.               805,238
                    1,200  Gehe AG ORD                                  76,853

Shares                                                                  Value
--------------------------------------------------------------------------------
                    9,100  Health Management
                              Associates, Inc.(1)                   $  197,356
                    3,700  PacifiCare Health Systems,
                              Inc. Cl B(1)                             279,234
                    5,400  Province Healthcare Co.(1)                  172,125
                    6,700  Tenet Healthcare Corp.(1)                   198,069
                    9,200  Total Renal Care Holdings, Inc.(1)          244,375
                    4,800  Trigon Healthcare, Inc.(1)                  177,900
                    1,000  Yoshitomi Pharmaceutical
                              Industries, Ltd. ORD                       9,745
                                                                 --------------
                                                                     3,716,395
                                                                 --------------
HOTELS(3)
                      900  Sol Melia, SA ORD                            35,146
                                                                 --------------
INDUSTRIAL(3)
                   33,500  Siebe plc ORD                               120,525
                                                                 --------------
INDUSTRIAL EQUIPMENT &
MACHINERY--0.4%
                    3,300  Caterpillar Inc.                            163,144
                    8,500  Ingersoll-Rand Co.                          397,906
                    6,140  Mannesmann AG ORD                           665,047
                                                                 --------------
                                                                     1,226,097
                                                                 --------------
INSURANCE--2.7%
                      520  Allianz AG ORD                              187,386
                   14,600  Allstate Corp.                              594,950
                    3,500  American International Group, Inc.          329,000
                    2,993  ASR Verzekeringsgroep N.V. ORD              243,639
                    7,400  Assicurazioni Generali ORD                  276,508
                    3,675  Axa-UAP ORD                                 475,400
                   11,900  Chubb Corp. (The)                           833,744
                   18,600  CNA Financial Corp.(1)                      795,150
                    4,100  Companhia de Seguros Mundial
                              Confianca, SA ORD(1)                     134,241
                    7,700  Conseco Inc.                                255,063
                    2,470  Ethniki General Insurance
                              Co. ORD                                   69,931
                    8,100  Fidelity National Financial, Inc.           265,781
                    9,000  First American Financial Corp.
                              (The)                                    275,625
                    6,100  Gallagher (Arthur J.) & Co.                 282,888
                    4,000  Kingsway Financial
                              Services ORD(1)                           30,016
                    7,800  LandAmerica Financial Group, Inc.           478,238
                    6,900  Lincoln National Corp.                      577,444
                    5,600  Mediolanum SpA ORD                           33,707
                    1,000  Pohjola Insurance Group Cl B
                              ORD                                       46,782
                   68,100  Premafin Finanziaria S.p.A. ORD(1)           58,238
                   18,400  Reinsurance Australia
                              Corporation Ltd. ORD                      41,562
                    1,500  Reinsurance Group of America,
                              Inc.                                      98,250
                   18,800  SAFECO Corp.                                807,813

See Notes to Financial Statements


                                                 www.americancentury.com      29


Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998

Shares                                                                  Value
--------------------------------------------------------------------------------
                    3,100  Sampo Insurance Company Ltd.
                              ORD                                   $  106,513
                       35  Schweizerische
                              Rueckversicherungs-Gesellschaft
                              ORD                                       88,491
                    1,300  Transatlantic Holdings, Inc.                 98,800
                                                                 --------------
                                                                     7,485,160
                                                                 --------------
LEISURE--0.4%
                      365  Accor SA ORD                                 80,300
                    1,900  Anchor Gaming(1)                             97,138
                   28,600  Ciga Spa ORD(1)                              25,038
                   21,000  Corporacion Interamericana de
                              Entretenimiento S.A. Cl B
                              ORD(1)                                    48,141
                    5,800  Eastman Kodak Co.                           420,863
                      100  Moevenpick Holding AG Bearer
                              ORD                                       51,598
                    8,000  Olympus Optical Co., Ltd. ORD                87,572
                    1,900  Samsung Electronics ORD                     101,557
                    1,700  Scandic Hotels AB ORD                        59,403
                                                                 --------------
                                                                       971,610
                                                                 --------------
MACHINERY & EQUIPMENT--0.8%
                    4,000  ATS Automation Tooling Systems,
                              Inc. ORD(1)                               47,504
                   16,800  Cooper Industries, Inc.                     825,300
                    7,800  Deere & Co.                                 272,513
                      200  Georg Fischer AG ORD                         68,224
                      800  Hanover Compressor Company(1)                18,100
                   10,500  Premark International, Inc.                 352,406
                    1,200  Sidel SA ORD                                 91,027
                    8,700  Sundstrand Corp.                            469,800
                      900  Swisslog Holding AG ORD                      87,072
                    1,000  UNION TOOL CO. ORD                           44,257
                                                                 --------------
                                                                     2,276,203
                                                                 --------------
MEDICAL EQUIPMENT & SUPPLIES--0.7%
                      700  ADAC Laboratories(1)                         18,222
                    4,800  Arterial Vascular Engineering,
                               Inc.(1)                                 234,750
                    6,200  CONMED Corp.(1)                             168,950
                    4,400  Guidant Corp.                               377,575
                    3,000  Haemonetics Corp.(1)                         67,688
                    6,300  Hillenbrand Industries, Inc.                357,919
                    5,600  Medtronic, Inc.                             379,050
                   12,000  PSS World Medical, Inc.(1)                  249,375
                    8,000  Terumo Corporation ORD                      177,677
                                                                 --------------
                                                                     2,031,206
                                                                 --------------
METALS & MINING--0.2%
                    5,055  Aalberts Industries N.V. ORD                119,346
                    5,000  Aluminum Co. of America                     370,625
                    9,500  Johnson Matthey PLC ORD                      64,673
                                                                 --------------
                                                                       554,644
                                                                 --------------

Shares                                                                  Value
--------------------------------------------------------------------------------
OFFICE EQUIPMENT & SUPPLIES--0.1%
                    3,400  Kronos Inc.(1)                           $  146,200
                    1,000  Strafor-Facom SA ORD                         68,200
                                                                 --------------
                                                                       214,400
                                                                 --------------
PACKAGING & CONTAINERS--0.3%
                   21,600  Tenneco Inc.                                769,500
                                                                 --------------
PAPER & FOREST PRODUCTS--0.5%
                      600  Chesapeake Corp.                             20,813
                    4,600  Rayonier, Inc.                              195,500
                    8,800  Union Camp Corp.                            569,250
                   19,300  Westvaco Corp.                              542,813
                                                                 --------------
                                                                     1,328,376
                                                                 --------------
PHARMACEUTICALS--4.2%
                    8,600  American Home Products Corp.                457,950
                    3,800  Barr Laboratories, Inc.(1)                  160,550
                    7,300  Bergen Brunswig Corp. Cl A                  454,425
                   12,400  Bristol-Myers Squibb Co.                  1,519,775
                    2,400  ChiRex Inc.(1)                               43,650
                    2,900  Elan Corp., plc ADR(1)                      197,563
                    8,700  Forest Laboratories, Inc.(1)                405,638
                    6,400  Genentech, Inc.(1)                          448,400
                    4,600  Glaxo Wellcome plc ORD                      145,531
                    6,000  Herbalife International, Inc.                70,875
                    3,700  Johnson & Johnson                           300,625
                    5,500  Lilly (Eli) & Co.                           493,281
                   13,600  London International Group
                              plc ORD                                   42,982
                      700  Medicis Pharmaceutical Corp.
                              Cl A(1)                                   44,100
                    2,200  Merck & Co., Inc.                           340,725
                    8,100  Mylan Laboratories Inc.                     268,819
                    6,200  Nature's Sunshine Products, Inc.             96,294
                      359  Novartis AG ORD                             674,058
                   11,700  Pfizer, Inc.                              1,306,013
                    8,300  Pharmacia & Upjohn Inc.                     432,119
                    3,700  Pliva d.d. GDR                               57,813
                    4,300  Roberts Pharmaceutical Corp.(1)             105,350
                       11  Roche Holding AG ORD                        129,282
                   15,800  Schering-Plough Corp.                     1,680,725
                   90,300  SkyePharma plc ORD(1)                       122,202
                    9,000  Takeda Chemical Inds. ORD                   303,301
                       36  UCB SA ORD                                  201,155
                    7,600  Warner-Lambert Co.                          573,800
                    8,600  Zeneca Group plc ORD                        357,664
                                                                 --------------
                                                                    11,434,665
                                                                 --------------
PRINTING & PUBLISHING--0.7%
                    7,900  Banta Corp.                                 209,350
                    1,500  Consolidated Graphics, Inc.(1)               86,344
                   16,600  Deluxe Corp.                                576,850
                    1,200  Elanders AB Cl B ORD                         22,738

                                              See Notes to Financial Statements


30      1-800-345-2021


Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998

Shares                                                                  Value
--------------------------------------------------------------------------------
                   11,800  Gruppo Editoriale L'Espresso ORD          $  98,451
                    2,100  Mail-Well, Inc.(1)                           27,169
                   17,400  Mondadori (Arnoldo) Editore
                              SpA ORD                                  218,796
                    2,700  Petersen Companies, Inc. (The)
                              Cl A(1)                                   64,631
                   13,750  Singapore Press Holdings
                              Ltd. ORD                                 146,010
                    4,000  Toppan Forms Co., Ltd. ORD                   62,528
                    8,200  VNU N.V. ORD                                282,026
                      900  Wolters Kluwer NV ORD                       171,731
                                                                 --------------
                                                                     1,966,624
                                                                 --------------
RAILROAD--0.3%
                   21,400  CSX Corp.                                   892,113
                                                                 --------------
REAL ESTATE--0.1%
                   11,700  Cheung Kong (Holdings) Ltd.
                              ORD                                       84,246
                   18,300  City Developments Limited ORD                87,169
                   30,000  Keppel Land Ltd. ORD                         35,498
                    9,000  Singapore Land Limited ORD                   21,517
                                                                 --------------
                                                                       228,430
                                                                 --------------
RESTAURANTS--0.2%
                   13,600  CKE Restaurants, Inc.                       332,350
                    6,900  PizzaExpress plc ORD                         97,362
                    4,000  PJ America, Inc.(1)                          78,250
                   15,200  TelePizza, S.A. ORD(1)                      130,735
                                                                 --------------
                                                                       638,697
                                                                 --------------
RETAIL (APPAREL)--0.3%
                    2,500  Chico's FAS, Inc.(1)                         54,844
                    2,900  Children's Place Retail Stores,
                              Inc. (The)(1)                             53,831
                    5,200  DM Management Co.(1)                         76,050
                    4,500  Hennes & Mauritz AB Cl B ORD                332,759
                    2,600  Liz Claiborne, Inc.                          88,075
                    3,600  Payless ShoeSource, Inc.(1)                 175,500
                                                                 --------------
                                                                       781,059
                                                                 --------------
RETAIL (FOOD & DRUG)--0.7%
                    8,900  CVS Corp.                                   439,438
                   10,173  Koninklijke Ahold NV ORD                    353,079
                    2,100  Ruddick Corp.                                41,081
                   11,000  Safeway Inc.(1)                             580,938
                   21,900  Somerfield plc ORD                          164,630
                    7,800  Universal Corp.                             274,463
                                                                 --------------
                                                                     1,853,629
                                                                 --------------
RETAIL (GENERAL MERCHANDISE)--1.9%
                    1,000  99 Cents Only Stores(1)                      43,000
                      200  Carrefour SA ORD                            141,680
                   20,400  Dillard's Inc. Cl A                         701,250
                    3,400  Douglas Holding AG ORD                      212,732

Shares                                                                  Value
--------------------------------------------------------------------------------
                   25,500  Electronics Boutique plc ORD              $  35,771
                    3,000  Federated Department
                              Stores, Inc.(1)                          125,063
                    6,400  Fred's, Inc.                                 90,000
                      200  Galeries Lafayette ORD                      228,097
                    6,700  Grupo Elektra, S.A. de C.V. GDR              35,594
                    2,000  Homac Corp. ORD                              32,807
                    2,600  ITI Technologies, Inc.(1)                    68,981
                    8,000  JUSCO Co., Ltd. ORD                         152,341
                    4,100  Keiyo Company Ltd. ORD                       20,143
                    9,300  Kmart Corp.(1)                              141,825
                    2,520  Metro AG ORD                                157,300
                   16,200  Penney (J.C.) Company, Inc.                 891,000
                    2,700  Pinault-Printemps-Redoute
                              SA ORD                                   460,945
                      300  Ryohin Keikaku Company
                              Limited ORD                               34,106
                   23,100  Wal-Mart Stores, Inc.                     1,739,719
                                                                 --------------
                                                                     5,312,354
                                                                 --------------
RETAIL (SPECIALTY)--0.5%
                    1,700  Action Performance Cos. Inc.(1)              61,997
                    4,000  CSK Auto Corp.(1)                           111,500
                    1,700  Guitar Center, Inc.(1)                       38,994
                   11,300  Home Depot, Inc.                            562,175
                    2,600  Starbucks Corp.(1)                          120,088
                    3,700  Tech Data Corp.(1)                          148,694
                   10,000  Toys 'R' Us, Inc.(1)                        197,500
                    3,500  Tractor Supply Co.(1)                        90,344
                    2,800  Wilmar Industries, Inc.(1)                   49,613
                    2,800  Zale Corp.(1)                                80,150
                                                                 --------------
                                                                     1,461,055
                                                                 --------------
STEEL(3)
                      600  Bethlehem Steel Corporation(1)                4,950
                      400  Nucor Corp.                                  16,800
                                                                 --------------
                                                                        21,750
                                                                 --------------
TEXTILES & APPAREL--0.3%
                    4,300  Dexter Corp. (The)                          137,869
                   13,600  Fruit of the Loom, Inc.(1)                  200,600
                    2,500  Polymer Group, Inc.(1)                       26,563
                    1,600  Quiksilver, Inc.(1)                          38,800
                    3,500  Tarrant Apparel Group(1)                    114,406
                    1,000  Tommy Hilfiger Corp.(1)                      60,500
                    3,100  VF Corp.                                    152,094
                    4,500  WS Atkins plc ORD                            39,064
                                                                 --------------
                                                                       769,896
                                                                 --------------
TOBACCO--0.4%
                   15,400  Imperial Tobacco Group plc ORD              165,708
                   14,700  Philip Morris Companies Inc.                822,281
                    6,300  UST Inc.                                    218,925
                                                                 --------------
                                                                     1,206,914
                                                                 --------------

See Notes to Financial Statements


                                                 www.americancentury.com      31


Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998

Shares                                                                  Value
--------------------------------------------------------------------------------
TRANSPORTATION--0.2%
                    4,900  Allied Holdings, Inc.(1)                 $   74,725
                    2,200  Atlas Air, Inc.(1)                          101,750
                    1,600  Avis Rent A Car, Inc.(1)                     33,700
                    6,300  Go-Ahead Group PLC (The) ORD                 70,701
                    4,011  Internatio-Muller NV ORD                     91,968
                   44,800  Stagecoach Holdings plc ORD                 167,834
                                                                 --------------
                                                                       540,678
                                                                 --------------
UTILITIES--2.4%
                   14,500  AGL Resources Inc.                          312,656
                   15,300  Ameren Corp.                                630,169
                    3,600  Baltimore Gas & Electric Co.                110,475
                    1,900  Berliner Kraft-und
                              Licht-Aktiengesellschaft ORD             105,197
                   50,000  Centrais Eletricas de Santa
                              Catarina S.A. ORD                         31,627
                    3,700  Central & South West Corp.                  101,750
                   79,600  Cogeneration Public Co., Ltd.
                              (The) ORD(1)                              61,654
                    2,800  Columbia Energy Group                       158,900
                  898,000  Companhia de Saneamento
                              Basico do Estado de Sao Paulo
                              ORD                                       98,657
                    3,600  Duke Energy Corp.                           225,225
                    9,900  Florida Progress Corp.                      423,225
                    6,800  FPL Group, Inc.                             416,500
                    4,600  Houston Industries Inc.                     145,475
                    2,700  IPALCO Enterprises, Inc.                    135,338
                    2,600  KN Energy, Inc.                             113,750
                    8,100  LG&E Energy Corp.                           226,800
                   12,800  Minnesota Power & Light Co.                 535,200
                    2,700  National Fuel Gas Co.                       124,031
                    2,600  New Century Energies, Inc.                  124,963
                   43,300  PacifiCorp                                  811,875
                    7,600  Potomac Electric Power Co.                  198,075
                    7,200  PP&L Resources, Inc.                        196,650
                    5,100  Public Service Co. of New Mexico             99,131
                   14,400  Sempra Energy                               360,900
                   10,700  Southern Co.                                315,650
                    4,400  Texas Utilities Co.                         196,075
                    3,500  UGI Corp.                                    85,313
                      600  Vestas Wind Systems A/S ORD(1)               28,900
                    6,200  Wisconsin Energy Corp.                      191,813
                                                                 --------------
                                                                     6,565,974
                                                                 --------------
TOTAL COMMON STOCKS                                                160,551,023
                                                                 --------------
   (Cost $140,760,756)

Shares/Principal Amount                                                 Value
--------------------------------------------------------------------------------
PREFERRED STOCKS--0.5%
COMMUNICATIONS SERVICES--0.1%
                4,200,000  Embratel Participacoes
                              S.A. ORD                              $   68,165
                8,900,000  Tele Sudeste Celular
                              Participacoes S.A. ORD                    48,148
                3,800,000  Telesp Participacoes S.A. ORD               106,583
                                                                 --------------
                                                                       222,896
                                                                 --------------
CONSUMER PRODUCTS(3)
                      100  Wella Aktiengesellschaft ORD                 88,540
                                                                 --------------
ENERGY (PRODUCTION & MARKETING)(3)
                  290,000  Petroleo Brasileiro S.A. ORD                 41,273
                                                                 --------------
FINANCIAL SERVICES--0.2%
                      948  Marschollek, Lautenschlaeger und
                              Partner AG ORD                           570,764
                                                                 --------------
MACHINERY & EQUIPMENT(3)
                    1,058  Krones AG ORD                                34,035
                                                                 --------------
RETAIL (SPECIALTY)--0.1%
                    3,100  Fielmann AG ORD                             139,982
                                                                 --------------
TEXTILES & APPAREL(3)
                      132  Jil Sander AG ORD                            47,606
                                                                 --------------
UTILITIES--0.1%
                3,025,000  Centrais Electricas Brasileiras
                              S.A. Cl B ORD                             85,601
                1,830,000  Companhia Paranaense de
                              Energia-Copel ORD                         17,592
                                                                 --------------
                                                                       103,193
                                                                 --------------
TOTAL PREFERRED STOCKS                                               1,248,289
                                                                 --------------
   (Cost $707,018)

U.S. TREASURY SECURITIES--5.0%
               $1,300,000  U.S. Treasury Notes, 7.75%,
                              11/30/99                               1,338,571
                3,425,000  U.S. Treasury Notes, 6.625%,
                              7/31/01                                3,595,976
                1,625,000  U.S. Treasury Notes, 5.75%,
                              8/15/03                                1,698,954
                1,200,000  U.S. Treasury Notes, 6.625%,
                              5/15/07                                1,348,044
                1,200,000  U.S. Treasury Bonds, 8.75%,
                              5/15/17                                1,685,388
                3,600,000  U.S. Treasury Bonds, 6.125%,
                              11/15/27                               4,066,092
                                                                 --------------
TOTAL U.S. TREASURY SECURITIES                                      13,733,025
                                                                 --------------
   (Cost $13,297,166)

                                              See Notes to Financial Statements


32      1-800-345-2021


Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998

Principal Amount                                                        Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES--1.8%
               $1,000,000  FFCB MTN, 6.15%, 12/29/00              $  1,000,830
                  500,000  FNMA, 5.25%, 1/15/03                        504,945
                3,300,000  FNMA MTN, 6.23%, 7/21/08                  3,375,504
                                                                 --------------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES                                                    4,881,279
                                                                 --------------
   (Cost $4,798,310)

SOVEREIGN GOVERNMENTS & AGENCIES--6.5%
$                200,000  British Columbia Province of,
                              5.375%, 10/29/08                         199,610
DEM            1,700,000  Deutschland Republic,
                              4.75%, 7/4/98                            991,412
DEM            8,400,000  Deutschland Republic,
                              6.00%, 9/15/03                         5,487,779
FRF           20,000,000  France O.A.T., 6.50%,
                              10/25/06                               4,134,253
CAD            1,000,000  Government of Canada,
                              6.00%, 6/1/08                            700,437
JPY          300,000,000  Government of Japan,
                              2.90%, 12/20/05                        2,753,340
DKK            4,100,000  Kingdom of Denmark,
                              8.00%, 3/15/06                           782,441
GBP              400,000  U.K. Treasury Bonds, 7.50%,
                              12/7/06                                  779,625
GBP              900,000  U.K. Treasury Bonds, 9.00%,
                              8/6/12                                 2,112,118
                                                                 --------------
TOTAL SOVEREIGN GOVERNMENTS
& AGENCIES                                                          17,941,015
                                                               ----------------
   (Cost $17,620,555)

MORTGAGE-BACKED SECURITIES(4)--5.3%
                  253,321  FHLMC Pool #E68523, 6.50%,
                              12/1/12                                  257,825
                   68,207  FHLMC Pool #C00465, 8.00%,
                              6/1/26                                    70,718
                  274,280  FHLMC Pool #D72306, 8.00%,
                              6/1/26                                   284,375
                  113,267  FHLMC Pool #D72431, 8.00%,
                              6/1/26                                   117,436
                  231,829  FHLMC Pool #D72499, 8.00%,
                              7/1/26                                   240,361
                  832,349  FNMA Pool #373899, 6.50%,
                              3/1/12                                   845,711
                  167,770  FNMA Pool #125477, 6.50%,
                              4/1/12                                   170,463
                  738,896  FNMA Pool #369085, 6.50%,
                              4/1/12                                   750,758
                   48,294  FNMA Pool #377181, 6.50%,
                              4/1/12                                    49,069
                  660,288  FNMA Pool #377379, 6.50%,
                              4/1/12                                   670,888

Principal Amount                                                        Value
--------------------------------------------------------------------------------
               $  189,487  FNMA Pool #341078, 7.00%,
                              5/1/26                                $  193,727
                  318,959  FNMA Pool #250576, 7.00%,
                              6/1/26                                   326,097
                  708,355  FNMA Pool #373510, 7.50%,
                              3/1/27                                   728,962
                  433,542  GNMA Pool #397233, 9.50%,
                              2/20/25                                  465,659
                  193,891  GNMA Pool #392995, 8.75%,
                              3/15/25                                  206,633
                  164,704  GNMA Pool #001991, 9.00%,
                              4/20/25                                  174,892
                  232,303  GNMA Pool #416856, 7.50%,
                              10/15/25                                 240,303
                  135,752  GNMA Pool #421254, 7.50%,
                              11/15/25                                 140,427
                   28,033  GNMA Pool #373704, 6.00%,
                              4/15/26                                   27,831
                   29,387  GNMA Pool #421388, 6.00%,
                              4/15/26                                   29,175
                  256,191  GNMA Pool #416761, 7.50%,
                              6/15/26                                  264,987
                  825,959  GNMA Pool #456569, 7.50%,
                              11/15/27                                 854,564
                  956,484  GNMA Pool #457351, 7.00%,
                              12/15/27                                 980,358
                1,242,081  GNMA Pool #449491, 7.50%,
                              12/15/27                               1,285,098
                  481,512  GNMA Pool #461623, 6.50%,
                              1/15/28                                  487,054
                  641,471  GNMA Pool #450628, 6.50%,
                              3/15/28                                  648,853
                1,482,679  GNMA Pool #466804, 6.50%,
                              4/15/28                                1,499,743
                  459,721  GNMA Pool #454559, 6.00%,
                              5/15/28                                  456,248
                  424,612  GNMA Pool #474782, 6.00%,
                              5/15/28                                  421,405
                  389,506  GNMA Pool #403868, 6.50%,
                              5/15/28                                  393,989
                   60,917  GNMA Pool #403912, 6.50%,
                              5/15/28                                   61,618
                   62,249  GNMA Pool #465798, 6.50%,
                              5/15/28                                   62,965
                  488,169  GNMA Pool #475802, 6.00%,
                              7/15/28                                  484,481
                  500,152  GNMA Pool #438917, 6.00%,
                              8/15/28                                  496,374
                                                                 --------------
TOTAL MORTGAGE-BACKED SECURITIES                                    14,389,047
                                                                 --------------
   (Cost $14,097,286)

See Notes to Financial Statements


                                                 www.americancentury.com      33


Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998

Principal Amount                                                        Value
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES(4)--2.0%
               $1,200,000  AMRESCO, INC., Series 1998-2,
                              Class A4 SEQ, 6.45%, 4/25/27        $  1,214,130
                1,171,117  First Union-Lehman Brothers
                              Commercial Mortgage,
                              Series 1998 C2, Class A1 SEQ,
                              6.28%, 6/18/07                         1,200,283
                  400,000  Money Store (The) Home Equity
                              Trust, Series 1995 C,
                              Class A9 SEQ, 6.375%,
                              9/15/11                                  401,410
                  500,000  Money Store (The) Home Equity
                              Trust, Series 1997 C,
                              Class AF4 SEQ, 6.37%,
                              8/15/17                                  504,043
                  300,000  Money Store (The) Home Equity
                              Trust, Series 1997 C,
                              Class AF6 SEQ, 6.67%,
                              2/15/25                                  306,599
                  582,482  Morgan Stanley Capital I,
                              Series 1998 WF1, Class A1
                              SEQ, 6.25%, 7/15/07                      596,441
                  400,000  Nationslink Funding Corp.,
                              Series 1998-2, Cl A1 SEQ,
                              6.00%, 11/20/07                          404,830
                  161,682  Textron Financial Corp.
                              Receivables Trust,
                              Series 1997 A, Class A, 6.05%,
                              3/16/09 (Acquired 9/18/97,
                              Cost $161,467)(2)                        162,353
                  300,000  United Companies Financial Corp.,
                              Home Equity Loan,
                              Series 1997 C, Class A7,
                              6.85%, 1/15/29                           309,203
                  400,000  United Companies Financial Corp.,
                              Home Equity Loan,
                              Series 1998 B, Class A4 SEQ,
                              6.22%, 11/15/20                          402,058
                                                                 --------------
TOTAL ASSET-BACKED SECURITIES                                        5,501,350
                                                                 --------------
   (Cost $5,422,561)

CORPORATE BONDS--10.5%
AEROSPACE & DEFENSE--0.2%
                  400,000  Lockheed Martin Corp., 6.85%,
                              5/15/01                                  413,776
                  200,000  Lockheed Martin Corp., 7.25%,
                              5/15/06                                  216,330
                                                                 --------------
                                                                       630,106
                                                                 --------------
AUTOMOBILES & AUTO PARTS--0.1%
                  250,000  Stanadyne Automotive Corp.,
                              Series B, 10.25%, 12/15/07
                              (Acquired 7/22/98, Cost
                              $258,125)(2)                             255,000
                                                                 --------------

Principal Amount                                                        Value
--------------------------------------------------------------------------------
BANKING--1.9%
               $2,000,000  American Express Centurion Bank,
                              VRN, 5.22%, 12/18/98, resets
                              monthly off the 1-month LIBOR
                              minus 0.055% with no caps            $ 2,000,000
                  500,000  Bay View Capital Corp., 9.125%,
                              8/15/02                                  466,250
                  400,000  Citigroup Inc., 7.125%, 5/15/06             429,676
                  650,000  First Bank System Inc., 7.625%,
                              5/1/05                                   715,267
                1,000,000  KeyBank N.A., VRN, 5.01%,
                              12/1/98, resets daily off the
                              Federal Funds rate plus 0.03%
                              with no caps                             999,400
                  500,000  NationsBank Corporation, 6.125%,
                              7/15/04                                  518,550
                                                                 --------------
                                                                     5,129,143
                                                                 --------------
BROADCASTING & MEDIA--0.1%
                  250,000  Fox Family Worldwide Inc., 9.25%,
                              11/1/07                                  252,500
                                                                 --------------
COMMUNICATIONS SERVICES--1.3%
                  250,000  360 Communications Co.,
                              7.125%, 3/1/03                           266,720
                1,000,000  Cable & Wireless Communications,
                              6.625%, 3/6/05                         1,004,680
                  300,000  Cincinnati Bell Inc., 6.30%,
                              12/1/28                                  305,298
                  400,000  GTE Corp., 7.51%, 4/1/09                    455,884
                  300,000  MCI WorldCom, Inc., 6.40%,
                              8/15/05                                  312,036
                  400,000  MCI WorldCom, Inc., 7.55%,
                              4/1/04                                   434,500
                  250,000  Orange plc, 8.00%, 8/1/08                   255,000
                  250,000  Qwest Communications
                              International Inc., 7.50%,
                              11/1/08 (Acquired 10/28/98,
                              Cost $248,310)(2)                        255,000
                  250,000  Qwest Communications
                              International Inc., Series B,
                              7.44%, 2/1/08 (Acquired
                              7/9/98, Cost $183,438)(2)(5)             188,750
                  100,000  Tele-Communications Inc., 8.25%,
                              1/15/03                                  110,192
                                                                 --------------
                                                                     3,588,060
                                                                 --------------
COMPUTER SOFTWARE & SERVICES--0.1%
                  250,000  Unisys Corp., 12.00%, 4/15/03               281,250
                                                                 --------------
ELECTRICAL & ELECTRONIC
COMPONENTS--0.2%
                  250,000  DII Group, Inc., 8.50%, 9/15/07
                              (Acquired 9/17/97, Cost
                              $250,000)(2)                             245,625
                  250,000  Trench Electric & Trench Inc.,
                              10.25%, 12/15/07                         230,000
                                                                 --------------
                                                                       475,625
                                                                 --------------

                                              See Notes to Financial Statements


34      1-800-345-2021


Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998

Principal Amount                                                        Value
--------------------------------------------------------------------------------
ENERGY (PRODUCTION &  MARKETING)--1.0%
                $ 250,000  Belco Oil & Gas Corp., 8.875%,
                              9/15/07                               $  232,500
                  400,000  Enron Corp., 6.625%, 11/15/05               414,480
                  500,000  Ocean Energy, Inc., 9.75%,
                              10/1/06                                  533,750
                  750,000  Oryx Energy Co., 8.375%,
                              7/15/04                                  818,145
                  500,000  Stone Energy Corp., 8.75%,
                              9/15/07 (Acquired 9/16/97,
                              Cost $496,415)(2)                        505,000
                  200,000  Triton Energy Ltd., 8.75%,
                              4/15/02                                  198,750
                                                                 --------------
                                                                     2,702,625
                                                                 --------------
ENERGY (SERVICES)--0.3%
                  500,000  Cliffs Drilling Company, 10.25%,
                              5/15/03                                  530,000
                  250,000  Petroleum Geo-Services ASA,
                              6.625%, 3/30/08                          249,025
                                                                 --------------
                                                                       779,025
                                                                 --------------
FINANCIAL SERVICES--1.9%
                  250,000  AMRESCO, INC., Series 1998 A,
                              9.875%, 3/15/05                          185,625
                  400,000  Comdisco, Inc., 7.75%, 9/1/99               406,748
                  500,000  Comdisco, Inc., 6.50%, 4/30/99              501,590
                  400,000  Ford Motor Credit Co., 6.125%,
                              1/9/06                                   407,916
                  600,000  Ford Motor Credit Co., 6.55%,
                              9/10/02                                  621,120
                1,750,000  General Motors Acceptance Corp.,
                              7.75%, 1/15/99                         1,754,568
                  250,000  Intertek Finance PLC, Series B,
                              10.25%, 11/1/06                          250,625
                  500,000  Lehman Brothers Holdings Inc.,
                              MTN, Series 1998 E, 6.00%,
                              2/26/01                                  497,275
                  500,000  Metris Companies Inc., 10.00%,
                              11/1/04                                  495,000
                                                                 --------------
                                                                     5,120,467
                                                                 --------------
HEALTHCARE--0.1%
                  400,000  Aetna Services, Inc., 6.75%,
                              8/15/01                                  411,236
                                                                 --------------
LEISURE--0.1%
                  100,000  Paramount Communications, Inc.,
                              7.50%, 1/15/02                           104,572
                  100,000  Time Warner Inc., 8.11%,
                              8/15/06                                  113,638
                                                                 --------------
                                                                       218,210
                                                                 --------------
MACHINERY & EQUIPMENT--0.2%
                  500,000  United Rentals, Inc., 9.50%,
                              6/1/08                                   515,625
                                                                 --------------

Principal Amount                                                        Value
--------------------------------------------------------------------------------
METALS & MINING--0.2%
               $  100,000  Alcan Aluminium Ltd., 5.875%,
                              4/1/00                                $  100,962
                  300,000  Barrick Gold Corp., 7.50%,
                              5/1/07                                   323,610
                  250,000  Kaiser Aluminum & Chemical,
                              12.75%, 2/1/98                           250,000
                                                                 --------------
                                                                       674,572
                                                                 --------------
OFFICE EQUIPMENT & SUPPLIES--0.3%
                  250,000  Fisher Scientific International
                              Inc., 7.125%, 12/15/05                   230,313
                  250,000  Fisher Scientific International
                              Inc., 9.00%, 2/1/08                      251,875
                  350,000  Xerox Capital Trust, 8.00%,
                              2/1/27 (Acquired 7/17/97,
                              Cost $364,084)(2)                        389,480
                                                                 --------------
                                                                       871,668
                                                                 --------------
PAPER & FOREST PRODUCTS(3)
                  150,000  Domtar, Inc. 8.75%, 8/1/06                  149,063
                                                                 --------------
RAILROAD--0.2%
                  450,000  Norfolk Southern Corp., 7.90%,
                              5/15/97                                  519,615
                                                                 --------------
REAL ESTATE--0.3%
                  400,000  Simon DeBartolo Group Inc.,
                              6.625%, 6/15/03 (Acquired
                              6/17/98, Cost $399,072)(2)               395,004
                  300,000  Spieker Properties, Inc., 6.80%,
                              12/15/01                                 303,333
                                                                 --------------
                                                                       698,337
                                                                 --------------
RESTAURANTS--0.2%
                  500,000  Apple South Inc., 9.75%, 6/1/06             465,625
                                                                 --------------
RETAIL (APPAREL)--0.2%
                  500,000  Saks Holdings, Inc., 7.25%,
                              12/1/04                                  502,400
                                                                 --------------
RETAIL (GENERAL MERCHANDISE)--0.5%
                  150,000  Federated Department Stores,
                              8.50%, 6/15/03                           165,311
                1,300,000  Sears Roebuck Acceptance Corp.,
                              6.00%, 3/20/03                         1,334,437
                                                                 --------------
                                                                     1,499,748
                                                                 --------------
STEEL--0.1%
                  250,000  Armco Inc., 9.00%, 9/15/07
                              (Acquired 9/9/97, Cost
                              $248,700)(2)                             263,125
                                                                 --------------
TOBACCO--0.2%
                  450,000  Philip Morris Companies Inc.,
                              6.80%, 12/1/03                           473,841
                                                                 --------------

See Notes to Financial Statements


                                                 www.americancentury.com      35


Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998

Principal Amount                                                        Value
--------------------------------------------------------------------------------
TRANSPORTATION--0.2%
               $  250,000  Atlas Air, Inc., 10.75%, 8/1/05          $  263,125
                  250,000  Kitty Hawk, Inc., 9.95%,
                              11/15/04                                 245,000
                                                                 --------------
                                                                       508,125
                                                                 --------------
UTILITIES--0.6%
                  500,000  Avon Energy Partners Holdings,
                              7.05%, 12/11/07 (Acquired
                              1/20/98, Cost $51]9,810)(2)              524,450
                  200,000  CalEnergy Co. Inc., 7.63%,
                              10/15/07                                 210,486
                  500,000  Georgia Power Co., 5.50%,
                              12/1/05                                  502,010
                  400,000  PG&E Corp., 6.25%, 3/1/04                   413,832
                                                                 --------------
                                                                     1,650,778
                                                                 --------------
TOTAL CORPORATE BONDS                                               28,635,769
                                                                 --------------
   (Cost $28,270,538)

COMMERCIAL PAPER(6)--6.0%
BANKING--0.7%
                2,000,000  IMI Funding Corp. (USA), 5.51%,
                              2/5/99                                 1,981,130
                                                                 --------------
CREDIT CARD & TRADE RECEIVABLES--1.5%
                2,000,000  Charta Corp., 5.50%, 1/12/99
                              (Acquired 11/5/98, Cost
                              $1,979,222)(2)                         1,987,864
                2,000,000  Dakota Certificates (Citibank),
                              5.35%, 2/19/99 (Acquired
                              11/16/98, Cost $1,971,764)(2)          1,977,296
                                                                 --------------
                                                                     3,965,160
                                                                 --------------
EDUCATION--1.3%
                1,500,000  Leland Stanford University, 4.95%,
                              4/8/99                                 1,473,188
                2,000,000  Yale University, 5.05%, 2/16/99           1,978,114
                                                                 --------------
                                                                     3,451,302
                                                                 --------------
FINANCIAL SERVICES--1.8%
                1,700,000  Chrysler Financial Corp., 5.18%,
                              1/8/99                                 1,690,645
                1,500,000  Falcon Asset Securities Corp.,
                              5.29%, 12/4/98 (Acquired
                              10/7/98, Cost $1,487,216)(2)           1,499,226
                1,771,000  Receivables Capital Corp., 5.40%,
                              1/19/99 (Acquired 11/23/98,
                              Cost $1,755,858)(2)                    1,758,504
                                                                 --------------
                                                                     4,948,375
                                                                 --------------

Principal Amount                                                        Value
--------------------------------------------------------------------------------
INDUSTRIAL--0.7%
               $2,000,000  Siebe plc, 5.15%, 2/17/99
                              (Acquired 10/14/98, Cost
                              $1,963,950)(2)                      $  1,977,840
                                                                 --------------
TOTAL COMMERCIAL PAPER                                              16,323,807
                                                                 --------------
   (Cost $16,320,893)

CERTIFICATES OF DEPOSIT--0.7%
                2,000,000  National Westminster Bank PLC,
                              5.65%, 3/3/99                          2,001,732
                                                                 --------------
   (Cost $1,999,042)

BANK NOTES--0.9%
                1,500,000  General Motors Acceptance Corp.
                              MTN, 7.375%, 4/15/99                   1,510,635
                1,000,000  Morgan Stanley Dean Witter,
                              Discovery & Co., 5.625%,
                              3/1/99                                 1,000,380
                                                                 --------------
TOTAL BANK NOTES                                                     2,511,015
                                                                 --------------
   (Cost $2,509,329)

TEMPORARY CASH INVESTMENTS--2.2%
   Repurchase Agreement, State Street Boston
    Corp., (U.S. Treasury obligations), in a joint
    trading account at 5.18%, dated 11/30/98,
    due 12/1/98 (Delivery value  $6,100,878)                         6,100,000
                                                                 --------------
   (Cost $6,100,000)

TOTAL INVESTMENT SECURITIES--100%                                 $273,817,351
                                                                 ==============
   (Cost $251,903,454)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
           Contracts       Settlement                             Unrealized
            to Sell           Date                Value           Gain (Loss)
------------------------------------------------------------------------------
         459,324  CHF       12/30/98           $  330,256          $(2,920)
       1,788,909  DEM       12/30/98            1,057,625          (8,190)
       4,933,070  FRF       12/30/98              869,716          (5,940)
         608,660  GBP       12/30/98            1,003,420           4,789
     151,447,432  JPY       12/30/98            1,235,684          23,629
         755,888  NLG       12/30/98              396,489          (3,104)
                                              -----------        -----------
                                               $4,893,190          $8,264
                                              ===========        ===========
(Value on Settlement Date $4,901,454)

                                              See Notes to Financial Statements


36      1-800-345-2021


Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

CAD = Canadian Dollar

CHF = Swiss Franc

DEM = German Mark

DKK = Danish Krone

FFCB = Federal Farm Credit Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

FRF = French Franc

GBP = British Pound

GDR = Global Depositary Receipt

GNMA = Government National Mortgage Association

JPY = Japanese Yen

LIBOR = London Interbank Offered Rate

MTN = Medium Term Note

NLG = Netherlands Guilder

ORD = Foreign Ordinary Share

VRN  =  Variable  Rate  Note.  Interest  reset  date is  indicated  and  used in
     calculating  the  weighted  average  portfolio  maturity.   Rate  shown  is
     effective November 30, 1998.

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

(1) Non-income producing.

(2) Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at November 30, 1998, was $13,059,504, which represented 4.7% of net assets.

(3) Industry is less than 0.05% of total investment securities.

(4) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(5) Step-coupon security. Yield to maturity at purchase is indicated. These securities become interest bearing at a predetermined rate and future date and are purchased at a substantial discount from their value at maturity.

(6) The rates for commercial paper are the yield to maturity at purchase.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the share amount (stocks) or principal amount (bonds) of each investment

* the market value of each investment

* the percentage of investments in each industry, as applicable

* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


                                                 www.americancentury.com      37


Strategic Aggressive--Performance
--------------------------------------------------------------------------------
TOTAL RETURNS AS OF NOVEMBER 30, 1998

                            INVESTOR CLASS (INCEPTION 2/15/96)                          ADVISOR CLASS (INCEPTION 10/2/96)
                    STRATEGIC                   LEHMAN       THREE-MONTH     STRATEGIC                  LEHMAN      THREE-MONTH
                    ALLOCATION:                AGGREGATE        U.S.         ALLOCATION:               AGGREGATE        U.S.
                    AGGRESSIVE     S&P 500     BOND INDEX   TREASURY BILL    AGGRESSIVE     S&P 500    BOND INDEX   TREASURY BILL
-------------------------------------------------------------------------------------------------------------------------------
6 MONTHS(1)          -2.39%         7.50%        5.15%         1.97%          -2.69%         7.50%       5.15%         1.97%
1 YEAR                9.93%        23.66%        9.45%         4.56%           9.66%        23.66%       9.45%         4.56%
--------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
LIFE OF FUND         12.36%        25.37%       8.29%(2)      4.94%(2)        12.14%        29.01%       9.03%(3)      4.88%(3)

(1) Returns for periods less than one year are not annualized.

(2) Since 2/29/96, the date nearest the class's inception for which data are available.

(3) Since 10/31/96, the date nearest the class's inception for which data are available.

See pages 70-72 for more information about share classes, returns, and the comparative indices.

[mountain chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 11/30/98
S&P 500                 $18,812
Strategic Aggressive    $13,758
Lehman Aggregate        $12,448
3-Month T-Bill          $11,416
                                   Strategic          Lehman            3-Month
                  S&P 500          Aggressive        Aggregate           T-Bill
DATE               VALUE             VALUE             VALUE             VALUE
2/29/96*          $10,000           $10,000           $10,000           $10,000
3/31/96           $10,096           $10,101            $9,930           $10,041
4/30/96           $10,244           $10,423            $9,874           $10,082
5/31/96           $10,508           $10,544            $9,855           $10,125
6/30/96           $10,548           $10,524            $9,987           $10,167
7/31/96           $10,081           $10,081           $10,014           $10,211
8/31/96           $10,294           $10,323            $9,997           $10,254
9/30/96           $10,873           $10,767           $10,171           $10,297
10/31/96          $11,173           $10,848           $10,396           $10,339
11/30/96          $12,016           $11,150           $10,574           $10,382
12/31/96          $11,778           $11,069           $10,476           $10,425
1/31/97           $12,513           $11,353           $10,508           $10,469
2/28/97           $12,612           $11,191           $10,535           $10,513
3/31/97           $12,095           $10,805           $10,418           $10,558
4/30/97           $12,816           $11,008           $10,574           $10,603
5/31/97           $13,599           $11,658           $10,674           $10,648
6/30/97           $14,204           $12,063           $10,801           $10,691
7/31/97           $15,333           $12,774           $11,093           $10,736
8/31/97           $14,475           $12,408           $10,999           $10,783
9/30/97           $15,267           $13,078           $11,160           $10,827
10/31/97          $14,757           $12,571           $11,322           $10,871
11/30/97          $15,440           $12,693           $11,374           $10,919
12/31/97          $15,705           $12,866           $11,489           $10,966
1/31/98           $15,878           $12,908           $11,636           $11,012
2/28/98           $17,023           $13,698           $11,627           $11,058
3/31/98           $17,895           $14,295           $11,666           $11,105
4/30/98           $18,077           $14,444           $11,727           $11,150
5/31/98           $17,766           $14,295           $11,839           $11,197
6/30/98           $18,487           $14,615           $11,939           $11,243
7/31/98           $18,291           $14,466           $11,964           $11,289
8/31/98           $15,648           $12,696           $12,159           $11,335
9/30/98           $16,651           $12,994           $12,444           $11,378
10/31/98          $18,004           $13,420           $12,378           $11,416
11/30/98          $18,812           $13,758           $12,448           $11,416

$10,000 investment made 2/28/96

The chart at left shows the growth of a $10,000 investment over the life of the fund, while the chart below shows the fund's year-by-year performance. The S&P 500, Lehman Aggregate Bond, and Three-Month Treasury Bill indices are provided for comparison in each chart. Strategic Aggressive's returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the indices do not. These charts are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED NOVEMBER 30)
                                Strategic          Lehman         3-Month
                S&P 500         Aggressive        Aggregate        T-Bill
DATE            RETURN            RETURN           RETURN          RETURN
11/30/96*       20.18%            11.49%           5.75%           3.82%
11/30/97        28.56%            13.84%           7.55%           5.17%
11/30/98        23.66%             9.93%           9.45%           4.56%

* From 2/29/96 (the date nearest the class's inception for which index data are available).


38      1-800-345-2021


Strategic Aggressive--Q&A
--------------------------------------------------------------------------------

     An interview with Jeff Tyler and Brian Howell, portfolio managers on the Strategic Asset Allocation funds management team.

HOW DID STRATEGIC AGGRESSIVE PERFORM DURING THE YEAR ENDED NOVEMBER 30, 1998?

     For the fiscal year, Strategic Aggressive's Investor Class shares posted a total return of 9.93%, compared with the 10.92% return of the fund's benchmark.* (See the previous page for other fund performance comparisons.)

WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?

     Our U.S. stock holdings, especially among smaller-company stocks, were one reason for the underperformance. Although we made favorable asset allocation decisions, our security selection suffered in a market where a few stocks were rewarded and the rest were left behind.

     An emphasis on corporate bonds over Treasury bonds in the U.S. bond portion of the portfolio also hurt Strategic Aggressive's return relative to the benchmark. Treasurys were the best-performing bond sector by far.

HOW DID THE FUND'S ASSET MIX CHANGE DURING THE FISCAL YEAR?

     In the first half of the year, we maintained a fairly neutral asset mix. The only adjustments we made involved rebalancing when performance caused the mix to stray from our neutral position of 75% stocks, 20% bonds, and 5% cash.

     In June, however, we shifted to a more defensive stance designed to reduce the share-price volatility of the portfolio.

WHAT DOES "DEFENSIVE" MEAN FOR THE STRATEGIC AGGRESSIVE PORTFOLIO?

     With regard to the asset mix, it meant that we reduced our U.S. stock holdings and increased our cash position. But it also involved some other changes to the domestic stock portion of the portfolio. We sold some of the fund's small-company (known as small-cap) stocks, as well as a few value-oriented stocks (those we judged to be relatively inexpensive). This changed the focus of the U.S. equity portion toward large-cap growth stocks.

     We stayed with our defensive structure until October, when we began shifting money back into the stock market. The good news is that we were underweighted in stocks when the market took a dive in the third quarter; the bad news is that we waited a little too long to get back to a neutral position in stocks and didn't benefit fully from the rebound.

     Nonetheless, the defensive strategy proved to be profitable and helped lower the portfolio's share-price volatility.

DID YOU ALSO MAKE THE FUND'S BOND HOLDINGS MORE DEFENSIVE?

     Yes and no. In anticipation of a global economic slowdown, we made a somewhat aggressive move by extending duration in both our domestic and foreign bonds. (Duration measures a

* The fund's benchmark consists of 11 different market indices--four U.S. stock indices, two foreign stock indices, two U.S. bond indices, two foreign bond indices, and one money market index--that are weighted to match the fund's neutral asset mix.

[right margin]

"IN JUNE, WE SHIFTED TO A MORE DEFENSIVE STANCE DESIGNED TO REDUCE THE SHARE-PRICE VOLATILITY OF THE PORTFOLIO."

[pie chart - data below]

ASSET ALLOCATION
(AS OF NOVEMBER 30, 1998)

PERCENT OF FUND INVESTMENTS
U.S. Stocks        57%
U.S. Bonds         14%
Money Market
   Securities       6%
Foreign Stocks     18%
Foreign Bonds       5%

See page 71 for the fund's neutral asset mix.

Investment terms are defined in the Glossary on page 72.


                                                 www.americancentury.com      39


Strategic Aggressive--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

bond portfolio's sensitivity to changes in interest rates. The longer the portfolio's duration, the more price volatility you get when interest rates change.)

     As interest rates fell around the globe, our longer duration helped the fund earn more price gains on its bond holdings. This was especially true for U.S. Treasury bonds, whose yields reached record lows during the year.

     But we also shifted to a more defensive position in corporate bonds, which make up more than 40% of the fund's U.S. bond holdings. We avoided the bonds of companies that had direct exposure to the most turbulent emerging markets. We also reduced our holdings in industries that are sensitive to slower economic growth, such as financial services.

     Instead, we bought the bonds of companies that do most of their business domestically and are in industries that are less affected by economic downturns. Examples include companies in the telecommunications, cable television, and utilities industries.

IN THE PORTFOLIO'S FOREIGN SECURITIES, YOU INCREASED YOUR EXPOSURE TO ASIA. ARE YOU SEEING SOME OPPORTUNITIES THERE?

     Southeast Asia still has a long way to go to solve its financial problems, and the region's recovery will depend in large part on whether Japan can jump-start its economy. That said, when Asia does bounce back, we expect it to happen quickly and dramatically, and we want to have some exposure to the region when it happens.

     As a result, we've been selectively adding Asian stocks to the portfolio recently. Overall, though, we continued to focus our foreign stock and bond holdings in Europe because that's where we think the best opportunities are.

LOOKING AHEAD, WHAT ARE YOUR PLANS FOR STRATEGIC AGGRESSIVE'S ASSET ALLOCATION STRUCTURE?

     We plan to maintain our current neutral asset mix of 75% stocks, 20% bonds, and 5% cash. We'll also stay somewhat defensive in our positioning within each asset class because we're expecting fairly modest returns for both stocks and bonds in the coming year.

     Right now, we think stocks have better return potential than bonds, but not enough to make any significant changes within the portfolio.

WHY DO YOU FAVOR STOCKS?

     We don't want to overstate our enthusiasm for stocks--the major market indices are at record highs, and we expect earnings growth to be slower going forward. However, economic conditions remain reasonably favorable for stocks, and investor demand for equities is still strong. We think this will be enough for stocks to produce moderately positive results in 1999.

[left margin]

FUND'S U.S. STOCKS (AS OF NOVEMBER 30, 1998)
  NUMBER OF COMPANIES       376
  DIVIDEND YIELD            1.29%
  PRICE/EARNINGS RATIO      35.6
                                         % OF FUND'S         % OF
                                         U.S. STOCKS         FUND
TOP 5 U.S. STOCKS
  MICROSOFT CORP.                            2.0%            1.2%
  SCHERING-PLOUGH CORP.                      1.6%            0.9%
  GENERAL ELECTRIC CO. (U.S.)                1.5%            0.8%
  INTEL CORP.                                1.4%            0.8%
  PFIZER, INC.                               1.4%            0.8%


FUND'S FOREIGN STOCKS (AS OF NOVEMBER 30, 1998)
  NUMBER OF COMPANIES       287
  DIVIDEND YIELD            1.29%
                                          % OF FUND'S        % OF
                           COUNTRY      FOREIGN STOCKS       FUND
TOP 5 FOREIGN STOCKS
  MANNESMANN AG            GERMANY           1.7%            0.3%
  NOVARTIS AG            SWITZERLAND         1.5%            0.3%
  VIVENDI                  FRANCE            1.3%            0.2%
  PINAULT-PRINTEMPS-
    REDOUTE SA             FRANCE            1.2%            0.2%
  JULIUS BAER HOLDING
    AG                   SWITZERLAND         1.2%            0.2%

[pie chart - data below]

PERCENT OF FUND'S FOREIGN STOCKS
Europe              80%
Asia/Pacific        14%
Americas
  (excluding U.S.)   6%


40      1-800-345-2021


Strategic Aggressive--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Small-cap stocks appear to be extremely undervalued compared with the rest of the market. Historically, investors have been willing to pay a higher price for small-cap stocks, relative to their earnings, than they have for the stocks of larger companies.

     For example, the price/earnings ratio of the Russell 2000 (an index of small-cap stocks) has typically been 1.5 times that of the S&P 500 (a large-cap stock index). Currently, though, the price/ earnings ratio of the Russell 2000 is lower than that of the S&P 500.

     We'd like to overweight small-cap stocks in the Strategic Aggressive portfolio, but we're not ready to pull the trigger yet. Large-cap stocks are still riding a wave of momentum, and we believe that earnings growth needs to begin expanding again before small-caps can outperform.

WHAT ABOUT THE OUTLOOK FOR BONDS?

     We'll likely remain cautious in this part of the portfolio because we think interest rates will be higher a year from now. The Federal Reserve successfully stabilized the global financial markets with its three interest rate cuts in late 1998, but now we expect the Fed to take a "wait and see" approach to interest rate policy. In fact, we wouldn't be surprised if the Fed is done cutting interest rates for a while.

     In addition, flight-to-quality demand for U.S. Treasury bonds waned in late 1998. As a result, we could see the yield difference between Treasurys and corporate bonds narrow. If that happens, we'll likely shift to a more defensive position by selling some of our corporate bonds and buying government bonds.

HOW WILL YOU POSITION THE FUND'S FOREIGN HOLDINGS?

     We favor stocks over bonds in overseas markets as well, so much so that we're overweighted in foreign stocks and underweighted in foreign bonds. We still really like the investment opportunities in Europe, especially in stocks.

WILL EUROPEAN ECONOMIC AND MONETARY UNION (EMU) HAVE A SIGNIFICANT EFFECT ON YOUR MANAGEMENT OF THE FUND'S FOREIGN HOLDINGS?

     Not really. The changes were widely anticipated, and the implementation of EMU has gone smoothly so far. We've been looking at the "Euro 11" countries as a single bond market since their yields converged about a year ago. The stock markets have retained some of their individual characteristics, but the perceived risk in each country's market is much more equal than it has been historically.

     Certainly, though, EMU will create winners and losers among European stocks. Companies that are more efficient, flexible, and aggressive will take the most advantage of the open economic environment, while slow-moving, inefficient companies that have relied on regional barriers to competition will struggle. This definitely creates opportunities for us as investors.

[right margin]

"WE THINK STOCKS HAVE BETTER RETURN POTENTIAL THAN BONDS, BUT NOT ENOUGH TO MAKE ANY SIGNIFICANT CHANGES WITHIN THE PORTFOLIO."

FUND'S U.S. BONDS (AS OF NOVEMBER 30, 1998)
  NUMBER OF SECURITIES         72
  WEIGHTED AVERAGE MATURITY    7.6 YEARS
  AVERAGE DURATION             4.8 YEARS

[pie chart - data below]

PERCENT OF FUND'S U.S. BONDS
  Corporate              45%
  Mortgage-Backed        16%
  U.S. Treasury          14%
  Other                  11%
  Asset-Backed            7%
  U.S. Govt. Agency       7%


FUND'S FOREIGN BONDS (AS OF NOVEMBER 30, 1998)
  NUMBER OF SECURITIES         10
  WEIGHTED AVERAGE MATURITY    8.8 YEARS
  AVERAGE DURATION             6.6 YEARS

[pie chart - data below]

PERCENT OF FUND'S FOREIGN BONDS
  Europe                81%
  Asia/Pacific          15%
  Americas
    (excluding U.S.)     4%


                                                 www.americancentury.com      41


Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
NOVEMBER 30, 1998

Shares                                                                  Value
--------------------------------------------------------------------------------
COMMON STOCKS--74.5%
AEROSPACE & DEFENSE--2.1%
                     600   Alliant Techsystems Inc.(1)              $   45,713
                   1,800   Aviation Sales Co.(1)                        66,600
                   4,500   BE Aerospace, Inc.(1)                       106,734
                   6,400   Boeing Co.                                  260,000
                  11,400   Bombardier Inc. Cl B ORD                    148,405
                  12,215   British Aerospace PLC ORD                   105,029
                     800   Cie des Signaux SA ORD                       63,642
                   3,200   Cobham PLC ORD                               44,890
                   4,600   Cordant Technologies Inc.                   184,863
                   1,900   EG&G, Inc.                                   53,081
                   1,500   General Dynamics Corp.                       87,094
                   3,500   Goodrich (B.F.) Company (The)               132,781
                   1,300   Gulfstream Aerospace Corp.(1)                66,788
                   2,700   Litton Industries, Inc.(1)                  165,206
                   2,100   Lockheed Martin Corp.                       217,875
                   1,600   Newport News Shipbuilding Inc.               45,000
                   4,000   Nichols Research Corp.(1)                    85,000
                   1,300   Northrop Grumman Corp.                      105,625
                   2,600   Raytheon Co. Cl A                           142,188
                   3,800   Raytheon Co. Cl B                           210,425
                   1,400   Triumph Group, Inc.(1)                       47,075
                   8,400   United Technologies Corp.                   900,375
                                                                 --------------
                                                                     3,284,389
                                                                 --------------
AIRLINES--0.1%
                   1,100   AMR Corp.(1)                                 72,531
                     400   Delta Air Lines Inc.                         21,475
                   3,200   Midway Airlines Corp.(1)                     41,400
                     200   US Airways Group Inc.(1)                     10,400
                                                                 --------------
                                                                       145,806
                                                                 --------------
AUTOMOBILES & AUTO PARTS--1.9%
                   1,300   Arvin Industries, Inc.                       54,600
                   4,300   Coachmen Industries, Inc.                    96,750
                  21,700   Cooper Tire and Rubber Company              424,506
                   2,431   DaimlerChrysler AG(1)                       222,892
                   1,650   DaimlerChrysler AG ORD                      155,149
                   2,900   Dura Automotive Systems, Inc.(1)             83,919
                   4,100   Fleetwood Enterprises, Inc.                 138,119
                  13,300   Ford Motor Co.                              734,825
                  10,000   Fuji Heavy Industries Ltd. ORD               49,941
                   1,000   Honda Motor Co., Ltd. ORD                    35,893
                   9,400   Kwik-Fit Holdings plc ORD                    83,927
                      50   Porsche AG ORD                              111,265
                  13,900   Superior Industries
                               International, Inc.                     361,400
                   4,100   Tower Automotive, Inc.(1)                    93,275
                   3,288   Volkswagen AG ORD                           267,830
                                                                 --------------
                                                                     2,914,291
                                                                 --------------

Shares                                                                  Value
--------------------------------------------------------------------------------
BANKING--6.0%
                  40,500   Anglo Irish Bank Corp. plc ORD           $  102,932
                  20,000   Australia & New Zealand Banking
                              Group Ltd. ORD                           131,890
                   5,088   Banc One Corp.                              261,078
                  55,600   Banca di Roma ORD(1)                         96,256
                  22,600   Banca Nazionale del
                              Lavoro ORD(1)                             63,571
                   5,060   Banca Popolare Commercio
                              e Industria ORD                          104,185
                   3,677   Banca Popolare di Brescia ORD                85,461
                   1,972   Banco Espirito Santo e Comercial
                              de Lisboa, SA ORD                         61,185
                   6,071   Banco Mello, S.A. ORD                        73,361
                   2,800   Bank of Boston Corp.                        116,550
                   7,000   Bank of Tokyo-Mitsubishi, Ltd.
                              (The) ORD                                 76,170
                   1,620   Bank Rozwoju Eksportu S.A. ORD               36,734
                      40   Bank Sarasin & Cie Cl B ORD                  73,671
                  18,581   BankAmerica Corp.                         1,211,272
                   8,300   Chase Manhattan Corp.                       526,531
                   9,100   Citigroup Inc.                              456,706
                   6,600   Argenteria SA ORD                           153,818
                  11,000   Dai-Ichi Kangyo Bank Ltd. ORD                73,247
                   2,800   Deutsche Pfandbrief-und
                              Hypothekenbank AG ORD                    231,384
                   4,600   Fifth Third Bancorp                         305,756
                   8,200   First Union Corp.                           498,150
                   9,800   First Virginia Banks, Inc.                  439,775
                   7,200   Housing & Commercial Bank,
                              Korea ORD                                 49,175
                   4,600   Mellon Bank Corp.                           289,513
                  15,050   Mercantile Bancorporation Inc.              663,141
                   4,000   Metropolitan Bank & Trust Co.
                              ORD                                       28,173
                     321   National Bank of Greece S.A.
                              ORD                                       57,453
                   2,100   Northern Trust Corp.                        169,706
                   2,000   Old Kent Financial Corp.                     85,938
                   1,100   Piraeus Bank S.A. ORD                        52,437
                   5,600   PNC Bank Corp.                              288,750
                   2,700   Providian Financial Corp.                   247,894
                   6,900   Regions Financial Corp.                     267,591
                   1,100   Societe Generale Cl A ORD                   173,466
                   4,000   SouthTrust Corp.                            147,250
                  14,100   Standard Chartered plc ORD                  149,858
                     945   UBS AG ORD                                  284,435
                   1,228   Van der Moolen Holding N.V. ORD              83,506
                   5,500   Wachovia Corp.                              480,219
                   8,400   Wells Fargo & Co.                           302,400
                  15,000   Wing Hang Bank Ltd. ORD                      41,653
                   5,100   Zions Bancorporation                        258,028
                                                                 --------------
                                                                     9,300,269
                                                                 --------------

                                              See Notes to Financial Statements


42      1-800-345-2021


Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998

Shares                                                                  Value
--------------------------------------------------------------------------------
BIOTECHNOLOGY--0.7%
                   1,800   Amgen Inc.(1)                            $  135,338
                   4,400   Centocor, Inc.(1)                           178,613
                   8,700   Genzyme Corp.                               365,672
                   1,026   Genzyme Molecular Oncology(1)                 3,559
                   4,200   IDEC Pharmaceuticals Corp.(1)               141,488
                   3,500   PathoGenesis Corp.(1)                       168,438
                   1,200   QIAGEN N.V.(1)                               73,200
                                                                 --------------
                                                                     1,066,308
                                                                 --------------
BROADCASTING & MEDIA--0.8%
                   6,600   BEC World Public Co., Ltd. ORD               41,261
                  10,200   CBS Corporation                             304,088
                  11,100   Clear Channel Communications,
                              Inc.(1)                                  518,925
                   1,115   Havas Advertising SA ORD                    193,297
                   8,300   Mediaset SpA ORD                             58,614
                     800   Metro Networks, Inc.(1)                      30,900
                     700   Societe Television Francaise 1
                              ORD                                      122,584
                                                                 --------------
                                                                     1,269,669
                                                                 --------------
BUILDING & HOME IMPROVEMENTS--0.2%
                   4,600   Lafarge Corp.                               170,488
                   1,500   Lone Star Industries, Inc.                  113,531
                                                                 --------------
                                                                       284,019
                                                                 --------------
BUSINESS SERVICES & SUPPLIES--2.4%
                   2,200   ABM Industries Inc.                          73,288
                   3,900   Acxiom Corp.(1)                              92,869
                   4,700   Administaff, Inc.(1)                        127,194
                   2,470   Admiral plc ORD                              39,846
                     500   Altran Technologies SA ORD                  116,248
                   4,400   Athlon Groep N.V. ORD                       120,466
                   2,400   Billing Concepts Corp.(1)                    30,225
                   8,700   Capita Group Plc ORD                         82,128
                  11,400   CGI Group, Inc. ORD(1)                      195,269
                   4,300   CKS Group, Inc.(1)                          145,125
                   7,600   Compass Group PLC ORD                        80,148
                     110   Creyf's NV ORD                               43,723
                   3,200   CSG Systems International, Inc.(1)          201,400
                     800   DIS Deutscher Industrie Service
                              AG ORD                                    35,888
                   2,400   Gartner Group, Inc. Cl A(1)                  51,900
                   8,800   HA-LO Industries, Inc.(1)                   281,050
                   8,800   Hays plc ORD                                 74,358
                   5,800   International Telecommunication
                              Data Systems, Inc.(1)                    145,181
                   1,400   Kendle International Inc.(1)                 31,500
                   4,800   Kroll-O'Gara Company(1)                     148,200
                   5,700   Nova Corp.(1)                               181,331
                   2,700   PAREXEL International Corp.(1)               70,453
                   6,675   Parity plc ORD                               53,428

Shares                                                                  Value
--------------------------------------------------------------------------------
                   3,900   Pharmaceutical Product
                              Development, Inc.(1)                  $  111,881
                   2,600   Professional Detailing, Inc.(1)              60,613
                     200   PubliGroupe S.A. ORD                         56,758
                   3,200   Quintiles Transnational Corp.(1)            160,000
                   4,100   Select Appointments Holdings
                              plc ORD                                   42,561
                  59,000   Singapore Technologies
                              Engineering Ltd. ORD                      64,442
                     300   Sixt AG ORD                                  69,947
                   3,600   Spring Group PLC ORD                          8,615
                   1,800   Stork N.V. ORD                               45,889
                   3,400   Superior Consultant Holdings
                              Corp.(1)                                 124,950
                   3,500   Sykes Enterprises, Inc.(1)                   70,875
                   2,000   Toyo Information Systems Co.,
                              Ltd. ORD                                  35,730
                   4,200   Triad Group PLC ORD                          29,805
                   2,900   True North Communications Inc.               81,563
                   4,682   Unique International NV ORD                 118,873
                   3,400   Vedior NV ORD (Acquired
                              1/27/98-11/10/98,
                              Cost $77,682)(2)                          69,415
                  18,900   WPP Group plc ORD                           104,180
                                                                 --------------
                                                                     3,677,315
                                                                 --------------
CHEMICALS & RESINS--0.9%
                   2,800   Air Products and Chemicals, Inc.            106,750
                   4,600   Dow Chemical Co.                            447,925
                   2,700   du Pont (E.I.) de Nemours & Co.             158,625
                   3,700   IMC Global Inc.                              84,638
                   6,300   Lubrizol Corp.                              170,888
                   1,000   Monsanto Co.                                 45,313
                  12,100   Morton International, Inc.                  356,194
                   1,000   Sony Chemicals Corp. ORD                     36,055
                                                                 --------------
                                                                     1,406,388
                                                                 --------------
COMMUNICATIONS EQUIPMENT--1.8%
                   9,300   Andrew Corp.(1)                             150,544
                   4,600   ANTEC Corp.(1)                               85,388
                   6,600   Ascend Communications, Inc.(1)              370,631
                   1,600   Comverse Technology, Inc.(1)                 92,050
                   5,600   Ericsson (L.M.) Telephone Co.
                              ADR                                      154,525
                   2,900   Harris Corp.                                110,019
                   6,400   Lucent Technologies Inc.                    550,800
                   3,900   Motorola, Inc.                              241,800
                   2,800   Nokia Corp. Cl A ADR                        274,400
                   3,100   Northern Telecom Ltd.                       144,731
                   1,400   Plantronics, Inc.(1)                         92,050
                   7,400   Polycom, Inc.(1)                            131,813
                   1,100   Radiotronica SA ORD(1)                       80,343
                   7,300   Scientific-Atlanta, Inc.                    141,438
                     800   Superior TeleCom Inc.                        34,800

See Notes to Financial Statements


                                                 www.americancentury.com      43


Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998

Shares                                                                  Value
--------------------------------------------------------------------------------
                   4,700   Tandberg ASA ORD                         $   35,830
                   4,300   Tekelec(1)                                   66,650
                   1,900   Terayon Communication Systems,
                              Inc.(1)                                   58,306
                                                                 --------------
                                                                     2,816,118
                                                                 --------------
COMMUNICATIONS SERVICES--6.8%
                   7,300   Advanced Info Service Public Co.
                              Limited ORD(1)                            42,407
                  16,500   AirTouch Communications, Inc.(1)            943,594
                   3,400   Amdocs Ltd.(1)                               52,275
                   6,000   Ameritech Corp.                             324,750
                  11,500   AT&T Corp.                                  716,594
                   1,800   Bell Atlantic Corp.                         100,125
                  13,500   BellSouth Corp.                           1,177,835
                  14,500   British Telecommunications plc
                              ORD                                      198,739
                  24,800   Cable & Wireless Communications
                              plc ORD(1)                               221,015
                  39,279   Cable & Wireless Optus Limited
                              ORD(1)                                    73,444
                   1,200   Cellular Communications
                              International, Inc.(1)                    75,075
                   3,100   Century Telephone Enterprises, Inc.         176,700
                   1,300   China Telecom (Hong Kong)
                              Limited ADR(1)                            51,431
                  20,771   COLT Telecom Group plc ORD(1)               271,493
                   3,700   Companhia de Telecomunicaciones
                              de Chile S.A. ADR                         85,794
                   6,200   Crown Castle International Corp.(1)          83,313
                  21,000   Datacraft Asia Limited ORD                   34,440
                  11,200   Energis plc ORD(1)                          202,399
                   4,700   Esat Telecom Group plc ADR(1)               165,675
                   1,300   Europolitan Holdings AB ORD                 119,643
                   2,100   Global TeleSystems Group, Inc.(1)            91,153
                   3,200   GTE Corp.                                   198,400
                   3,000   Hellenic Telecommunication
                              Organization SA (OTE) ORD                 74,913
                   9,400   International FiberCom, Inc.(1)              75,494
                  15,600   MCI WorldCom, Inc.(1)                       919,913
                     157   Mobistar SA ORD(1)                            7,475
                   2,300   NetCom Systems AB Cl B ORD(1)                88,859
                      16   Nippon Telegraph & Telephone
                              ORD                                      119,534
                      27   NTT Data Corp. ORD                          117,959
                     300   Omnicom SA ORD(1)                            31,891
                  11,500   Orange plc ORD(1)                           117,670
                   1,570   Panafon SA ORD(1)                            28,161
                  22,200   SBC Communications Inc.                   1,064,244
                   5,600   SK Telecom Co. Ltd. ADR                      57,750
                   3,041   Sonera Group Oyj ORD(1)                      43,683
                   5,400   Sprint Corp.                                392,850
                   2,700   Sprint PCS(1)                                43,200

Shares                                                                  Value
--------------------------------------------------------------------------------
                     100   STET Hellas Telecommunications
                              S.A. ADR(1)                            $   3,481
                     373   Swisscom AG ORD(1)                          125,634
                   2,500   Tele Danmark A/S ORD                        279,481
                     707   Telecel-Comunicacaoes Pessoais,
                              SA ORD                                   138,320
                  37,400   Telecom Italia Mobile (TIM)
                              SpA ORD                                  157,579
                  30,000   Telecom Italia SpA ORD                      243,236
                   6,045   Telefonica de Espana ORD                    284,283
                   6,400   Teleglobe Inc. ORD                          174,356
                     477   Telinfo NV ORD                               56,607
                   1,511   Total Access Communication
                              Public Co. Limited ORD(1)                  3,385
                   3,400   U S WEST Communications
                              Group                                    211,650
                   4,100   Viatel, Inc.(1)                              60,988
                  17,400   Vodafone Group plc ORD                      257,009
                                                                 --------------
                                                                    10,585,899
                                                                 --------------
COMPUTER PERIPHERALS--1.6%
                   3,100   Architel Systems Corp. ORD(1)                36,411
                  10,575   Cisco Systems Inc.(1)                       797,421
                  11,500   EMC Corp. (Mass.)(1)                        833,750
                   3,100   Lexmark International Group,
                              Inc. Cl A(1)                             236,763
                   2,400   Proxim, Inc.(1)                              54,600
                   6,300   Psion plc ORD                                49,127
                   7,900   Quantum Corp.(1)                            175,034
                   6,900   Seagate Technology, Inc.(1)                 203,550
                   2,300   Xylan Corp.(1)                               41,903
                                                                 --------------
                                                                     2,428,559
                                                                 --------------
COMPUTER SOFTWARE & SERVICES--4.9%
                   1,600   Advantage Learning Systems,
                              Inc.(1)                                   89,000
                   1,000   America Online Inc.                          87,563
                   2,500   AnswerThink Consulting Group,
                              Inc.(1)                                   48,672
                   5,000   At Home Corp. Series A(1)                   290,938
                     500   Atos SA ORD(1)                              107,360
                   1,400   Autodesk, Inc.                               51,013
                   6,200   Automatic Data Processing, Inc.             477,400
                   1,800   Cap Gemini N.V. ORD                         128,716
                   1,708   Cap Gemini SA ORD                           250,107
                   1,300   CIBER, Inc.(1)                               29,331
                   3,100   CMG plc ORD                                  76,844
                   7,400   Comdisco, Inc.                              135,050
                   1,600   Compuware Corp.(1)                           99,700
                     800   Concord Communications, Inc.(1)              35,425
                   1,700   Deltek Systems, Inc.(1)                      30,334
                   1,500   Equant NV New York Shares(1)                 84,656

                                              See Notes to Financial Statements


44      1-800-345-2021


Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998

Shares                                                                  Value
--------------------------------------------------------------------------------
                   3,600   Excite, Inc.(1)                          $  175,613
                  17,000   First Data Corp.                            453,688
                   1,000   Fuji Soft ABC, Inc. ORD                      41,009
                   2,700   Geac Computer Corp. Ltd. ORD(1)              70,825
                   4,100   Getronics N.V. ORD                          179,432
                   4,100   GTECH Holdings Corp.(1)                     102,756
                   4,700   HBO & Co.                                   117,059
                     700   IMS Health Inc.                              46,463
                   1,700   Inktomi Corp.(1)                            227,428
                   5,200   International Integration Inc.(1)            78,488
                      81   Jet Multimedia ORD                           13,073
                   3,300   Keane, Inc.(1)                               94,875
                  12,700   Logica plc ORD                               92,222
                   2,900   London Bridge Software Holdings
                              plc ORD                                   56,714
                   8,329   Mandator AB ORD                              70,198
                  14,700   Microsoft Corp.(1)                        1,793,811
                  15,045   Misys plc ORD                               106,022
                   1,000   Network Associates Inc.(1)                   50,906
                  15,900   Novell, Inc.(1)                             262,847
                   6,600   Oracle Systems Corp.(1)                     226,256
                   1,984   Ordina N.V. ORD(1)                           54,631
                   4,200   Project Software & Development,
                              Inc.(1)                                  126,263
                     300   QRS Corp.(1)                                 12,544
                   2,300   QuadraMed Corp.(1)                           55,056
                   3,200   Sage Group plc (The) ORD                     76,576
                   1,100   Sapient Corp.(1)                             50,806
                     878   Sigma AB Cl B ORD(1)                         30,572
                     515   Simac Techniek N.V. ORD                      66,025
                   1,200   Sterling Commerce, Inc.(1)                   43,500
                   4,300   Sterling Software, Inc.(1)                  110,725
                   1,000   Sumisho Computer Systems
                              Corp. ORD                                 21,073
                   1,200   Synopsys, Inc.(1)                            56,775
                   2,100   Technomatix Technologies Ltd.(1)             28,941
                  12,500   Unisys Corp.(1)                             356,250
                   2,932   Unit 4 ORD(1)                                80,121
                   1,200   Wind River Systems, Inc.(1)                  55,950
                                                                 --------------
                                                                     7,507,602
                                                                 --------------
COMPUTER SYSTEMS--1.4%
                  10,800   Apple Computer, Inc.(1)                     345,263
                   7,800   Compaq Computer Corp.                       253,500
                   8,300   Dell Computer Corp.(1)                      504,484
                  10,000   Fujitsu Ltd. ORD                            115,474
                   2,000   Hewlett-Packard Co.                         125,500
                   3,800   International Business
                              Machines Corp.                           627,000
                   1,900   Sun Microsystems, Inc.(1)                   140,600
                                                                 --------------
                                                                     2,111,821
                                                                 --------------

Shares                                                                  Value
--------------------------------------------------------------------------------
CONSTRUCTION & PROPERTY DEVELOPMENT--0.5%
                   1,500   Assa Abloy AB Cl B ORD                   $   59,982
                   1,600   Brisa-Auto Estradas de Portugal,
                              S.A. ORD                                  86,544
                   1,200   Centex Corp.                                 42,825
                   4,900   CRH plc ORD                                  73,670
                   4,300   D.R. Horton, Inc.                            81,163
                   9,000   Daiwa House Industry Co., Ltd.
                              ORD                                       95,375
                   1,800   Grupo Acciona SA ORD                         91,018
                   3,200   Insituform Technologies, Inc. Cl A(1)        41,800
                   3,845   Jarvis plc ORD                               41,944
                     900   Lafarge SA ORD                               84,903
                   1,200   Southdown, Inc.                              69,900
                                                                 --------------
                                                                       769,124
                                                                 --------------
CONSUMER PRODUCTS--1.0%
                   1,800   Chattem, Inc.(1)                             76,613
                   9,600   Helen of Troy Ltd.(1)                       160,200
                  12,000   Kao Corporation ORD                         227,049
                   4,700   NBTY, Inc.(1)                                28,714
                   6,400   Procter & Gamble Co. (The)                  560,800
                   6,200   Rayovac Corporation(1)                      143,375
                   2,500   Twinlab Corp.(1)                             41,484
                   5,300   Whirlpool Corp.                             296,800
                                                                 --------------
                                                                     1,535,035
                                                                 --------------
CONTROL & MEASUREMENT(3)
                     800   Orbotech Ltd.(1)                             30,900
                                                                 --------------
DIVERSIFIED COMPANIES--2.2%
                   2,388   Asko Oyj Cl A ORD                            37,826
                  14,200   BBA Group plc ORD                            78,273
                   6,075   Bodycote International plc ORD               89,230
                   2,200   Brambles Industries Limited ORD              53,843
                   4,100   DCC plc ORD                                  34,878
                  14,500   General Electric Co. (U.S.)               1,312,250
                   1,500   GP Strategies Corp.(1)                       21,563
                   7,000   Nikon Corporation ORD                        67,075
                  17,400   Tyco International Ltd.                   1,145,138
                   2,700   Unilever N.V. New York Shares               208,744
                   1,600   Vivendi ORD                                 362,139
                                                                 --------------
                                                                     3,410,959
                                                                 --------------
EDUCATION(3)
                     700   Benesse Corporation ORD                      35,072
                                                                 --------------
ELECTRICAL & ELECTRONIC
COMPONENTS--2.6%
                   8,600   Advanced Micro Devices, Inc.(1)             238,113
                   1,300   Advantest Corp. ORD                          86,776
                   3,800   Aeroflex Inc.(1)                             52,013
                   1,400   Altera Corp.(1)                              68,731

See Notes to Financial Statements


                                                 www.americancentury.com      45


Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998

Shares                                                                  Value
--------------------------------------------------------------------------------
                   5,000   Arrow Electronics, Inc.(1)               $  108,750
                   5,100   Celestica Inc.(1)                           103,594
                     500   Dae Duck Electronics Co. ORD                 40,128
                   3,700   DII Group, Inc.(1)                           77,122
                     600   Draka Holding N.V. ORD                       17,275
                   2,700   Electronics for Imaging, Inc.(1)             72,478
                   9,278   Elektrim Spolka Akcyjna
                              S.A. ORD                                  78,027
                  11,000   Fujikura Ltd. ORD                            61,367
                   3,000   Hosiden Corporation ORD                      52,012
                  11,700   Intel Corp.                               1,258,847
                      25   Kudelski SA ORD(1)                           71,664
                   1,200   Leitch Technology Corp ORD(1)                27,445
                   2,000   Murata Manufacturing Co., Ltd.
                              ORD                                       78,282
                  13,000   Natsteel Electronics Ltd. ORD                28,083
                      94   Phoenix Mecano AG ORD                        59,617
                   8,500   Pinnacle Systems, Inc.(1)                   285,281
                     256   Sartorius AG ORD                             61,199
                     700   Siemens AG ORD                               48,756
                   2,200   Softbank S.A. GDR                            48,620
                   1,500   Sony Corp. ORD                              109,749
                   1,000   STMicroelectronics N.V.
                              New York Shares(1)                        67,125
                   4,200   Texas Instruments Inc.                      320,775
                   5,000   Tokyo Electron Ltd. ORD                     186,772
                   5,000   Uniphase Corp.(1)                           270,625
                                                                 --------------
                                                                     3,979,226
                                                                 --------------
ENERGY(3)
                     200   ISIS ORD                                     14,467
                                                                 --------------
ENERGY (PRODUCTION & MARKETING)--3.2%
                   9,700   Amoco Corp.                                 571,694
                  13,000   Apache Corp.                                299,000
                   6,700   Atlantic Richfield Co.                      445,550
                   5,000   Berkley Petroleum Corp. ORD(1)               33,605
                  15,300   Burlington Resources Inc.                   545,063
                  10,300   Canadian 88 Energy Corp. ORD(1)              34,277
                   2,100   Chevron Corp.                               175,613
                   1,700   Elf Aquitaine SA ORD                        212,133
                     900   Enron Corp.                                  47,306
                  12,200   Exxon Corp.                                 915,763
                   8,300   Murphy Oil Corp.                            330,963
                   2,600   NICOR Inc.                                  109,363
                  27,900   Seagull Energy Corp.(1)                     228,431
                   6,900   Sunoco, Inc.                                233,738
                   3,800   Texaco Inc.                                 218,738
                   4,100   Ultramar Diamond Shamrock Corp.             105,575
                  10,000   Unocal Corp.                                338,750
                   9,600   Woodside Petroleum Limited ORD               48,791
                                                                 --------------
                                                                     4,894,353
                                                                 --------------

Shares                                                                  Value
--------------------------------------------------------------------------------
ENERGY (SERVICES)--0.4%
                  27,800   Baker Hughes Inc.                       $   509,088
                     100   Bouygues Offshore S.A. ADR                    1,213
                     800   IHC Caland N.V. ORD                          33,922
                   3,000   Tidewater Inc.                               69,188
                   1,900   Transocean Offshore                          46,906
                                                                 --------------
                                                                       660,317
                                                                 --------------
ENTERTAINMENT(3)
                   1,000   Endemol Entertainment Holding
                              NV ORD                                    32,195
                                                                 --------------
ENVIRONMENTAL SERVICES--0.5%
                   3,700   Allied Waste Industries, Inc.(1)             75,619
                  14,000   Browning-Ferris Industries, Inc.            413,000
                   8,500   Rentokil Initial PLC ORD                     54,709
                   6,812   Waste Management, Inc.                      292,065
                                                                 --------------
                                                                       835,393
                                                                 --------------
FINANCIAL SERVICES--3.7%
                     500   Aeon Credit Service Ltd. ORD                 28,341
                  17,700   AMP Limited ORD (Acquired
                              6/18/98-11/6/98, Cost
                              $219,635)(1)(2)                          228,992
                  20,700   Amvescap Plc ORD                            168,591
                     500   Azkoyen SA ORD                               17,514
                     100   Banca del Gottardo Cl B ORD                  82,915
                  29,000   Banca Intesa S.p.A. ORD                     162,023
                   9,672   Bank of Ireland ORD                         200,325
                   1,000   Bayerische Vereinsbank AG ORD                86,651
                  17,400   CIT Group Holdings, Inc.
                              (The) Cl A                               488,288
                   2,900   Close Brothers Group plc ORD                 26,921
                  14,200   Corporacion Financiera Reunida,
                              S.A. ORD(1)                              190,588
                     700   Credit Suisse Group ORD                     120,396
                   2,300   Dresdner Bank AG ORD                        103,179
                   2,600   Equitable Companies Inc.                    143,650
                  14,700   Fannie Mae                                1,069,425
                   3,200   Federal Home Loan Mortgage
                              Corporation                              193,600
                   3,300   FINOVA Group Inc.                           174,281
                     600   GFI Informatique ORD(1)                      64,627
                  10,300   Industrial Finance Corporation of
                              Thailand (The) ORD                         4,488
                   4,743   ING Groep N.V. ORD                          271,880
                     100   Julius Baer Holding AG ORD                  324,638
                   2,448   Kempen & Company NV ORD                     136,993
                  15,000   Lloyds TSB Group plc ORD                    208,563
                   5,800   Morgan Stanley Dean Witter,
                              Discover & Co.                           404,550
                   1,300   Mycal Card Inc. ORD(1)                       31,670
                  43,100   National Finance and Securities
                              Public Co., Ltd. Cl F ORD(1)              14,307

                                              See Notes to Financial Statements


46      1-800-345-2021


Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998

Shares                                                                  Value
--------------------------------------------------------------------------------
                   4,920   Newcourt Credit Group Inc.
                              ORD (Acquired
                              11/18/97-10/29/98,
                              Cost $138,680)(2)                     $  174,487
                   5,000   Nomura Securities Co., Ltd. ORD              48,601
                   3,670   Provident Financial plc ORD                  55,117
                  16,500   Skandia Forsakrings AB ORD                  234,482
                   4,882   Tas Groep NV ORD(1)                          22,234
                   8,200   UniCapital Corp.(1)                          67,650
                     100   Vontobel Holding AG Cl B ORD                168,410
                                                                 --------------
                                                                     5,718,377
                                                                 --------------
FOOD & BEVERAGE--2.9%
                   6,000   American Italian Pasta Co. Cl A(1)          151,500
                  33,135   Archer-Daniels-Midland Co.                  608,856
                  11,000   Coca-Cola Beverages plc ORD(1)               23,055
                  11,700   Coca-Cola Enterprises, Inc.                 442,406
                   7,900   ConAgra, Inc.                               248,356
                   3,500   Coors (Adolph) Co. Cl B                     174,234
                  15,100   Diageo plc ORD                              169,209
                     900   Groupe Danone ORD                           262,945
                   7,200   Grupo Continental, S.A. ORD                  16,649
                   4,500   Hain Food Group, Inc. (The)(1)               92,250
                   2,900   Heineken NV ORD                             147,410
                   3,500   Hershey Foods Corp.                         235,375
                   1,700   Hormel Foods Corp.                           50,256
                   9,100   Interstate Bakeries Corp.                   238,875
                  17,900   J.D. Wetherspoon plc ORD                     61,298
                   3,800   Kerry Group Plc Cl A ORD                     52,948
                   8,000   Kirin Brewery Company, Ltd. ORD              83,024
                   2,700   Nabisco Holdings Corp. Cl A                 107,663
                      99   Nestle S.A. ORD                             205,747
                  16,000   Ng Fung Hong Limited ORD                     14,259
                   1,300   Performance Food Group Co.(1)                31,647
                   4,400   Quaker Oats Co. (The)                       270,050
                      29   South African Breweries
                              Ltd. ORD                                     491
                   2,800   Suiza Foods Corp.(1)                        132,650
                  23,600   Tyson Foods, Inc. Cl A                      488,225
                   2,300   U.S. Foodservice, Inc.(1)                   105,656
                                                                 --------------
                                                                     4,415,034
                                                                 --------------
FURNITURE & FURNISHINGS--0.3%
                   3,800   CompX International Inc.(1)                  95,238
                   5,100   Dorel Industries Inc. Cl B ORD(1)            77,374
                   2,000   Miller (Herman), Inc.                        42,813
                   5,900   Newell Co.                                  261,075
                   2,700   O'Sullivan Industries
                              Holdings, Inc.(1)                         27,169
                                                                 --------------
                                                                       503,669
                                                                 --------------
HEALTHCARE--1.7%
                   4,200   Aetna Inc.                                  324,713
                   5,400   Beckman Coulter Inc.                        260,550

Shares                                                                  Value
--------------------------------------------------------------------------------
                   7,800   Cardinal Health, Inc.                    $  535,275
                  17,700   Columbia/HCA Healthcare Corp.               435,863
                     800   Gehe AG ORD                                  51,235
                   8,400   Health Management
                              Associates, Inc.(1)                      182,175
                   2,100   PacifiCare Health Systems,
                              Inc. Cl B(1)                             158,484
                   5,900   Province Healthcare Co.(1)                  188,063
                   3,600   Tenet Healthcare Corp.(1)                   106,425
                   8,900   Total Renal Care Holdings, Inc.(1)          236,406
                   4,500   Trigon Healthcare, Inc.(1)                  166,781
                   1,000   Yoshitomi Pharmaceutical
                              Industries, Ltd. ORD                       9,745
                                                                 --------------
                                                                     2,655,715
                                                                 --------------
HOTELS(3)
                     700   Sol Melia, SA ORD                            27,336
                                                                 --------------
INDUSTRIAL--0.1%
                  23,500   Siebe plc ORD                                84,547
                                                                 --------------
INDUSTRIAL EQUIPMENT &
MACHINERY--0.5%
                   1,900   Caterpillar Inc.                             93,931
                   5,900   Ingersoll-Rand Co.                          276,194
                   4,380   Mannesmann AG ORD                           474,415
                                                                 --------------
                                                                       844,540
                                                                 --------------
INSURANCE--3.0%
                     411   Allianz AG ORD                              148,107
                   8,200   Allstate Corp.                              334,150
                   3,100   American International Group, Inc.          291,400
                   2,057   ASR Verzekeringsgroep N.V. ORD              167,446
                   5,200   Assicurazioni Generali ORD                  194,303
                   2,505   Axa-UAP ORD                                 324,048
                   6,900   Chubb Corp. (The)                           483,431
                  10,000   CNA Financial Corp.(1)                      427,500
                   3,400   Companhia de Seguros Mundial
                              Confianca, SA ORD(1)                     111,321
                   4,400   Conseco Inc.                                145,750
                   2,070   Ethniki General Insurance Co.
                              ORD                                       58,606
                   4,500   Fidelity National Financial, Inc.           147,656
                   6,400   First American Financial Corp.
                              (The)                                    196,000
                   3,000   Gallagher (Arthur J.) & Co.                 139,125
                   3,300   Kingsway Financial Services
                              ORD(1)                                    24,763
                   4,500   LandAmerica Financial Group, Inc.           275,906
                   4,000   Lincoln National Corp.                      334,750
                   3,900   Mediolanum SpA ORD                           23,474
                     800   Pohjola Insurance Group Cl B
                              ORD                                       37,426
                  56,800   Premafin Finanziaria S.p.A. ORD(1)           48,574

See Notes to Financial Statements


                                                 www.americancentury.com      47


Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998

Shares                                                                  Value
--------------------------------------------------------------------------------
                  15,350   Reinsurance Australia Corporation
                              Ltd. ORD                              $
34,673
                   1,400   Reinsurance Group of America,
                              Inc.                                      91,700
                  10,100   SAFECO Corp.                                433,984
                   2,200   Sampo Insurance Company Ltd.
                              ORD                                       75,590
                      25   Schweizerische
                              Rueckversicherungs-Gesellschaft
                              ORD                                       63,208
                   1,300   Transatlantic Holdings, Inc.                 98,800
                                                                 --------------
                                                                     4,711,691
                                                                 --------------
LEISURE--0.4%
                     255   Accor SA ORD                                 56,100
                   1,000   Anchor Gaming(1)                             51,125
                  23,400   Ciga Spa ORD(1)                              20,485
                  17,000   Corporacion Interamericana de
                              Entretenimiento S.A. Cl B ORD(1)          38,971
                   3,300   Eastman Kodak Co.                           239,456
                     100   Moevenpick Holding AG Bearer
                              ORD                                       51,598
                   6,000   Olympus Optical Co., Ltd. ORD                65,679
                   1,300   Samsung Electronics ORD                      69,486
                   1,500   Scandic Hotels AB ORD                        52,415
                                                                 --------------
                                                                       645,315
                                                                 --------------
MACHINERY & EQUIPMENT--0.9%
                   3,300   ATS Automation Tooling Systems,
                              Inc. ORD(1)                               39,191
                   9,200   Cooper Industries, Inc.                     451,950
                   3,800   Deere & Co.                                 132,763
                     150   Georg Fischer AG ORD                         51,168
                   1,000   Hanover Compressor Company(1)                22,625
                   5,800   Premark International, Inc.                 194,663
                     900   Sidel SA ORD                                 68,271
                   4,800   Sundstrand Corp.                            259,200
                     600   Swisslog Holding AG ORD                      58,048
                   1,000   UNION TOOL CO. ORD                           44,257
                                                                 --------------
                                                                     1,322,136
                                                                 --------------
MEDICAL EQUIPMENT & SUPPLIES--1.2%
                     600   ADAC Laboratories(1)                         15,619
                   2,600   Arterial Vascular Engineering, Inc.(1)      127,156
                   6,800   CONMED Corp.(1)                             185,300
                   5,200   Guidant Corp.                               446,225
                   3,400   Haemonetics Corp.(1)                         76,713
                   2,900   Hillenbrand Industries, Inc.                164,756
                   6,200   Medtronic, Inc.                             419,663
                  11,700   PSS World Medical, Inc.(1)                  243,141
                   1,100   Teleflex Inc.                                46,750
                   5,000   Terumo Corporation ORD                      111,048
                                                                 --------------
                                                                     1,836,371
                                                                 --------------

Shares                                                                  Value
--------------------------------------------------------------------------------
METALS & MINING--0.2%
                   4,238   Aalberts Industries N.V. ORD             $  100,057
                   2,800   Aluminum Co. of America                     207,550
                   7,900   Johnson Matthey PLC ORD                      53,781
                                                                 --------------
                                                                       361,388
                                                                 --------------
OFFICE EQUIPMENT & SUPPLIES--0.2%
                   4,000   Kronos Inc.(1)                              172,000
                     800   Strafor-Facom SA ORD                         54,560
                                                                 --------------
                                                                       226,560
                                                                 --------------
PACKAGING & CONTAINERS--0.3%
                  11,300   Tenneco Inc.                                402,563
                                                                 --------------
PAPER & FOREST PRODUCTS--0.4%
                   2,500   Rayonier, Inc.                              106,250
                   4,600   Union Camp Corp.                            297,563
                  10,100   Westvaco Corp.                              284,063
                                                                 --------------
                                                                       687,876
                                                                 --------------
PHARMACEUTICALS--6.2%
                   8,400   American Home Products Corp.                447,300
                   4,100   Barr Laboratories, Inc.(1)                  173,225
                   7,800   Bergen Brunswig Corp. Cl A                  485,550
                   8,400   Bristol-Myers Squibb Co.                  1,029,525
                   2,700   ChiRex Inc.(1)                               49,106
                   2,000   Elan Corp., plc ADR(1)                      136,250
                   9,500   Forest Laboratories, Inc.(1)                442,938
                   3,700   Genentech, Inc.(1)                          259,231
                   3,200   Glaxo Wellcome plc ORD                      101,239
                   4,800   Johnson & Johnson                           390,000
                   4,500   Lilly (Eli) & Co.                           403,594
                  11,500   London International Group plc
                              ORD                                       36,345
                     600   Medicis Pharmaceutical Corp.
                              Cl A(1)                                   37,800
                   1,300   Merck & Co., Inc.                           201,338
                   8,600   Mylan Laboratories Inc.                     285,413
                   3,000   Nature's Sunshine Products, Inc.             46,594
                     218   Novartis AG ORD                             409,316
                  11,100   Pfizer, Inc.                              1,239,038
                   8,900   Pharmacia & Upjohn Inc.                     463,356
                   3,100   Pliva d.d. GDR                               48,438
                   5,000   Roberts Pharmaceutical Corp.(1)             122,500
                       8   Roche Holding AG ORD                         94,023
                  13,400   Schering-Plough Corp.                     1,425,425
                  75,100   SkyePharma plc ORD(1)                       101,632
                   6,000   Takeda Chemical Inds. ORD                   202,201
                      25   UCB SA ORD                                  139,691
                   6,800   Warner-Lambert Co.                          513,400
                   6,200   Zeneca Group plc ORD                        257,851
                                                                 --------------
                                                                     9,542,319
                                                                 --------------

                                              See Notes to Financial Statements


48      1-800-345-2021


Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998

Shares                                                                  Value
--------------------------------------------------------------------------------
PRINTING & PUBLISHING--0.9%
                   4,100   Banta Corp.                              $  108,650
                   1,600   Consolidated Graphics, Inc.(1)               92,100
                  11,200   Deluxe Corp.                                389,200
                   1,000   Elanders AB Cl B ORD                         18,948
                  10,100   Gruppo Editoriale L'Espresso ORD             84,267
                   3,100   Mail-Well, Inc.(1)                           40,106
                  12,200   Mondadori (Arnoldo) Editore SpA
                              ORD                                      153,409
                   3,000   Petersen Companies, Inc. (The)
                              Cl A(1)                                   71,813
                   9,040   Singapore Press Holdings Ltd.
                              ORD                                       95,995
                   3,000   Toppan Forms Co., Ltd. ORD                   46,896
                   5,700   VNU N.V. ORD                                196,042
                     650   Wolters Kluwer NV ORD                       124,028
                                                                 --------------
                                                                     1,421,454
                                                                 --------------
RAILROAD--0.3%
                  11,600   CSX Corp.                                   483,575
                                                                 --------------
REAL ESTATE--0.1%
                   7,800   Cheung Kong (Holdings) Ltd. ORD              56,164
                  12,800   City Developments Limited ORD                60,971
                  25,000   Keppel Land Ltd. ORD                         29,581
                   8,000   Singapore Land Limited ORD                   19,126
                                                                 --------------
                                                                       165,842
                                                                 --------------
RESTAURANTS--0.4%
                  12,200   CKE Restaurants, Inc.                       298,138
                   5,800   PizzaExpress plc ORD                         81,841
                   4,500   PJ America, Inc.(1)                          88,031
                  10,600   TelePizza, S.A. ORD(1)                       91,170
                                                                 --------------
                                                                       559,180
                                                                 --------------
RETAIL (APPAREL)--0.3%
                   2,800   Chico's FAS, Inc.(1)                         61,425
                   3,200   Children's Place Retail Stores,
                              Inc. (The)(1)                             59,400
                   5,600   DM Management Co.(1)                         81,900
                   3,100   Hennes & Mauritz AB Cl B ORD                229,234
                   2,000   Payless ShoeSource, Inc.(1)                  97,500
                                                                 --------------
                                                                       529,459
                                                                 --------------
RETAIL (FOOD & DRUG)--1.0%
                   8,700   CVS Corp.                                   429,563
                   7,128   Koninklijke Ahold NV ORD                    247,395
                   2,500   Ruddick Corp.                                48,906
                  12,000   Safeway Inc.(1)                             633,750
                  16,300   Somerfield plc ORD                          122,533
                   3,700   Universal Corp.                             130,194
                                                                 --------------
                                                                     1,612,341
                                                                 --------------

Shares                                                                  Value
--------------------------------------------------------------------------------
RETAIL (GENERAL MERCHANDISE)--2.4%
                   1,200   99 Cents Only Stores(1)                  $   51,600
                     200   Carrefour SA ORD                            141,680
                  11,000   Dillard's Inc. Cl A                         378,125
                   2,500   Douglas Holding AG ORD                      156,421
                  21,300   Electronics Boutique plc ORD                 29,880
                   7,000   Fred's, Inc.                                 98,438
                     200   Galeries Lafayette ORD                      228,097
                   5,600   Grupo Elektra, S.A. de C.V. GDR              29,750
                   2,000   Homac Corp. ORD                              32,807
                   2,800   ITI Technologies, Inc.(1)                    74,288
                   5,000   JUSCO Co., Ltd. ORD                          95,213
                   3,400   Keiyo Company Ltd. ORD                       16,704
                   5,700   Kmart Corp.(1)                               86,925
                   1,800   Metro AG ORD                                112,357
                     300   Meyer (Fred), Inc.(1)                        15,263
                   1,800   Neiman-Marcus Group, Inc.(1)                 48,263
                   8,700   Penney (J.C.) Company, Inc.                 478,500
                   2,000   Pinault-Printemps-Redoute SA
                              ORD                                      341,441
                     200   Ryohin Keikaku Company Limited
                              ORD                                       22,737
                  16,400   Wal-Mart Stores, Inc.                     1,235,125
                                                                 --------------
                                                                     3,673,614
                                                                 --------------
RETAIL (SPECIALTY)--0.9%
                   1,700   Action Performance Cos. Inc.(1)              61,997
                   4,400   CSK Auto Corp.(1)                           122,650
                   1,400   Guitar Center, Inc.(1)                       32,113
                  11,700   Home Depot, Inc.                            582,075
                   2,300   Starbucks Corp.(1)                          106,231
                   3,500   Tech Data Corp.(1)                          140,656
                   5,300   Toys 'R' Us, Inc.(1)                        104,675
                   3,900   Tractor Supply Co.(1)                       100,669
                   3,300   Wilmar Industries, Inc.(1)                   58,472
                   1,600   Zale Corp.(1)                                45,800
                                                                 --------------
                                                                     1,355,338
                                                                 --------------
STEEL(3)
                     300   Bethlehem Steel Corporation(1)                2,475
                                                                 --------------
TEXTILES & APPAREL--0.4%
                   3,300   Dexter Corp. (The)                          105,806
                   7,400   Fruit of the Loom, Inc.(1)                  109,150
                   3,200   Polymer Group, Inc.(1)                       34,000
                   1,700   Quiksilver, Inc.(1)                          41,225
                   3,800   Tarrant Apparel Group(1)                    124,213
                     700   Tommy Hilfiger Corp.(1)                      42,350
                   1,900   VF Corp.                                     93,219
                   2,000   Warnaco Group, Inc. (The) Cl A               49,500
                   3,800   WS Atkins plc ORD                            32,987
                                                                 --------------
                                                                       632,450
                                                                 --------------

See Notes to Financial Statements


                                                 www.americancentury.com      49


Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998

Shares                                                                  Value
--------------------------------------------------------------------------------
TOBACCO--0.7%
                   1,500   Fortune Brands Pty. Ltd.                 $   51,094
                  10,800   Imperial Tobacco Group plc ORD              116,211
                  14,800   Philip Morris Companies Inc.                827,875
                   3,100   UST Inc.                                    107,725
                                                                 --------------
                                                                     1,102,905
                                                                 --------------
TRANSPORTATION--0.3%
                   6,200   Allied Holdings, Inc.(1)                     94,550
                   2,400   Atlas Air, Inc.(1)                          111,000
                   1,500   Avis Rent A Car, Inc.(1)                     31,594
                   5,300   Go-Ahead Group PLC (The) ORD                 59,479
                   3,389   Internatio-Muller NV ORD                     77,706
                  31,300   Stagecoach Holdings plc ORD                 117,259
                                                                 --------------
                                                                       491,588
                                                                 --------------
UTILITIES--2.8%
                   7,700   AGL Resources Inc.                          166,031
                   8,000   Ameren Corp.                                329,500
                   1,500   Baltimore Gas & Electric Co.                 46,031
                   1,300   Berliner Kraft-und
                              Licht-Aktiengesellschaft ORD              71,977
                  40,000   Centrais Eletricas de Santa
                              Catarina S.A. ORD                         25,302
                   3,800   Central & South West Corp.                  104,500
                  66,300   Cogeneration Public Co., Ltd.
                              (The) ORD(1)                              51,353
                   2,500   Columbia Energy Group                       141,875
                 684,700   Companhia de Saneamento Basico
                              do Estado de Sao Paulo ORD                75,223
                     700   Conectiv, Inc.                               16,100
                   3,800   Duke Energy Corp.                           237,738
                   2,100   Energy East Corp.                           111,431
                   5,200   Florida Progress Corp.                      222,300
                   4,100   FPL Group, Inc.                             251,125
                   2,900   Houston Industries Inc.                      91,713
                   2,300   IPALCO Enterprises, Inc.                    115,288
                   1,500   KN Energy, Inc.                              65,625
                   7,100   LG&E Energy Corp.                           198,800
                   5,300   Minnesota Power & Light Co.                 221,606
                   2,500   National Fuel Gas Co.                       114,844
                   3,200   New Century Energies, Inc.                  153,800
                  22,700   PacifiCorp                                  425,625
                   7,100   Potomac Electric Power Co.                  185,044
                   6,600   PP&L Resources, Inc.                        180,263
                   7,500   Sempra Energy                               187,969
                   6,300   Southern Co.                                185,850
                   2,300   Texas Utilities Co.                         102,494
                     500   Vestas Wind Systems A/S ORD(1)               24,084
                   6,300   Wisconsin Energy Corp.                      194,906
                                                                 --------------
                                                                     4,298,397
                                                                 --------------
TOTAL COMMON STOCKS                                                115,309,549
                                                                 --------------
   (Cost $99,862,034)

Shares/Principal Amount                                                 Value
--------------------------------------------------------------------------------
PREFERRED STOCKS--0.7%
COMMUNICATIONS SERVICES--0.1%
               3,000,000   Embratel Participacoes S.A.
                              ORD                                   $   48,689
               7,400,000   Tele Sudeste Celular Participacoes
                              S.A. ORD                                  40,033
               2,600,000   Telesp Participacoes S.A. ORD                72,926
                                                                 --------------
                                                                       161,648
                                                                 --------------
CONSUMER PRODUCTS--0.1%
                     100   Wella Aktiengesellschaft ORD                 88,540
                                                                 --------------
ENERGY (PRODUCTION & MARKETING)(3)
                 199,000   Petroleo Brasileiro S.A. ORD                 28,322
                                                                 --------------
FINANCIAL SERVICES--0.4%
                     910   Marschollek, Lautenschlaeger und
                              Partner AG ORD                           547,885
                                                                 --------------
MACHINERY & EQUIPMENT(3)
                     858   Krones AG ORD                                27,601
                                                                 --------------
RETAIL (SPECIALTY)--0.1%
                   2,200   Fielmann AG ORD                              99,342
                                                                 --------------
TEXTILES & APPAREL(3)
                      67   Jil Sander AG ORD                            24,164
                                                                 --------------
UTILITIES(3)
               2,113,000   Centrais Electricas Brasileiras
                              S.A. Cl B ORD                             59,794
               1,520,000   Companhia Paranaense de
                              Energia-Copel ORD                         14,612
                                                                 --------------
                                                                        74,406
                                                                 --------------
TOTAL PREFERRED STOCKS                                               1,051,908
                                                                 --------------
   (Cost $572,651)

U.S. TREASURY SECURITIES--2.0%
               $  600,000  U.S. Treasury Notes, 7.75%,
                              11/30/99                                 617,802
                 150,000   U.S. Treasury Notes, 6.625%,
                              7/31/01                                  157,488
                 325,000   U.S. Treasury Notes, 5.75%,
                              8/15/03                                  339,791
                 300,000   U.S. Treasury Notes, 6.625%,
                              5/15/07                                  337,011
                 250,000   U.S. Treasury Bonds, 8.75%,
                              5/15/17                                  351,123
               1,100,000   U.S. Treasury Bonds, 6.125%,
                              11/15/27                               1,242,417
                                                                 --------------
TOTAL U.S. TREASURY SECURITIES                                       3,045,632
                                                                 --------------
   (Cost $2,977,010)

                                              See Notes to Financial Statements


50      1-800-345-2021


Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998

Principal Amount                                                        Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES--1.0%
              $  500,000   FHLB, 5.71%, 3/19/03                     $  512,865
               1,000,000   FNMA MTN, 6.23%, 7/21/08                  1,022,880
                                                                 --------------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES                                                    1,535,745
                                                                 --------------
   (Cost $1,497,675)

SOVEREIGN GOVERNMENTS & AGENCIES--6.2%
$                500,000  Argentine Discount Notes,
                              VRN, 6.625%, 5/31/99,
                              resets semi-annually off the
                              6-month LIBOR plus
                              0.8125% with no caps                     376,250
DEM              650,000  Deutschland Republic, 4.75%,
                              7/4/28                                   379,069
DEM            3,300,000  Deutschland Republic, 6.00%,
                              9/15/03                                2,155,908
FRF            8,500,000  France O.A.T., 6.50%,
                              10/25/06                               1,757,058
CAD              400,000  Government of Canada,
                              6.00%, 6/1/08                            280,175
$                500,000  Government of Ecuador,
                              VRN, 6.625%, 2/28/99,
                              resets semi-annually off
                              the 6-month LIBOR plus
                              0.8125% with no caps                     275,234
$                500,000  Government of Poland, VRN,
                              6.69%, 4/30/99, resets
                              semi-annually off the
                              6-month LIBOR plus
                              0.8125% with no caps                     495,938
JPY          120,000,000  Japan Global, 2.90%,
                              12/20/05                               1,101,336
DKK            1,650,000  Kingdom of Denmark, 8.00%,
                              3/15/06                                  314,885
$                100,000  Quebec Province, 8.80%,
                              4/15/03                                  112,028
$                237,500  Republic of Argentina, VRN,
                              6.19%, 3/31/99, resets
                              semi-annually off the
                              6-month LIBOR plus
                              0.8125% with no caps                     205,289
$                590,135  Republic of Brazil, VRN,
                              8.00%, 12/15/98                          388,383
GBP              175,000  U.K. Treasury Bonds, 7.50%,
                              12/7/06                                  341,086
GBP              350,000  U.K. Treasury Bonds, 9.00%,
                              8/6/12                                   821,379
$                250,000  United Mexican States, 8.50%,
                              9/15/02                                  251,250

Principal Amount                                                        Value
--------------------------------------------------------------------------------
$                500,000  United Mexican States, VRN,
                              6.04%, 1/4/99 resets
                              semi-annually off the
                              6-month LIBOR plus
                              0.8125% with no caps                  $  406,875
                                                                 --------------
TOTAL SOVEREIGN
GOVERNMENTS & AGENCIES                                               9,662,143
                                                                 --------------
   (Cost $9,592,530)

MORTGAGE-BACKED SECURITIES(4)--2.3%
                  84,441   FHLMC Pool #E68523, 6.50%,
                              10/7/03                                   85,942
                 297,419   FNMA Pool #377181, 6.50%,
                              4/1/12                                   302,193
                  79,740   FNMA Pool #250576, 7.00%,
                              6/1/26                                    81,524
                 708,355   FNMA Pool #373510, 7.50%,
                              3/1/27                                   728,962
                 172,768   GNMA Pool #397233, 9.50%,
                              2/20/25                                  185,567
                  77,557   GNMA Pool #392995, 8.75%,
                              3/15/25                                   82,653
                 112,199   GNMA Pool #372335, 7.50%,
                              4/15/25                                  116,051
                 116,152   GNMA Pool #416856, 7.50%,
                              10/15/25                                 120,152
                 296,673   GNMA Pool #398509, 6.00%,
                              3/15/26                                  294,533
                  95,100   GNMA Pool #402682, 7.50%,
                              6/15/26                                   98,365
                 286,945   GNMA Pool #457351, 7.00%,
                              12/15/27                                 294,107
                 369,648   GNMA Pool #436194, 6.50%,
                              2/15/28                                  373,903
                 279,594   GNMA Pool #403770, 6.50%,
                              3/15/28                                  282,811
                 593,071   GNMA Pool #466804, 6.50%,
                              4/15/28                                  599,897
                                                                 --------------
TOTAL MORTGAGE-BACKED SECURITIES                                     3,646,660
                                                                 --------------
   (Cost $3,572,466)

ASSET-BACKED SECURITIES(4)--1.0%
                 300,000   AMRESCO, INC., Series 1998-2,
                              Class A4 SEQ, 6.45%, 4/25/27             303,533
                 300,000   CIT RV Trust, Series 1998 A,
                              Class A4 SEQ, 6.09%, 2/15/12             305,474
                 292,779   First Union-Lehman Brothers
                              Commercial Mortgage,
                              Series 1998 C2, Class A1 SEQ,
                              6.28%, 6/18/07                           300,071
                 200,000   Money Store (The) Home Equity
                              Trust, Series 1997 C,
                              Class AF6 SEQ, 6.67%, 3/1/03             204,399

See Notes to Financial Statements


                                                 www.americancentury.com      51


Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998

Principal Amount                                                        Value
--------------------------------------------------------------------------------
              $  194,161   Morgan Stanley Capital I,
                              Series 1998 WF1,
                              Class A1 SEQ, 6.25%, 7/15/07          $  198,814
                 100,000   Nationslink Funding Corp.,
                              Series 1998-2, Cl A1 SEQ,
                              6.00%, 11/20/07                          101,208
                  53,894   Textron Financial Corp. Receivables
                              Trust, Series 1997 A, Class A,
                              6.05%, 3/16/09 (Acquired
                              9/18/97, Cost $53,822)(2)                 54,118
                 100,000   United Companies Financial Corp.,
                              Home Equity Loan,
                              Series 1997 C, Class A7,
                              6.85%, 1/15/29                           103,068
                                                                 --------------
TOTAL ASSET-BACKED SECURITIES                                        1,570,685
                                                                 --------------
   (Cost $1,542,479)

CORPORATE BONDS--6.6%
AEROSPACE & DEFENSE--0.2%
                 300,000   Lockheed Martin Corp., 7.25%,
                              5/15/06                                  324,495
                                                                 --------------
AIRLINES--0.1%
                 150,000   United Air Lines, 9.00%,
                              12/15/03                                 167,918
                                                                 --------------
BANKING--1.5%
                 500,000   American Express Centurion Bank,
                              VRN, 5.22%, 12/18/98, resets
                              monthly off the 1-month LIBOR
                              minus 0.055% with no caps                500,000
                 500,000   Bay View Capital Corp., 9.125%,
                              8/15/02                                  466,250
                 300,000   Citigroup Inc., 7.125%, 5/15/06             322,257
               1,000,000   KeyBank N.A., VRN, 5.01%, 12/1/98,
                              resets daily off the
                              Federal Funds rate plus 0.03%
                              with no caps                             999,400
                                                                 --------------
                                                                     2,287,907
                                                                 --------------
COMMUNICATIONS SERVICES--0.7%
                 150,000   360 Communications Co.,
                              7.125%, 3/1/03                           160,032
                 100,000   Cincinnati Bell Inc., 6.30%,
                              12/1/28                                  101,766
                 100,000   MCI WorldCom, Inc., 6.40%,
                              8/15/05                                  104,012
                 100,000   MCI WorldCom, Inc., 7.55%,
                              4/1/04                                   108,625
                 250,000   Qwest Communications
                              International Inc., 7.50%,
                              11/1/08 (Acquired 10/28/98,
                              Cost $248,310)(2)                        255,000

Principal Amount                                                        Value
--------------------------------------------------------------------------------
              $  250,000   Qwest Communications
                              International Inc., Series B,
                              7.44%, 2/1/08 (Acquired
                              7/9/98, Cost $183,438)(2)(5)          $  188,750
                 100,000   Tele-Communications Inc., 8.25%,
                              1/15/03                                  110,192
                                                                 --------------
                                                                     1,028,377
                                                                 --------------
ELECTRICAL & ELECTRONIC
COMPONENTS--0.5%
                 350,000   Anixter International Inc., 8.00%,
                              9/15/03                                  371,529
                 250,000   DII Group, Inc., 8.50%, 9/15/07
                              (Acquired 9/17/97, Cost
                              $250,000)(2)                             245,625
                 250,000   Trench Electric & Trench Inc.,
                              10.25%, 12/15/07                         230,000
                                                                 --------------
                                                                       847,154
                                                                 --------------
ENERGY (PRODUCTION & MARKETING)--1.2%
                 250,000   Belco Oil & Gas Corp., Series B,
                              10.50%, 4/1/06                           246,563
                 100,000   Enron Corp., 6.625%, 11/15/05               103,620
                 500,000   Ocean Energy, Inc., 9.75%,
                              10/1/06                                  533,750
                 525,000   Oryx Energy Co., 8.375%,
                              7/15/04                                  572,702
                 250,000   Stone Energy Corp., 8.75%,
                              9/15/07 (Acquired 9/16/97,
                              Cost $248,208)(2)                        252,500
                 200,000   Triton Energy Ltd., 8.75%,
                              4/15/02                                  198,750
                                                                 --------------
                                                                     1,907,885
                                                                 --------------
ENERGY (SERVICES)--0.4%
                 500,000   Cliffs Drilling Company, 10.25%,
                              5/15/03                                  530,000
                 100,000   Petroleum Geo-Services ASA,
                              6.625%, 3/30/08                           99,610
                                                                 --------------
                                                                       629,610
                                                                 --------------
FINANCIAL SERVICES--0.3%
                 300,000   Comdisco, Inc., 6.50%, 4/30/99              300,954
                 100,000   General Motors Acceptance Corp.,
                              8.50%, 2/4/02                            108,333
                                                                 --------------
                                                                       409,287
                                                                 --------------
HEALTHCARE--0.4%
                 100,000   Aetna Services, Inc., 6.75%,
                              8/15/01                                  102,809
                 500,000   Tenet Healthcare Corp., 7.875%,
                              1/15/03                                  516,975
                                                                 --------------
                                                                       619,784
                                                                 --------------
LEISURE--0.1%
                 125,000   Time Warner Inc., 8.11%,
                              8/15/06                                  142,048
                                                                 --------------

                                              See Notes to Financial Statements


52      1-800-345-2021


Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998

Principal Amount                                                        Value
--------------------------------------------------------------------------------
MACHINERY & EQUIPMENT--0.2%
              $  250,000   United Rentals, Inc., 9.50%,
                              6/1/08
                                                                    $  257,813
                                                                 --------------
OFFICE EQUIPMENT & SUPPLIES--0.1%
                 100,000   Xerox Capital Trust, 8.00%,
                              2/1/27 (Acquired 7/17/97,
                              Cost $104,024)(2)                        111,280
                                                                 --------------
REAL ESTATE--0.2%
                 275,000   Spieker Properties, Inc., 6.80%,
                              12/15/01                                 278,055
                                                                 --------------
RETAIL (APPAREL)--0.1%
                 200,000   Saks Holdings, Inc., 7.25%,
                              12/1/04                                  200,960
                                                                 --------------
RETAIL (GENERAL MERCHANDISE)--0.3%
                 200,000   Federated Department Stores,
                              8.50%, 6/15/03                           220,414
                 300,000   Sears Roebuck Acceptance Corp.,
                              6.00%, 3/20/03                           307,947
                                                                 --------------
                                                                       528,361
                                                                 --------------
TOBACCO--0.2%
                 300,000   Philip Morris Companies Inc.,
                              6.80%, 12/1/03                           315,894
                                                                 --------------
UTILITIES--0.1%
                 100,000   PG&E Corp., 6.25%, 3/1/04                   103,458
                                                                 --------------
TOTAL CORPORATE BONDS                                               10,160,286
                                                                 --------------
   (Cost $9,972,237)

COMMERCIAL PAPER(6)--2.2%
CREDIT CARD & TRADE RECEIVABLES--0.5%
                 750,000   Dakota Certificates (Citibank),
                              5.35%, 2/19/99 (Acquired
                              11/16/98, Cost $739,411)(2)              741,486
                                                                 --------------
EDUCATION--0.9%
                 400,000   Leland Stanford University, 4.95%,
                              4/8/99                                   392,850
               1,000,000   Yale University, 5.05%, 2/16/99             989,057
                                                                 --------------
                                                                     1,381,907
                                                                 --------------
FINANCIAL SERVICES--0.4%
                 560,000   Falcon Asset Securities Corp.,
                              5.29%, 12/4/98 (Acquired
                              10/7/98, Cost $555,227)(2)               559,711
                                                                 --------------
INDUSTRIAL--0.4%

Principal Amount                                                        Value
--------------------------------------------------------------------------------
              $  700,000   Siebe plc, 5.22%, 2/17/99
                              (Acquired 10/14/98, Cost
                              $687,383)(2)                          $  692,244
                                                                 --------------
TOTAL COMMERCIAL PAPER                                               3,375,348
                                                                 --------------
   (Cost $3,375,184)

CERTIFICATES OF DEPOSIT--0.6%
               1,000,000   National Westminster Bank PLC,
                              5.65%, 3/3/99                          1,000,866
                                                                 --------------
   (Cost $999,521)
BANK NOTES--0.9%
                 405,000   General Motors Acceptance Corp.
                              MTN, 7.375%, 4/15/99                     407,871
               1,000,000   Morgan Stanley Dean Witter,
                              Discovery & Co., 5.625%,
                              3/1/99                                 1,000,380
                                                                 --------------
TOTAL BANK NOTES                                                     1,408,251
                                                                 --------------
   (Cost $1,408,041)

TEMPORARY CASH INVESTMENTS--2.0%
   Repurchase Agreement, State Street Boston
    Corp., (U.S. Treasury obligations), in a joint
    trading account at 5.18%, dated 11/30/98,
    due 12/1/98 (Delivery value  $3,100,446)                         3,100,000
                                                                 --------------
   (Cost $3,100,000)

TOTAL INVESTMENT SECURITIES--100.0%                               $154,867,073
                                                                 ==============
   (Cost $138,471,828)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

           Contracts        Settlement                             Unrealized
            to Sell           Date                Value            Gain (Loss)
-----------------------------------------------------------------------------
         343,754  CHF       12/30/98          $  247,160            $(2,185)
         951,599  DEM       12/30/98             562,597            (4,357)
       2,978,696  FRF       12/30/98             525,154            (3,586)
         385,043  GBP       12/30/98             634,771            3,030
      86,722,305  JPY       12/30/98             707,581            13,530
         566,157  NLG       12/30/98             296,968            (2,325)
                                              -----------          ----------
                                              $2,974,231            $4,107
                                              ===========          ==========
(Value on Settlement Date $2,978,338)

See Notes to Financial Statements


                                                 www.americancentury.com      53


Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

CAD = Canadian Dollar

CHF = Swiss Franc

DEM = German Mark

DKK = Danish Krone

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

FRF = French Franc

GBP = British Pound

GDR = Global Depositary Receipt

GNMA = Government National Mortgage Association

JPY = Japanese Yen

LIBOR = London Interbank Offered Rate

MTN = Medium Term Note

NLG = Netherlands Guilder

ORD = Foreign Ordinary Share

VRN  =  Variable  Rate  Note.  Interest  reset  date is  indicated  and  used in
     calculating  the  weighted  average  portfolio  maturity.   Rate  shown  is
     effective November 30, 1998.

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

(1) Non-income producing.

(2) Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at November 30, 1998, was $3,573,608, which represented 2.3% of net assets.

(3) Industry is less than 0.05% of total investment securities.

(4) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(5) Step-coupon security. Yield to maturity at purchase is indicated. These securities become interest bearing at a predetermined rate and future date and are purchased at a substantial discount from their value at maturity.

(6) The rates for commercial paper are the yield to maturity at purchase.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the share amount (stocks) or principal amount (bonds) of each investment

* the market value of each investment

* the percentage of investments in each industry, as applicable

* the percent and dollar breakdown of each investment category

                                              See Notes to Financial Statements


54      1-800-345-2021


Statements of Assets and Liabilities
--------------------------------------------------------------------------------

                                                               STRATEGIC       STRATEGIC      STRATEGIC
                                                              ALLOCATION:     ALLOCATION:    ALLOCATION:
                                                              CONSERVATIVE     MODERATE     AGGRESSIVE
NOVEMBER 30, 1998
ASSETS
Investment securities, at value
  (identified cost of $175,647,499,
  $251,903,454 and $138,471,828,
  respectively) (Note 3) ..................................   $187,068,072   $273,817,351   $154,867,073
Foreign currency holdings, at value
  (identified cost of $30,382,
  $164,916, and $179,199, respectively) ...................         30,373         13,977           --
Cash ......................................................        100,614        482,672        347,449
Receivable for investments sold ...........................        257,744      1,017,640        689,680
Receivable for forward foreign
  currency exchange contracts .............................         12,701         28,418         16,560
Dividends and interest receivable .........................      1,195,408      1,451,886        606,280
                                                              ------------   ------------   ------------
                                                               188,664,912    276,811,944    156,527,042
                                                              ------------   ------------   ------------
LIABILITIES
Disbursements in excess of
  demand deposit cash .....................................         29,561        267,943        398,021
Payable for investments purchased .........................        878,593      1,090,265        467,960
Payable for capital shares redeemed .......................         28,845        213,051        141,394
Payable for forward foreign
  currency exchange contracts .............................          8,063         20,154         12,453
Accrued management fees (Note 2) ..........................        150,954        243,154        149,363
Distribution fees payable (Note 2) ........................          1,345          2,698          2,068
Service fees payable (Note 2) .............................          1,345          2,698          2,068
Payable for directors' fees and expenses ..................            198            298            173
                                                              ------------   ------------   ------------
                                                                 1,098,904      1,840,261      1,173,500
                                                              ------------   ------------   ------------
Net assets ................................................   $187,566,008   $274,971,683   $155,353,542
                                                              ============   ============   ============
NET ASSETS CONSIST OF:
Capital (par value and paid in surplus) ...................   $170,519,957   $244,801,771   $134,359,740
Undistributed net investment income .......................        862,173      1,114,240      1,938,974
Accumulated undistributed net
  realized gain from investment
  and foreign currency transactions .......................      4,757,711      7,128,688      2,650,213
Net unrealized appreciation on
  investments and translation of assets
  and liabilities in foreign currencies
  (Note 3) ................................................     11,426,167     21,926,984     16,404,615
                                                              ------------   ------------   ------------
                                                              $187,566,008   $274,971,683   $155,353,542
                                                              ============   ============   ============
Investor Class, $0.01 Par Value
Net assets ................................................   $180,970,193   $261,720,675   $145,125,352
Shares outstanding ........................................     32,372,266     42,070,166     22,193,885
Net asset value per share .................................   $       5.59   $       6.22   $       6.54
Advisor Class, $0.01 Par Value
Net assets ................................................   $  6,595,815   $ 13,251,008   $ 10,228,190
Shares outstanding ........................................      1,179,042      2,131,778      1,567,574
Net asset value per share .................................   $       5.59   $       6.22   $       6.52

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders; net gains earned on investment activity but not yet paid to shareholders or net losses on investment activity (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


                                                 www.americancentury.com      55


Statements of Operations
--------------------------------------------------------------------------------

                                              STRATEGIC      STRATEGIC       STRATEGIC
                                             ALLOCATION:    ALLOCATION:     ALLOCATION:
                                            CONSERVATIVE     MODERATE       AGGRESSIVE
YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME
Income:
Interest ...............................   $  6,522,486    $  6,673,769    $  2,461,091
Dividends (net of foreign taxes
  withheld of $22,677, $65,676,
  and $48,413, respectively) ...........      1,129,445       2,155,406       1,336,021
                                           ------------    ------------    ------------
                                              7,651,931       8,829,175       3,797,112
                                           ------------    ------------    ------------
Expenses (Note 2):
Management fees ........................      1,745,096       2,753,459       1,672,024
Distribution fees -- Advisor Class .....         14,302          33,191          24,236
Service fees -- Advisor Class ..........         14,302          33,191          24,236
Directors' fees and expenses ...........          1,759           2,582           1,485
                                           ------------    ------------    ------------
                                              1,775,459       2,822,423       1,721,981
                                           ------------    ------------    ------------
Net investment income ..................      5,876,472       6,006,752       2,075,131
                                           ------------    ------------    ------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY (NOTE 3)
Net realized gain (loss) on:
Investments ............................      4,884,819       8,091,763       3,436,300
Foreign currency transactions ..........        (76,470)       (265,029)       (103,792)
                                           ------------    ------------    ------------
                                              4,808,349       7,826,734       3,332,508
                                           ------------    ------------    ------------
Change in net unrealized
  appreciation on:
  Investments ..........................      4,667,575      10,094,062       6,654,045
  Translation of assets and
  liabilities in foreign
  currencies ...........................          2,020           4,930           2,630
                                           ------------    ------------    ------------
                                              4,669,595      10,098,992       6,656,675
                                           ------------    ------------    ------------
Net realized and unrealized
gain on investments and
foreign currency .......................      9,477,944      17,925,726       9,989,183
                                           ------------    ------------    ------------
Net Increase in Net Assets
Resulting from Operations ..............   $ 15,354,416    $ 23,932,478    $ 12,064,314
                                           ============    ============    ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF OPERATIONS--This statement breaks down how each fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* interest and dividend income

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

                                              See Notes to Financial Statements


56      1-800-345-2021


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED NOVEMBER 30, 1998 AND NOVEMBER 30, 1997

                                        STRATEGIC ALLOCATION:             STRATEGIC ALLOCATION:            STRATEGIC ALLOCATION:
                                           CONSERVATIVE                         MODERATE                         AGGRESSIVE
                                        1998            1997              1998             1997            1998            1997
OPERATIONS
Net investment income .......... $   5,876,472    $   2,737,787    $   6,006,752    $   3,467,169    $   2,075,131    $   1,412,566
Net realized gain on
  investments and foreign
  currency transactions ........     4,808,349        8,306,339        7,826,734        6,702,937        3,332,508        3,912,369
Change in net unrealized
  appreciation on investments
  and translation of assets
  and liabilites in
  foreign currencies ...........     4,669,595       (2,095,441)      10,098,992        7,927,799        6,656,675        6,690,552
                                 -------------    -------------    -------------    -------------    -------------    -------------
Net increase in net assets
  resulting from operations ....    15,354,416        8,948,685       23,932,478       18,097,905       12,064,314       12,015,487
                                 -------------    -------------    -------------    -------------    -------------    -------------
DISTRIBUTIONS TO
SHAREHOLDERS
From net investment income:
  Investor Class ...............    (5,800,329)      (1,635,899)      (5,873,919)      (2,707,084)      (1,584,225)        (334,675)
  Advisor Class ................      (187,045)        (118,709)        (276,208)        (152,937)         (95,179)         (40,079)
From net realized gains on
  investment transactions:
  Investor Class ...............    (7,295,786)      (1,061,595)      (6,635,893)         (80,982)      (3,703,277)            --
  Advisor Class ................      (204,754)         (70,914)        (295,112)         (10,493)        (268,899)            --
                                 -------------    -------------    -------------    -------------    -------------    -------------
Decrease in net assets
  from distributions ...........   (13,487,914)      (2,887,117)     (13,081,132)      (2,951,496)      (5,651,580)        (374,754)
                                 -------------    -------------    -------------    -------------    -------------    -------------
CAPITAL SHARE
TRANSACTIONS (NOTE 4)
Net increase in net assets
  from capital share
  transactions .................    24,713,711      117,841,280       54,162,988      129,408,618       31,349,164       53,802,871
                                 -------------    -------------    -------------    -------------    -------------    -------------
Net increase in
net assets .....................    26,580,213      123,902,848       65,014,334      144,555,027       37,761,898       65,443,604

NET ASSETS
Beginning of year ..............   160,985,795       37,082,947      209,957,349       65,402,322      117,591,644       52,148,040
                                 -------------    -------------    -------------    -------------    -------------    -------------
End of year .................... $ 187,566,008    $ 160,985,795    $ 274,971,683    $ 209,957,349    $ 155,353,542    $ 117,591,644
                                 =============    =============    =============    =============    =============    =============

Undistributed net
investment income .............. $     862,173    $   1,196,127    $   1,114,240    $   1,264,693    $   1,938,974    $   1,580,834
                                 =============    =============    =============    =============    =============    =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how each fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* capital share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

See Notes to Financial Statements


                                                 www.americancentury.com      57


Notes to Financial Statements
--------------------------------------------------------------------------------
NOVEMBER 30, 1998

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION--American Century Strategic Asset Allocations, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century Strategic
Allocation: Conservative (Strategic Allocation: Conservative), American Century Strategic Allocation: Moderate (Strategic Allocation: Moderate) and American Century Strategic Allocation: Aggressive (Strategic Allocation: Aggressive) (the Funds) are three of the funds currently issued by the Corporation. The Funds' investment objective is to provide as high a level of total return (capital appreciation plus dividend and interest income) as is consistent with each Fund's risk profile. The Funds seek to achieve this by diversifying investments among three asset classes - equity securities, bonds and cash equivalent instruments, the mix of which will depend on the risk profile of each Fund. The Funds are authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The following significant accounting policies are in accordance with generally accepted accounting principles.

     SECURITY VALUATIONS--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS--Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     FOREIGN CURRENCY TRANSACTIONS--The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than portfolio securities, resulting from changes in the exchange rates.

     Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of portfolio securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--The Funds may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Funds' exposure to foreign currency exchange rate fluctuations. When required, the Funds will segregate assets in an amount sufficient to cover their obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

     REPURCHASE AGREEMENTS--The Funds may enter into repurchase agreements with institutions that the Funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy


58      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998

pursuant  to  criteria  adopted  by the  Board  of  Directors.  Each  repurchase agreement is recorded at cost. The Funds require that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Funds under each repurchase agreement.

    JOINT TRADING ACCOUNT--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS--It is the policy of the Funds to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly, with the exception of those for Strategic Allocation:
Aggressive, which are declared and paid annually. Distributions from net realized gains are declared and paid annually, usually in December, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the Investment Company Act.

    On  December  18,  1998,  Strategic  Allocation:   Conservative,   Strategic
Allocation: Moderate and Strategic Allocation: Aggressive declared and paid a distribution from net investment income to shareholders of record on that date of $0.0332, $0.0241 and $0.0788 for the Investor Class, respectively, and $0.0330, $0.0169 and $0.0631 for the Advisor Class respectively. Also, on December 18, 1998, the Funds declared and paid a distribution from net realized gains on investments to shareholders of record on that date of $0.1780, $0.2061 and $0.1641 for both classes, respectively.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    ADDITIONAL INFORMATION--Funds Distributor, Inc. (FDI) is the Corporation's distributor. Certain officers of FDI are also officers of the Corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The Corporation has entered into Management Agreements with ACIM that provide each Fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreements provide that all expenses of the Funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each class's average daily closing net assets during the previous month. The annual management fee for each class of the Funds is as follows:

                          STRATEGIC ALLOCATION:          STRATEGIC ALLOCATION:         STRATEGIC ALLOCATION:
                               CONSERVATIVE                      MODERATE                    AGGRESSIVE
                         INVESTOR        ADVISOR        INVESTOR        ADVISOR       INVESTOR        ADVISOR
AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------------------------
First $1 billion           1.00%          0.75%          1.10%           0.85%          1.20%          0.95%
Over $1 billion            0.90%          0.65%          1.00%           0.75%          1.10%          0.85%

    The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the Plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the Funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the Funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the Plan during the year ended November 30, 1998, were $28,604 in Strategic Allocation: Conservative, $66,382 in Strategic Allocation: Moderate and $48,472 in Strategic Allocation: Aggressive.

    Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, and the Corporation's transfer agent, American Century Services Corporation.


                                                 www.americancentury.com      59


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

  Investment transactions, excluding short-term investments, for the year ended November 30, 1998, were as follows:

                                STRATEGIC ALLOCATION:  STRATEGIC ALLOCATION:  STRATEGIC ALLOCATION:
                                    CONSERVATIVE             MODERATE              AGGRESSIVE
PURCHASES
Investment Securities other
  than U.S. Government
  & Agency Obligations ....        $ 136,079,945         $ 285,292,079         $ 186,813,061
U.S. Government &
  Agency Obligations ......           48,087,495            31,707,749             8,195,264

PROCEEDS FROM SALES
Investment Securities other
  than U.S. Government
  & Agency Obligations ....        $ 118,555,359         $ 247,533,633         $ 162,460,058
U.S. Government &
  Agency Obligations ......           48,305,261            28,223,314             6,806,940


  On  November  30,  1998,  the  composition  of  unrealized   appreciation  and
depreciaton of investment  securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                STRATEGIC ALLOCATION:  STRATEGIC ALLOCATION:  STRATEGIC ALLOCATION:
                                    CONSERVATIVE             MODERATE              AGGRESSIVE

Appreciation ..............        $  13,057,190         $  25,358,310         $  18,623,710
Depreciation ..............           (3,064,595)           (5,802,003)           (3,494,135)
                                   -------------         -------------         -------------
Net .......................        $   9,992,595         $  19,556,307         $  15,129,575
                                   =============         =============         =============
Federal Tax Cost ..........        $ 177,075,477         $ 254,261,044         $ 139,737,498
                                   =============         =============         =============


60      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

   Transactions in shares of the Funds were as follows:

                                STRATEGIC ALLOCATION:           STRATEGIC ALLOCATION:            STRATEGIC ALLOCATION:
                                    CONSERVATIVE                      MODERATE                        AGGRESSIVE
                              SHARES            AMOUNT       SHARES             AMOUNT         SHARES            AMOUNT
INVESTOR CLASS
Authorized shares ....      50,000,000                        50,000,000                        50,000,000
                         =============                     =============                     =============
Year ended
November 30, 1998
Sold .................      14,341,532    $  78,794,970       23,620,687    $ 143,489,927       12,549,015    $  80,160,388
Issued in reinvestment
  of distributions ...       2,221,536       11,843,897        2,116,707       12,429,433          895,817        5,276,602
Redeemed .............     (12,448,203)     (68,202,816)     (17,345,468)    (105,655,521)      (8,778,771)     (55,922,680)
                         -------------    -------------    -------------    -------------    -------------    -------------
Net increase .........       4,114,865    $  22,436,051        8,391,926    $  50,263,839        4,666,061    $  29,514,310
                         =============    =============    =============    =============    =============    =============
Year ended
November 30, 1997
Sold .................      15,110,838    $  80,391,536       32,728,841    $ 184,160,266       15,672,301    $  90,016,196
Issued in
acquisition
  (Note 6) ...........      15,634,044       84,083,213             --               --               --               --
Issued in reinvestment
  of distributions ...         493,328        2,628,610          492,287        2,759,037           61,577          333,753
Redeemed .............      (9,277,253)     (49,311,307)     (10,218,993)     (57,762,540)      (6,568,831)     (38,102,524)
                         -------------    -------------    -------------    -------------    -------------    -------------
Net increase .........      21,960,957    $ 117,792,052       23,002,135    $ 129,156,763        9,165,047    $  52,247,425
                         =============    =============    =============    =============    =============    =============
ADVISOR CLASS
Authorized shares ....      25,000,000                        25,000,000                        25,000,000
                         =============                     =============                     =============
Year ended
November 30, 1998
Sold .................         733,231    $   4,045,949        1,851,968    $  11,078,436          791,693    $   5,187,411
Issued in
reinvestment
  of distributions ...          73,283          391,794           97,244          571,210           61,708          364,076
Redeemed .............        (392,972)      (2,160,083)      (1,252,277)      (7,750,497)        (584,629)      (3,716,633)
                         -------------    -------------    -------------    -------------    -------------    -------------
Net increase .........         413,542    $   2,277,660          696,935    $   3,899,149          268,772    $   1,834,854
                         =============    =============    =============    =============    =============    =============
Year ended
November 30, 1997
Sold .................         502,309    $   2,650,382          941,573    $   5,242,310          937,541    $   5,585,021
Issued in
reinvestment
  of distributions ...          35,677          189,621           29,539          163,429            7,395           40,079
Redeemed .............        (528,140)      (2,790,775)        (933,292)      (5,153,884)        (707,493)      (4,069,654)
                         -------------    -------------    -------------    -------------    -------------    -------------
Net increase .........           9,846    $      49,228           37,820    $     251,855          237,443    $   1,555,446
                         =============    =============    =============    =============    =============    =============

--------------------------------------------------------------------------------
5. BANK LOANS

    Effective December 18, 1998, the Funds, along with certain other funds managed by ACIM, have entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%.


                                                 www.americancentury.com      61


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998

--------------------------------------------------------------------------------
6. REORGANIZATION PLAN

     On August 29, 1997, Strategic Allocation: Conservative acquired all of the net assets of the American Century - Benham Capital Manager Fund (Capital Manager), pursuant to a plan of reorganization approved by the acquired fund's shareholders on July 30, 1997. Strategic Allocation: Conservative is the surviving fund for the purposes of maintaining the financial statements and performance history in the post-reorganization.

     The acquisition was accomplished by a tax-free exchange of 15,634,044 Investor Class shares of Strategic Allocation: Conservative for 6,911,352 shares of Capital Manager, outstanding on August 29, 1997. The net assets of Strategic
Allocation: Conservative and Capital Manager immediately before the acquisitions were $69,616,379 and $84,083,213, respectively. Capital Manager's net assets, including unrealized appreciation of $7,459,955, were combined with that of Strategic Allocation: Conservative. Immediately after the acquisition, the combined net assets of Strategic Allocation: Conservative were $153,699,592.


62      1-800-345-2021


Conservative--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                      Investor Class
                                           1998             1997          1996(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period   $      5.55     $      5.26     $      5.00
                                       -----------     -----------     -----------
Income From Investment Operations
  Net Investment Income(2) .........          0.18            0.19            0.13
  Net Realized and Unrealized
  Gain on Investment Transactions ..          0.31            0.36            0.22
                                       -----------     -----------     -----------
  Total From Investment Operations .          0.49            0.55            0.35
                                       -----------     -----------     -----------
Distributions
  From Net Investment Income .......         (0.19)          (0.17)          (0.09)
  From Net Realized Gain on
  Investment Transactions ..........         (0.26)          (0.09)           --
                                       -----------     -----------     -----------
  Total Distributions ..............         (0.45)          (0.26)          (0.09)
                                       -----------     -----------     -----------
Net Asset Value, End of Period .....   $      5.59     $      5.55     $      5.26
                                       ===========     ===========     ===========
  Total Return(3) ..................          9.43%          10.87%           7.02%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ..............          1.00%           1.00%           1.01%(4)
Ratio of Net Investment Income
to Average Net Assets ..............          3.35%           3.48%           3.67%(4)
Portfolio Turnover Rate ............           113%            124%(5)          44%
Net Assets, End of Period
(in thousands) .....................   $   180,970     $   156,733     $    33,110

(1) February 15, 1996 (inception) through November 30, 1996.

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

(5) Purchases, sales, and the market value of securities for the American Century Capital Manager Fund prior to the merger were excluded from the portfolio turnover calculation. See note 6 in Notes to Financial Statements.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                                 www.americancentury.com      63


Conservative--Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                    Advisor Class
                                           1998          1997         1996(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period   $    5.56     $    5.26     $    5.09
                                       ---------     ---------     ---------
Income From Investment Operations
  Net Investment Income(2) .........        0.17          0.17          0.03
  Net Realized and Unrealized Gain
  on Investment Transactions .......        0.31          0.38          0.14
                                       ---------     ---------     ---------
  Total From Investment Operations .        0.48          0.55          0.17
                                       ---------     ---------     ---------
Distributions
  From Net Investment Income .......       (0.19)        (0.16)         --
  From Net Realized Gain on
  Investment Transactions ..........       (0.26)        (0.09)         --
                                       ---------     ---------     ---------
  Total Distributions ..............       (0.45)        (0.25)         --
                                       ---------     ---------     ---------
Net Asset Value, End of Period .....   $    5.59     $    5.56     $    5.26
                                       =========     =========     =========
  Total Return(3) ..................        9.06%        10.77%         3.34%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ..............        1.25%         1.25%         1.25%(4)
Ratio of Net Investment Income
to Average Net Assets ..............        3.10%         3.23%         3.25%(4)
Portfolio Turnover Rate ............         113%          124%(5)        44%
Net Assets, End of Period
(in thousands) .....................   $   6,596     $   4,253     $   3,973

(1) October 2, 1996 (commencement of sale) through November 30, 1996.

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

(5) Purchases, sales, and the market value of securities for the American Century Capital Manager Fund prior to the merger were excluded from the portfolio turnover calculation. See note 6 in Notes to Financial Statements.

                                              See Notes to Financial Statements


64      1-800-345-2021


Moderate--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                      Investor Class
                                             1998            1997           1996(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period   $      5.98     $      5.42     $      5.00
                                       -----------     -----------     -----------
Income From Investment Operations
  Net Investment Income(2) .........          0.15            0.14            0.10
  Net Realized and Unrealized Gain
  on Investment Transactions .......          0.45            0.56            0.39
                                       -----------     -----------     -----------
  Total From Investment Operations .          0.60            0.70            0.49
                                       -----------     -----------     -----------
Distributions
  From Net Investment Income .......         (0.16)          (0.13)          (0.07)
  From Net Realized Gain on
  Investment Transactions ..........         (0.20)          (0.01)           --
                                       -----------     -----------     -----------
  Total Distributions ..............         (0.36)          (0.14)          (0.07)
                                       -----------     -----------     -----------
Net Asset Value, End of Period .....   $      6.22     $      5.98     $      5.42
                                       ===========     ===========     ===========
  Total Return(3) ..................         10.32%          13.02%           9.91%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ..............          1.10%           1.10%           1.10%(4)
Ratio of Net Investment Income
to Average Net Assets ..............          2.38%           2.43%           2.52%(4)
Portfolio Turnover Rate ............           127%            119%             78%
Net Assets, End of Period
(in thousands) .....................   $   261,721     $   201,384     $    57,836

(1) February 15, 1996 (inception) through November 30, 1996.

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                                 www.americancentury.com      65


Moderate--Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                    Advisor Class
                                          1998           1997         1996(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period   $     5.98     $     5.42    $     5.24
                                       ----------     ----------    ----------
Income From Investment Operations
  Net Investment Income(2) .........         0.13           0.12          0.02
  Net Realized and Unrealized Gain
  on Investment Transactions .......         0.45           0.56          0.16
                                       ----------     ----------    ----------
  Total From Investment Operations .         0.58           0.68          0.18
                                       ----------     ----------    ----------
Distributions
  From Net Investment Income .......        (0.14)         (0.11)         --
  From Net Realized Gain on
  Investment Transactions ..........        (0.20)         (0.01)         --
                                       ----------     ----------    ----------
  Total Distributions ..............        (0.34)         (0.12)         --
                                       ----------     ----------    ----------
Net Asset Value, End of Period .....   $     6.22     $     5.98    $     5.42
                                       ==========     ==========    ==========
  Total Return(3) ..................        10.07%         12.72%         3.44%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ..............         1.35%          1.35%         1.35%(4)
Ratio of Net Investment Income
to Average Net Assets ..............         2.13%          2.18%         2.10%(4)
Portfolio Turnover Rate ............          127%           119%           78%
Net Assets, End of Period
(in thousands) .....................   $   13,251     $    8,573    $    7,566

(1) October 2, 1996 (commencement of sale) through November 30, 1996.

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

                                              See Notes to Financial Statements


66      1-800-345-2021


Aggressive--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                     Investor Class
                                           1998           1997            1996(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period . $      6.25     $      5.53     $      5.00
                                       -----------     -----------     -----------
Income From Investment Operations
  Net Investment Income(2) ...........        0.10            0.09            0.07
  Net Realized and Unrealized Gain
  on Investment Transactions .........        0.49            0.67            0.46
                                       -----------     -----------     -----------
  Total From Investment Operations ...        0.59            0.76            0.53
                                       -----------     -----------     -----------
Distributions
  From Net Investment Income .........       (0.09)          (0.04)           --
  From Net Realized Gain on
  Investment Transactions ............       (0.21)           --              --
                                       -----------     -----------     -----------
  Total Distributions ................       (0.30)          (0.04)           --
                                       -----------     -----------     -----------
Net Asset Value, End of Period ....... $      6.54     $      6.25     $      5.53
                                       ===========     ===========     ===========
  Total Return(3) ....................        9.93%          13.84%          10.60%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ................        1.20%           1.20%           1.20%(4)
Ratio of Net Investment Income
to Average Net Assets ................        1.49%           1.58%           1.72%(4)
Portfolio Turnover Rate ..............         134%            135%             64%
Net Assets, End of Period
(in thousands) ....................... $   145,125     $   109,497     $    46,276

(1) February 15, 1996 (inception) through November 30, 1996.

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                                 www.americancentury.com      67


Aggressive--Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                        Advisor Class
                                              1998           1997          1996(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period .... $     6.23     $     5.53     $     5.37
                                          ----------     ----------     ----------
Income From Investment Operations
  Net Investment Income(2) ..............       0.08           0.07           0.01
  Net Realized and Unrealized Gain
  on Investment Transactions ............       0.49           0.67           0.15
                                          ----------     ----------     ----------
  Total From Investment Operations ......       0.57           0.74           0.16
                                          ----------     ----------     ----------
Distributions
  From Net Investment Income ............      (0.07)         (0.04)          --
  From Net Realized Gain on
  Investment Transactions ...............      (0.21)          --             --
                                          ----------     ----------     ----------
  Total Distributions ...................      (0.28)         (0.04)          --
                                          ----------     ----------     ----------
Net Asset Value, End of Period .......... $     6.52     $     6.23     $     5.53
                                          ==========     ==========     ==========
  Total Return(3) .......................       9.66%         13.43%          2.98%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ...................       1.45%          1.45%          1.45%(4)
Ratio of Net Investment Income
to Average Net Assets ...................       1.24%          1.33%          1.31%(4)
Portfolio Turnover Rate .................        134%           135%            64%
Net Assets, End of Period
(in thousands) .......................... $   10,228     $    8,095     $    5,872

(1) October 2, 1996 (commencement of sale) through November 30, 1996.

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

                                              See Notes to Financial Statements


68      1-800-345-2021


Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc:

   We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Century Strategic
Allocation: Conservative, American Century Strategic Allocation: Moderate and American Century Strategic Allocation: Aggressive (the "Funds"), comprising American Century Strategic Asset Allocations, Inc., as of November 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for the each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period February 15, 1996 (inception) through November 30, 1996. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial positions of American Century Strategic Allocation: Conservative, American Century Strategic Allocation:
Moderate and American Century Strategic Allocation: Aggressive as of November 30, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Kansas City, Missouri
January 15, 1999


                                                 www.americancentury.com      69


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

     Two classes of shares are authorized for sale by the Strategic Asset Allocation funds: INVESTOR CLASS and ADVISOR CLASS.

     INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. THE PRICE AND PERFORMANCE OF THE INVESTOR CLASS SHARES ARE LISTED IN NEWSPAPERS. NO OTHER CLASS IS CURRENTLY LISTED.

     ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than the total expense ratio of the Investor Class.

     Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Conversions/Redemptions form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


70      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     Each American Century Strategic Asset Allocation fund invests in a diversified portfolio of stocks, bonds, and money market securities, with the objective of achieving as high a level of total return as is consistent with the fund's asset mix. The funds rely on a team management approach--groups of managers are responsible for the ongoing active management of the individual fund components.

     STRATEGIC ALLOCATION: CONSERVATIVE emphasizes bonds and money market securities to provide regular income and principal protection. The fund also provides the potential for moderate long-term growth by investing a portion of its assets in stocks.

     STRATEGIC ALLOCATION: MODERATE emphasizes common stocks for their long-term growth prospects, but it maintains a sizable stake in bonds and money market securities to provide some income and increase overall price stability.

     STRATEGIC ALLOCATION: AGGRESSIVE focuses primarily on common stocks as a source of long-term growth, but it maintains a small portion of its assets in bonds and money market securities to provide a modest amount of income and help cushion the share price volatility of the stock portion.

     The risk designations are relative only to the three Strategic Asset Allocation funds and do not represent comparisons with any other investment.

     The funds invest in both domestic and foreign securities. International investing involves special risks, such as political instability and currency fluctuations.

COMPARATIVE INDICES

     The indices listed below are used in the report as fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is composed of 500 large-capitalization stocks traded on domestic exchanges. It is considered a broad measure of large-company stock performance.

     The S&P MIDCAP 400 is composed of 400 mid-capitalization stocks traded on domestic exchanges. It is considered a broad measure of mid-sized stock performance.

     The S&P SMALLCAP 600 is composed of 600 small-capitalization stocks traded on domestic exchanges. It is considered a broad measure of small-company stock performance.

     The LEHMAN AGGREGATE BOND INDEX reflects the combined performance of several Lehman bond indices, including the TREASURY BOND, CORPORATE BOND, and MORTGAGE-BACKED SECURITIES indices.

     The MORGAN STANLEY EUROPE, AUSTRALASIA, FAR EAST (EAFE(reg.tm)) INDEX is a widely followed group of stocks from 22 different countries (excluding the U.S.). Morgan Stanley also maintains representative stock indices from various regions around the world, including EUROPE, ASIA PACIFIC, and LATIN AMERICA.

     The SALOMON BROTHERS NON-U.S. WORLD GOVERNMENT BOND INDEX consists of government bonds from 16 countries (excluding the U.S.). Salomon also maintains representative government bond indices from various regions around the world, including EUROPE and JAPAN.

     The THREE-MONTH TREASURY BILL INDEX is derived from secondary market interest rates as published by the Federal Reserve Bank.

[right margin]

THE FUNDS' NEUTRAL ASSET MIXES*
                    CON      MOD      AGG
STOCKS              40%      60%      75%
BONDS               45%      30%      20%
CASH
  (MONEY MARKET
  SECURITIES)       15%      10%       5%

* The funds' actual asset mixes will vary from the neutral mixes based on investment performance. Fund managers regularly review the portfolios and rebalance the asset mixes to stay within the funds' preset operating ranges.

INVESTMENT TEAM LEADERS

PORTFOLIO MANAGERS
     JEFF TYLER
     BRIAN HOWELL


                                                 www.americancentury.com      71


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 63-68.

STOCK PORTFOLIO STATISTICS

* NUMBER OF COMPANIES--the number of different companies held by a fund on a given date.

* DIVIDEND YIELD--a percentage return calculated by dividing a company's annual cash dividend by the current market value of the company's stock.

* PRICE/EARNINGS RATIO--a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of a percentage. (Earnings per share is calculated by dividing a company's after-tax earnings by its outstanding shares.)

BOND PORTFOLIO STATISTICS

* NUMBER OF SECURITIES--the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM)--a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* AVERAGE DURATION--another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

FIXED-INCOME SECURITY TYPES

* ASSET-BACKED SECURITIES--debt securities that represent ownership in a pool of receivables, such as credit card debt, auto loans, or mortgages.

* CORPORATE SECURITIES--debt securities or instruments issued by corporations. Short-term corporate securities are typically issued to raise cash and cover current expenses in anticipation of future revenues; long-term corporate securities are issued to finance capital expenditures, such as new plant construction or equipment purchases.

* FOREIGN GOVERNMENT SECURITIES--debt securities issued or guaranteed by foreign governments or their political subdivisions. Some of these securities are direct obligations of the issuing government; others are backed by some form of government sponsorship.

* MORTGAGE-BACKED SECURITIES--debt securities that represent ownership in pools of mortgage loans. Most mortgage-backed securities are structured as "pass-throughs"--the monthly payments of principal and interest on the mortgages in the pool are collected by the bank that is servicing the mortgages and are "passed through" to investors. While the payments of principal and interest are considered secure (many are backed by government agency guarantees), the cash flow is less certain than in other fixed-income investments. Mortgages that are paid off early reduce future interest payments from the pool.

* U.S. GOVERNMENT AGENCY SECURITIES--debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank). Some agency securities are backed by the full faith and credit of the U.S. government, while others are guaranteed only by the issuing agency. Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures, and bonds (maturing in three months to 50 years).

* U.S. TREASURY SECURITIES--debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government.
Treasury securities include bills (maturing in one year or less), notes (maturing in two to ten years), and bonds (maturing in more than ten years).


72      1-800-345-2021


[inside back cover]

AMERICAN CENTURY FUNDS
-------------------------------------------------------------------------------

BENHAM GROUP(reg.sm)
TAXABLE BOND FUNDS
U.S. TREASURY & GOVERNMENT
   Short-Term Treasury
   Short-Term Government
   GNMA
   Intermediate-Term Treasury
   Long-Term Treasury
   Inflation-Adjusted Treasury
   Target Maturities Trust: 2000
   Target Maturities Trust: 2005
   Target Maturities Trust: 2010
   Target Maturities Trust: 2015
   Target Maturities Trust: 2020
   Target Maturities Trust: 2025
CORPORATE & DIVERSIFIED
   Limited-Term Bond
   Intermediate-Term Bond
   Bond
   Premium Bond
   High-Yield Bond
INTERNATIONAL
   International Bond

TAX-FREE & MUNICIPAL BOND FUNDS
MULTIPLE-STATE
   Limited-Term Tax-Free
   Intermediate-Term Tax-Free
   Long-Term Tax-Free
   High-Yield Municipal
SINGLE-STATE
   Arizona Intermediate-Term Municipal
   California High-Yield Municipal
   California Insured Tax-Free
   California Intermediate-Term Tax-Free
   California Limited-Term Tax-Free
   California Long-Term Tax-Free
   Florida Intermediate-Term Municipal

MONEY MARKET FUNDS
TAXABLE
   Capital Preservation
   Government Agency Money Market
   Premium Capital Reserve
   Premium Government Reserve
   Prime Money Market
TAX-FREE & MUNICIPAL
   California Municipal Money Market
   California Tax-Free Money Market
   Florida Municipal Money Market
   Tax-Free Money Market

AMERICAN CENTURY(reg.sm) GROUP
ASSET ALLOCATION
   Strategic Allocation: Conservative
   Strategic Allocation: Moderate
   Strategic Allocation: Aggressive
BALANCED
   Balanced
CONSERVATIVE EQUITY
   Income and Growth
   Equity Income
   Value
   Equity Growth
SPECIALTY
   Utilities
   Real Estate
   Global Natural Resources
   Global Gold
SMALL CAP
   Small Cap Quantitative
   Small Cap Value

TWENTIETH CENTURY GROUP
GROWTH
   Select
   Heritage Growth
   Ultra
AGGRESSIVE GROWTH
   Vista
   Giftrust
   New Opportunities
INTERNATIONAL GROWTH
   International Growth
   International Discovery
   Emerging Markets
GLOBAL
   Global Growth

Please call for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[right margin]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI


THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

FUNDS DISTRIBUTOR, INC.
(c) 1998 AMERICAN CENTURY SERVICES CORPORATION


[recycled logo]
Recycled


[back cover]


American Century Investments                                     BULK RATE
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES



9901                                                    Funds Distributor, Inc.
SH-BKT-15067                      (c)1998 American Century Services Corporation